Filed with the Securities and Exchange Commission on April 13, 2023
REGISTRATION NO. 002-81318
INVESTMENT COMPANY ACT NO. 811-03625
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 37
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 43
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THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
(Exact Name of Registrant)
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)
751 Broad Street
NEWARK, NEW JERSEY 07102-3714
(973) 802-6000
(Address and telephone number of Depositor's principal executive offices)
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JORDAN K. THOMSEN
VICE PRESIDENT AND CORPORATE COUNSEL
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NEW JERSEY 07102
(800) 778-2255
(Name, address and telephone number of agent for service)
COPIES TO:
ELIZABETH L. GIOIA
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-1624
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on May 1, 2023 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Qualified Individual Variable Contract Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777

QUALIFIED VARIABLE INVESTMENT PLAN®
This prospectus describes a qualified individual variable annuity contract offered by The Prudential Insurance Company of America ("Prudential," "we" "our" or "us") and the Prudential Qualified Individual Variable Contract Account. The Annuity provides for the potential accumulation of retirement savings and retirement income through annuitization. The Annuity is intended for retirement or other long-term investment purposes. This prospectus describes all material rights and obligations of Annuity owners under the Annuity contracts.
If you are receiving this prospectus, it is because you currently own the Annuity. The Annuity is no longer offered for new sales. Please read this prospectus and retain it for future reference.
In compliance with U.S. law, Prudential delivers this prospectus to Annuity Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.
This Annuity provides a Credit which can be recaptured in certain circumstances described in this prospectus. This Credit may be more than offset by fees and charges in this Annuity, which are also described in this prospectus. These fees and charges may be higher than other, similar products that do not offer a Credit.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM/ANNUITIES

Prospectus Dated: May 1, 2023	Statement of Additional Information Dated: May 1, 2023

    QVIPPROS

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GLOSSARY OF TERMS
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.
Accumulation Phase. The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.
Annuitant. The person whose life determines how long the contract lasts and the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving eligible co-annuitant, and the owner is not the annuitant, the owner becomes the annuitant.
Annuity Date. The date when income payments are scheduled to begin. You must have our permission to change the annuity date. If the co-annuitant becomes the annuitant due to the death of the annuitant, and the co-annuitant is older than the annuitant, then the annuity date will be based on the age of the co-annuitant, provided that the contract's requirements for changing the annuity date are met (e.g., the co-annuitant cannot be older than a specified age). If the co-annuitant is younger than the annuitant, then the annuity date will remain unchanged.
Beneficiary. The person(s) or entity you have chosen to receive a death benefit.
Bonus. The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. This bonus payment is discretionary in later years. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an "additional amount."
Business Day. A day on which the New York Stock Exchange (NYSE) is open for business. Our business day generally ends at 4:00 p.m. Eastern time.
Cash Value. The variable account of your contract minus any applicable charges or fees.
Co-Annuitant. The person shown on the contract data pages who becomes the annuitant (if eligible) upon the death of the annuitant if the contract's requirements for changing the annuity date are met. No co-annuitant may be designated if the owner is a non-natural person.
Code. The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant. The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contract Date. The date we accept your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.
Contract Owner, Owner, or You. The person entitled to the ownership rights under the contract.
Contract Value. This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.
Credit. An amount we allocate to your Annuity’s Account Value each time you make a Purchase Payment. The amount of the Credit is payable from our general account. The amount of the Credit depends on the cumulative amount of Purchase Payments you have made to your Annuity, payable as a percentage of each specific Purchase Payment.
Custodial Account. A trust or custodial account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Death Benefit. If a death benefit is payable, the beneficiary you designate will receive, depending on the age of the annuitant at death, either the contract value or the total invested purchase payments reduced proportionally by withdrawals, or a potentially greater amount related to sub-account appreciation.
Fixed Interest Rate Option. An investment option that offers a fixed rate of interest for a one-year period.
Good Order. An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.
Income Options. Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.
Income Phase. The period during which you receive income payments under the contract.
Portfolio: Any underlying mutual fund which may be selected as an investment option by the owner. The terms “Fund” and “Portfolio” are used interchangeably. Some of the Portfolios use the term “Fund” and others use the term “Portfolio” in their respective prospectuses.
Prudential Annuity Service Center. For general correspondence: P.O. Box 7960, Philadelphia, PA 19176. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The phone number is 1-888-PRU-2888. Prudential's website is www.prudential.com/annuities.

Purchase Payments. The amount of money you pay us to purchase the contract. Generally, you can make additional purchase payments at any time during the accumulation phase.
Separate Account. Purchase payments allocated to the variable investment options are held by us in a separate account called the Prudential Qualified Individual Variable Contract Account. The separate account is set apart from all of the general assets of Prudential.
Statement of Additional Information. A document containing certain additional information about the Qualified Variable Investment Plan variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.
Sub-account. A division of the Separate Account. Each Sub-account invests in a particular Portfolio.
Tax Deferral. This is a way to generally increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until a distribution is taken from your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See the "Tax Considerations" section of this prospectus.
Variable Investment Option. When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account is referred to in your contract as a subaccount.

KEY INFORMATION

Important Information You Should Consider About the Annuity
Fees and Expenses
Charges for Early Withdrawals
If you withdraw money from the Annuity within 8 years following your last premium payment, you may be assessed a surrender charge. The maximum surrender charge is 8% of the premium payment, and a surrender charge may be assessed up to 8 years after the last premium payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $8,000 on a $100,000 withdrawal. If you withdraw money from the Annuity within 8 years following the application of a Bonus Credit to your Annuity, we may recapture the Bonus Credit.

For more information on transaction charges, please refer to the "Fees and Charges" section of this prospectus.
Transaction Charges	None

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract	1.20%*	1.276%*
	Investment options	0.29%	1.11%
(Portfolio fees and expenses)
	Optional benefits available for an additional charge	None	None
(for a single optional benefit, if elected)
* Charge based on average daily assets allocated to the Sub-accounts.
Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	$1,526	$2,358
	Assumes:	Assumes:
	· Investment of $100,000	· Investment of $100,000
	· 5% annual appreciation	· 5% annual appreciation
	· Least expensive Portfolio fees and expenses	· Most expensive Portfolio fees and expenses
	· No sales charges	· No sales charges
	· No additional purchase payments, transfers or withdrawals	· No additional purchase payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the "Fee Table" section of this prospectus.

Risks
Risk of Loss	You can lose money by investing in the Annuity. You can also lose value from Credits if they are recaptured by us.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Not a Short-Term Investment	The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing purchase payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Risks Associated with Investment Options	An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Annuity, including the Fixed Interest Rate Option, each of which has its own unique risks. You should review the investment options before making an investment decision.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Insurance Company Risks	An investment in the Annuity is subject to the risks related to Prudential Insurance Company of America. Any obligations (including under any Fixed Interest Rate Option), guarantees, or benefits are subject to the claims-paying ability of Prudential Insurance Company of America. More information about Prudential Insurance Company of America is available upon request. Such requests can be made toll free at 1-888-PRU-2888.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Restrictions
Investments	You may make 20 transfers between investment options each Annuity Year without our consent. We guarantee this amount will never be less than four (4).
After you make 20 transfers in a contract year, we require additional transfer requests to be made in writing.
Prudential reserves the right to remove or substitute Portfolios as investment options.
For more information on investment and transfer restrictions, please refer to the "Fees and Charges" section, "Appendix A," and the "What is the Separate Account?" section of this prospectus.
Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account ("IRA"). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.

For more information on tax implications, please refer to the "Tax Considerations" section of this prospectus.
Conflicts of Interest
Investment Professional Compensation	Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investment in the Annuity.
For more information on tax implications, please refer to the "Who Distributes Annuities Offered By the Prudential Insurance Company of America" section of this prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on tax implications, please refer to the "Who Distributes Annuities Offered By the Prudential Insurance Company of America" section of this prospectus.

OVERVIEW OF THE ANNUITY
The Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. This Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. Generally, investors “defer” receiving annuity payments until after an accumulation period. This Annuity may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.
During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the variable investment options and the fixed interest rate option. We may recapture this bonus if you make a withdrawal within the 8 years following the date you make a purchase payment.
The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of the associated purchase payment within eight contract anniversaries of the time that the purchase payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a withdrawal charge or if you make a withdrawal under the Critical Care Access option.
The Annuity also offers a basic Death Benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die. It may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax-Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for “non-qualified” investments. The Annuity allows you to invest your money in several variable investment options as well as in one or more fixed investment options.
The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are generally taxed as income when you make a withdrawal. The income phase starts when you begin receiving regular payments from your contract.
The variable investment options, each a Sub-account of the Separate Account, invest in an underlying Portfolio. The fixed interest rate option offers a guaranteed interest rate. While your money is allocated to this option, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually. Additional information about the Portfolios is provided in Appendix A to the prospectus.
If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you may not be able to change your payment plan. We currently make annuity payments available on a fixed basis.
You can withdraw a limited amount of money from your Annuity on an annual basis without any charges.
We currently we do not assess a transfer charge. Certain limitations and restrictions may apply to transfers involving the fixed interest rate option and variable investment options.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between investment options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the "Fees and Charges" section.

Transaction Expenses	Maximum
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each purchase payment)[1]	8.00%
Transfer Fee	None
1 Withdrawal charges are imposed only on purchase payments. In addition, during any contract year you may withdraw up to 10% of the total contract value (calculated as of the date of the first withdrawal made in that contract year), without charge. There is no withdrawal charge on any withdrawals made under the Critical Care Access option. Withdrawal charges are also waived when a death benefit is paid.

Year 0	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8+
8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%
The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.

Annual Annuity Expenses	Maximum
Administrative Expenses[2] (assessed annually on the Annuity’s anniversary date or upon surrender)	$30.00
Base Contract Expenses (based on the average daily net assets of the Sub-accounts)	1.20%
2 This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated. The Administrative Expense is referred to as "Annual Maintenance Fee" elsewhere in this Prospectus.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.29%	1.11%
Example
This Example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.
The Example assumes that you invest $100,000 in the annuity contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

QUALIFIED VARIABLE INVESTMENT PLAN®
	Assuming maximum fees and expenses of any of the portfolios available				Assuming minimum fees and expenses of any of the portfolios available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your Annuity at the end of the applicable time period:	$10,358	$13,258	$16,416	$26,525	$9,526	$10,738	$12,174	$17,854
If you annuitize at the end of the applicable time period:	$2,358	$7,258	$12,416	$26,525	$1,526	$4,738	$8,174	$17,854
If you do not surrender your Annuity:	$2,358	$7,258	$12,416	$26,525	$1,526	$4,738	$8,174	$17,854

PRINCIPAL RISKS OF INVESTING IN THE ANNUITY
The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to one or more of the Sub-Accounts, which invest in Portfolios. If the Sub-Accounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Sub-Accounts invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Insurance Company Risk. No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Annuity, including amounts allocated to the Fixed Interest Rate Option. You should look to the financial strength of Prudential for its claims-paying ability. Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax adviser for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the accumulation period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as a Contingent Deferred Sales Charge, Annual Maintenance Fee, and Tax Charge. In addition, we may recapture some or all of the Credits applied to your Annuity.
Credit Recapture. In certain circumstances we may recapture any Credits applied to your Contract if you access your Account Value during the accumulation period or surrender your Annuity.
Not a Short-Term Investment. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
Death Benefit Risk. While this Annuity provides a Death Benefit, the amount of that benefit is subject to investment gains and losses and is reduced for any withdrawals you take.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Annuity. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OPTIONS
WHAT ARE THE VARIABLE INVESTMENT OPTIONS?
Each variable investment option is a Sub-account that invests exclusively in a single Portfolio. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at www.prudential.com/PICA-QVIP-STAT . You can also request this information at no cost by calling 1-888-PRU-2888.
Fixed Interest Rate Option
We also offer a fixed interest rate option. When you select this option, your payment will earn interest at the established rate for a one-year period. This rate will be at least 3%. A new interest rate period is established every time you allocate or transfer money into the fixed interest rate option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time.
Payments allocated to the fixed interest rate option become part of Prudential's general assets.
Transfers Among Options
We allow you to transfer money among the mutual fund investment options, and from the mutual fund investment options to the fixed interest rate option, but we have the contractual right to limit you to as few as four such transfers each contract year. If we decide to impose this four-transfer limit, we will notify you in advance. We currently impose a different yearly limitation on the manner in which we will accept your transfer requests. Specifically, once you have made 20 transfers among the subaccounts during a contract year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this transfer restriction, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same business day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as dollar cost averaging.
Frequent transfers involving the mutual fund investment options in response to short-term fluctuations in markets, sometimes called "market timing," can affect a portfolio manager's ability to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transactions costs, or affect performance. For those reasons, the contract was not designed for persons who make programmed, large, or frequent transfers. Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
The minimum transfer amount is $300 or the total amount in the investment option if it is less than $300. Your transfer request may be made by telephone, electronically or otherwise in paper form to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following unauthorized telephone instructions that we reasonably believed to be genuine. Your transfer request will take effect at the end of the business day on which it was received in good order. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the New York Stock Exchange (NYSE) closes early. Transfer requests received after the close of the business day will take effect at the end of the next business day.
You can make transfers out of the fixed interest rate option only during the 30-day period following your contract anniversary date.
The maximum amount you may transfer from the fixed interest rate option is limited to the greater of:
•25% of the amount allocated to the fixed interest rate option; or
•$2,000.
Dollar Cost Averaging
The Dollar Cost Averaging (DCA) feature allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. You may choose to have these automatic transfers from the DCA account made monthly. By investing amounts on a regular schedule instead of investing the total amount at one time, dollar cost averaging may decrease the effect of sub-account fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against a loss in declining markets.
When you establish your DCA account with your first purchase payment, you must allocate a minimum of either $2,000 or 10% of your purchase payment, whichever is greater, to your DCA account. If you establish your DCA account at a later time, a minimum of $2,000 is required.
Once established, your first transfer out of the account must be at least 3% of your DCA account. The minimum amount you can transfer into any one investment option is $20. Transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will occur on the same date each month as your DCA start date, provided that the NYSE is open on that date. If the NYSE is not open on a particular transfer date, the transfer will take effect on the next business day. If processing the transfer on the next business day would result in the transaction occurring in the subsequent calendar year, then we will process the transaction on the preceding business day.
Any dollar cost averaging transfers you make are not counted toward the maximum number of transfers you are allowed each year. This feature is available only during the contract accumulation phase.
Scheduled Transactions
Scheduled transactions include transfers under dollar cost averaging, systematic withdrawals, minimum distributions or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a business day. In that case, the transaction will be processed and valued on the next business day, unless the next business day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior business day.
Substitution
We may substitute one or more of the underlying mutual funds used by the variable investment options. We may also cease to allow investments in existing portfolios. We would not do this without the approval of the Securities and Exchange Commission (SEC) and any necessary state insurance departments. You will be given specific notice in advance of any substitution we intend to make.
Other Changes
We may also make other changes to such things as the minimum amounts for purchases, transfers and withdrawals. However, before imposing such changes we will give you at least 90 days notice.

FEES AND CHARGES
There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.
The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract.
Insurance Charges
Each day, we make a deduction for insurance charges as follows:
The mortality risk portion of the insurance charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. We also incur the risk that the death benefit amount exceeds the contract value. The expense risk portion of the insurance charge is for our assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.
The mortality and expense risk charge is equal, on an annual basis, to 1.20% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest rate option.
If the charges under the contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from the charges. The mortality and expense risk charge for your contract cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.
Withdrawal Charge
During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received in good order at the Prudential Annuity Service Center.
For contracts issued prior to 1984, for the purpose of determining sales charges, withdrawals are deemed to be made from purchase payments on a first-in, first-out basis.
For contracts issued in 1984 and after when you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings. You will need to get our consent if you want to make a partial withdrawal that is less than $300 or if making a partial withdrawal would reduce your contract value to less than $300.
You may be subject to certain restrictions on the withdrawal of salary reduction contributions and earnings invested in annuity contracts which are subject to Section 403(b) of the Code. Under these annuity contracts, withdrawals may be made prior to age 59½ if you leave your job, die or are permanently disabled. Annuity contracts used for IRAs or SEPs are not subject to restrictions on the right to withdraw, but are subject to income tax and may also be subject to a 10% additional tax for withdrawals prior to age 59½. For a complete discussion of these contracts, please refer to the "Tax Considerations" of this prospectus.
The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.
Each contract year, you can withdraw earnings plus up to 10% of the value of your total contract, calculated as of the date of the first withdrawal made during a contract year without paying a withdrawal charge. This amount is referred to as the "charge-free" amount. Prior to the eighth contract anniversary following a purchase payment, if your withdrawal is more than the charge-free amount, a withdrawal charge will be applied. For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis. Even if not subject to surrender charges, withdrawals will still have tax consequences and may be subject to a 10% additional tax. Please refer to the "Tax Considerations" section of this prospectus.
The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made, by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.

Number of Contract Anniversaries Since the Date of Each Purchase Payment
Year 0	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8+
8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%
If you are 81 or older when you make your purchase payment, your surrender charges for that payment will be lower.

Bonus Recapture
The bonus amount associated with a purchase payment will be recaptured if you withdraw the associated purchase payment within eight contract anniversaries after the payment was made. The bonus amount will be withdrawn in the same proportion as the purchase payments being withdrawn. This includes withdrawals made for the purpose of annuitizing if withdrawal charges apply. If you make a withdrawal eight contract anniversaries or more after a purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and retain the bonus amount.
Examples of Recapturing Credits
The following are hypothetical examples of how Credits could be recaptured. These examples do not cover every potential situation. These are the only situations in which Credits may be recaptured.
Recapture from Critical Care Surrenders
•Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You receive a Credit of $500 ($50,000 X .01). The Annuitant is diagnosed as terminally ill in the 6th month after the Issue Date and we grant your request to surrender your Annuity under the Critical Care surrender provision. Assuming the Credits were applied within 12-months of the date of diagnosis of the terminal illness, the amount that would be payable under the Critical Care surrender provision would be reduced by the entire amount of the Credits ($500).
•Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 6th month after the Issue Date. Both of the Purchase Payments received a 1.0% Credit, for a total of $600. The Annuitant is diagnosed as terminally ill in the 16th month after the Issue Date and we grant your request to surrender your Annuity under the Critical Care surrender provision. Since the initial Purchase Payment (and the Credits that were applied) occurred more than 12-months before the diagnosis, the amount that would be payable upon the Critical Care surrender provision would not be reduced by the amount of the Credits applied to the initial Purchase Payment. However, the $10,000 additional Purchase Payment was made within 12-months of the date of diagnosis. Therefore, the amount that would be payable under the Critical Care surrender provision would be reduced by the amount of the Credits payable on the additional Purchase Payment ($100).
Recapture from Surrenders
•Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You receive a Credit of $500 ($50,000 X .01). The Annuitant surrenders the annuity after the 5th contract anniversary. Assuming the Credit was applied within 5 years of the date of surrender, the amount that would be payable under the surrender would be reduced by $500 ($50,000 x 0.1) including any withdrawal charges and any contract fee, if applicable.
•Assume you purchase your Annuity with an initial Purchase Payment of $50,000. You make an additional Purchase of $10,000 in the 2nd contract year after the Issue Date. Both of the Purchase Payments received a 1.0% Credit, for a total of $600. The Annuitant surrenders the annuity after the 8th contract anniversary after the Issue Date. Since the initial Purchase Payment (and the Credit that was applied) occurred more than 8 contract years before the surrender, the amount that would be payable upon the surrender would not be reduced by the amount of the Credit applied to the initial Purchase Payment. However, the $10,000 additional Purchase Payment was made within 6 contract anniversaries of the date of surrender. Therefore, the amount that would be payable under the surrender would be reduced $100 ($10,000 x .01) including any withdrawal charges and any contract fee, if applicable.
Critical Care Access
Where permitted by law, you may request to surrender your Annuity prior to the Annuity Date without application of any withdrawal charges and annual contract fee if the Annuitant or the last surviving Co-Annuitant (if applicable) becomes confined to an eligible nursing home, hospital or becomes terminally ill. The amount payable will be your Account Value.
This waiver of any applicable withdrawal charges and annual contract fee is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
•the Annuitant, or last surviving Co-Annuitant (if applicable) is first confined in an eligible nursing home or eligible hospital while your Annuity is in force and remains confined for at least 90 days in a row;
•the Annuitant, or last surviving Co-Annuitant (if applicable) is first diagnosed as having a terminal illness while your Annuity is in force;
•the Annuitant, or last surviving Co-Annuitant (if applicable) must be alive as of the date we pay the proceeds of such surrender request;
•we must receive satisfactory proof of the Annuitant's, or last surviving Co-Annuitant’s (if applicable), confinement in an eligible nursing home, eligible hospital or terminal illness in writing on a form satisfactory to us; and
•proceeds will only be sent by check or electronic fund transfer directly to the Owner
Critical Care Access is not available in all states.
Annual Contract Fee
During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 per contract year (this fee may differ in certain states). This annual contract fee is used for administrative expenses and cannot be increased. The fee will be deducted proportionately from each of the investment options that you have selected. This charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.

Tax Charge
Some states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We currently deduct the Tax Charge from the Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of the Account Value. The Tax Charge currently ranges up to 3.5%. We reserve the right to deduct the Tax Charge from Purchase Payments when received or from Surrender Value upon surrender. “Surrender Value” refers to the Account Value (which includes the effect of any Market Value Adjustment) less any applicable CDSC, any applicable Tax Charge, any charges assessable as a deduction from the Account Value for any optional living or death benefits provided by rider or endorsement, and any Annual Maintenance Fee.
Company Taxes
We pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for taxes and may impose a charge in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the separate account or general account.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.
Underlying Portfolio Fees
When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding underlying Portfolio. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2022 , the fees of these funds ranged on an annual basis from 0.29% to 1.08% of fund assets. For additional information about these fund fees, please consult the Series Fund prospectus.

PURCHASING YOUR ANNUITY
Please note that this Annuity is no longer available for new sales.
Purchase Payments
Under a retirement plan, purchase payments were made through payroll deduction or a similar arrangement with an employer. These payments would have totaled at least $300 during any 12-month period. If you purchased the Qualified Variable Investment Plan outside of an employer sponsored retirement plan, your purchase payments would have been a minimum of $100, with a maximum contribution equal to the maximum amount allowed by law. See the "Tax Considerations" section of this prospectus for additional information regarding the maximum amounts allowed by law. Prudential currently accepts subsequent purchase payments below this $100 minimum amount. We reserve the right to again require a $100 minimum at some future date. We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold, may purchase this contract only if the oldest of the owner, joint owner, annuitant, or co-annuitant is age 68 or younger on the contract date (age 80, if you have elected a minimum distribution option or other, comparable IRS election).
Allocation of Purchase Payments
When you purchased a contract, we allocated your invested purchase payment among the variable investment options and the fixed interest rate option, based on the percentages you choose. When you make an additional purchase payment, it will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise. You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.
We would have credited the initial purchase payment to your contract within two business days from the day on which we receive your payment in good order at the Prudential Annuity Service Center. If, however, your first payment was made without enough information for us to set up your contract, we would have contracted you to obtain the required information. If we were not able to obtain this information within five business days, we would have within the five business day period either returned your purchase payment or obtained your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order. Our business day generally closes at 4:00 p.m. Eastern time. Our business day may close earlier, for example if regular trading on the NYSE closes early. Subsequent purchase payments received in good order after the close of the business day will be credited on the following business day.
Calculating Contract Value
The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract allocated to the variable investment options, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.
Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:
1. adding up the total amount of money allocated to a specific investment option;
2. subtracting from that amount insurance charges and any other charges such as taxes; and
3. dividing this amount by the number of outstanding accumulation units.
When you make a purchase payment to a variable investment option, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the NYSE closes each day and then credit your contract. The value of the accumulation units can increase, decrease or remain the same from day to day.
We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3% a year on that portion of the contract allocated to the fixed interest rate option.

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
(Annuitization)
Payment Provisions
Under the terms of the currently offered contract, annuity payments must begin no later than the contract anniversary that coincides with or next follows the annuitant's 90th birthday. At our discretion, annuity payments may start at a later date. Different payment provisions and income payments apply to certain previously offered contracts. See the discussion contained in the SAI for further details.
You should be aware that generally under most tax-favored plans, you must begin receiving payments by the applicable age. For more information about the applicable age and further discussion of RMDs, see the " Tax Considerations " section of this prospectus.
We make the annuity options described below available (subject to the retirement arrangement that covers you) at any time before the annuity date. During the income phase, all of the annuity options under the currently offered contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. At any time before your annuity date, you may ask us to change the annuity date specified in your contract to another permissible date.
As indicated above, when you decide to begin receiving annuity payments, your participation in the variable investment options ends. Generally, once you begin receiving regular payments you cannot change your payment plan. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that, depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options, these withdrawal charges will be waived.
Option 1. Life Annuity With 120 Payments (10 Years) Certain Option
Under this option, we will make annuity payments monthly, quarterly, semiannually or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. The interest rate used will be at least 3.5% a year.
Option 2. Interest Payment Option
Under this option, we credit interest on your contract value not yet withdrawn. We can make interest payments on a monthly, quarterly, semiannual or annual basis or allow the interest to accrue on your contract assets. If an annuity option is not selected by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3% a year. Upon the death of the annuitant, we will pay the beneficiary the remaining contract assets.
Generally this option will not satisfy minimum distribution requirements.
Option 3. Other Annuity Options
We currently offer a variety of other annuity options not described above, including a qualified joint and survivor option. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your annuity date.
These options are referred to in your contract as the supplemental life annuity option. Under the supplemental life annuity option, we will waive withdrawal charges that might be applicable under other annuity options. In addition, if you select Option 1 without a right of withdrawal, we will effect that option under the supplemental life annuity option, if doing so provides greater monthly payments.
Additional Tax Considerations
If your contract is held under a tax favored plan, you should consider the minimum distribution requirements when selecting your annuity option.
For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(a) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

MANAGING YOUR ACCOUNT VALUE
WHAT IS THE 1% BONUS? We will add to your account an additional 1% of your purchase payments during the first three years of your contract. Payment of the bonus amount may be limited to $1,000 each contract year. After three contract years the additional 1% may be added at our discretion. Also, the 1% will be recaptured if you make a withdrawal within eight contract anniversaries after the purchase payment is made.
Prudential and its affiliated insurance company subsidiaries, through separate prospectuses, sell individual variable annuities that do not provide a bonus. In deciding whether to buy a Qualified Variable Investment Plan contract, you should compare the costs and other features of those contracts (or of other variable annuity contracts made available by your representative) with the costs under the Qualified Variable Investment Plan contract. In particular, you should be aware that certain of the charges under the Qualified Variable Investment Plan contract are higher than those under variable annuities that do not offer a bonus.
We impose these higher charges to recoup our costs associated with the granting of bonus payments. Under certain scenarios, you could find yourself in a disadvantageous position for having bought a Qualified Variable Investment Plan contract, as opposed to another variable annuity. For example, if you withdraw a purchase payment under the Qualified Variable Investment Plan contract within eight contract anniversaries after you made the payment, you will forfeit the associated bonus, but you will have been subject to those higher charges nonetheless. Accordingly, you should be prepared to keep your purchase payments invested for at least the eight contract anniversary period in order to take full economic advantage of the bonus payments you have received.

ACCESS TO ACCOUNT VALUE
How Can I Access My Money?
You can access your money by:
•making a withdrawal (either partial or full), or
•choosing to receive annuity payments during the income phase.
Withdrawals During the Accumulation Phase
When you make a full or partial withdrawal, you will receive the value of your contract, minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.
Unless you tell us otherwise, any partial withdrawal and related withdrawal charges will be made proportionately from all of the variable investment options as well as the fixed interest rate option, depending on your investment selections. You will have to receive our consent to make a partial withdrawal if the amount is less than $300 or if, as a result of the withdrawal, the value of your contract would be reduced to less than $300.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal through a systematic withdrawal program, you may only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.
We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order at the Prudential Annuity Service Center. We will deduct applicable charges, if any, from the assets in your contract. Specifically, we will deduct any applicable charges proportionately from all of the variable investment options as well as the fixed interest rate option.
Income taxes, tax penalties, withdrawal charges, and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see the "Tax Considerations" section of this prospectus.
Automated Withdrawals
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount. The minimum automated withdrawal amount you can make is $300.
Income taxes, tax penalties, withdrawal charges and certain restrictions may apply to automated withdrawals. For a more complete explanation, see the "Tax Considerations" section of this prospectus.
Suspension of Payments or Transfers
The SEC may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
1. The NYSE is closed (other than customary weekend and holiday closings);
2. Trading on the NYSE is restricted;
3. An emergency exists, as determined by the SEC, during which sales of shares of the underlying mutual funds are not feasible or we cannot reasonably value the accumulation units; or
4. The SEC, by order, so permits suspension or postponement of payments for the protection of owners.
We expect to pay the amount of any withdrawal or process any transfer made from your investment options promptly upon request. We are, however, permitted to delay payment for up to six months on withdrawals from the fixed interest rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3%.

WHAT IS THE QUALIFIED VARIABLE INVESTMENT PLAN VARIABLE ANNUITY?
The Qualified Variable Investment Plan Variable Annuity is a contract designed for use in connection with various retirement arrangements. The contract is between your employer who is the owner, and us, the insurance company, The Prudential Insurance Company of America (Prudential, We or Us). Under certain circumstances, the contract is directly between you and the insurance company.
Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.
This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. If you purchase the annuity contract in a tax-favored plan such as an IRA, that plan provides tax deferral even without investing in an annuity contract. Therefore, before purchasing an annuity in a tax-favored plan, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.
The Qualified Variable Investment Plan is a variable annuity contract. During the accumulation phase, you can allocate your assets among the variable investment options as well as a fixed interest rate option. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual fund portfolio(s) you have selected. Because the value of the portfolios fluctuates, depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.
As mentioned above, the Qualified Variable Investment Plan also contains a fixed interest rate option. This option offers an interest rate that is guaranteed by us for one year and will be at least 3% per year.
As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long (if applicable) the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

BENEFITS AVAILABLE UNDER THE ANNUITY
The following table summarizes information about the benefits available under the Annuity.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee*	Restrictions/Limitations
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	0%	None
Dollar Cost Averaging	Allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s).	Standard	0%	Minimum allocation requirements.
Beneficiary
The beneficiary is the person(s) or entity you designate to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant or last surviving annuitant dies by making a written request to us. If no beneficiary is named for a trust owned contract, the default beneficiary will be the contract owner.
Death Benefit
If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death and any other needed documentation in good order (proof of death), pay a death benefit to the designated beneficiary. We require proof of death to be submitted promptly.
This is how the amount of the death benefit is calculated:
For contracts issued prior to 1984, if the annuitant dies during the accumulation phase before age 65, the amount of the death benefit will be the total amount of purchase payments plus any bonus credited by Prudential, reduced proportionally by withdrawals.
For contracts issued in or after 1984, if the annuitant dies during the accumulation phase before age 65, the amount of the death benefit will be the greater of (a) the current value of the contract as of the date we receive proof of death, or (b) the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by withdrawals.
If the annuitant is age 65 or older, the amount of the death benefit will be the current value of the contract as of the time we receive appropriate proof of death.
Here is an example of how the death benefit is calculated for contracts issued prior to 1984:
Suppose a contract owner had made purchase payments and was credited a bonus totaling $100,000. If the annuitant is younger than age 65, the death benefit would be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contract owner had withdrawn 50%, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000. As stated above, after age 65, the death benefit amount is simply the current value of the contract.
Here is an example of how the death benefit is calculated for contracts issued in or after 1984:
Suppose a contract owner had made purchase payments and was credited a bonus totaling $100,000, but, due to unfortunate investment results, the contract value had decreased to $80,000. If the annuitant is younger than age 65, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contract owner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000. As stated above, after age 65, the death benefit amount is simply the current value of the contract.
If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.
Alternative Death Benefit Payment Options - Contracts Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. The accompanying proposed regulations are generally effective starting January 1, 2023 and we reserve our rights to implement any final regulations addressing these requirements in the future.
In addition , if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” In addition, in such situations that you die on or after the Required Beginning Date, the Death Benefit must also be paid out at least as rapidly as under the method then in effect at the time of death in addition to meeting the Qualified Ten-Year Deadline.
•”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated beneficiary is an eligible designated beneficiary shall be made as of the date of your death.
•If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached the applicable age, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner subject to specific limits under the proposed regulations.
•If you die before a designated Beneficiary is named, and your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in a lump sum by December 31st of the year that includes five year anniversary of the date of death,
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult with a professional tax advisor about the federal income tax consequences of distribution options.
Upon election of this IRA Beneficiary Continuation Option:
•the Annuity contract will be continued in the Owner’s name, for the benefit of the Beneficiary.
•the Account Value will be equal to any Death Benefit (including any optional Death Benefit) that would have been payable to the Beneficiary if they had taken a lump sum distribution.
•the Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. NOTE: The Sub-accounts offered under the IRA Beneficiary Continuation option may be limited.
•no additional Purchase Payments can be applied to the Annuity.
•the basic Death Benefit and any optional Death Benefits elected by the Owner will no longer apply to the Beneficiary.
•the Beneficiary can request a withdrawal of all or a portion of the Account Value at any time without application of CDSC.
•upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary.
•all amounts in the Annuity must be paid out to the Beneficiary according to the Minimum Distribution rules described in the "Tax Considerations" section.
Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the IRA Beneficiary Continuation option.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Service (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to us that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax . If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982 is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax and possibly the 10% additional tax.

Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $14,450 for estates and trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity. Amounts are not subject to this additional tax if:
▪the amount is paid on or after you reach age 59½;
▪the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);
▪the amount received is attributable to your becoming disabled (as defined in the Code);
▪ generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually (please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years and the impermissible modification of payments during that time period will result in retroactive application of the 10% additional tax) ; or
▪the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.

Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are taxed at ordinary income tax rates. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
▪As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
▪Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.
▪Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the Annuity. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.

Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Nonqualified Annuity Sub-accounts must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. The tax law limits the amount of control you may have over choosing investments for your Annuity. If this “investor control” rule is violated your Annuity assets will be considered owned directly by you and lose the favorable tax treatment generally afforded to annuities.
While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may have been purchased for use in connection with:
▪Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
▪Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
▪A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
▪H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
▪Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
▪Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not currently indexed for inflation. However, the $1,000 catch-up contribution for IRA owners age 50 or older will be indexed for inflation starting in 2024 in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”). Go to www.irs.gov for the contribution limits for each year.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
▪You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
▪Your rights as Owner are non-forfeitable;
▪You cannot sell, assign or pledge the Annuity;
▪The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
▪ The date on which required minimum distributions must begin cannot be later than April 1 st of the calendar year after the calendar year you turn the applicable age (see the Required Minimum Distribution rules for more details); and
▪Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
▪A 10% early withdrawal additional tax described below;
▪Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
▪Failure to take a Required Minimum Distribution, also described below.
Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
▪If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.

▪SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
▪SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation and may depend on the participant’s age. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
▪ Roth contributions are permitted for SEP IRAs starting in 2023. Under SECURE 2.0, employers may offer employees the ability to elect to treat employee and employer SEP contributions (in whole or in part) as made to a Roth IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
▪Contributions to a Roth IRA cannot be deducted from your gross income;
▪“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
▪If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA (subject to a timing restriction), employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA. You may also purchase an Annuity for a Roth IRA, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax unless a distribution that is allocable to the rollover contribution is distributed within 5 years of the conversion).
In addition, SECURE 2.0 amends the Code to allow for tax and penalty free rollovers from 529 accounts to Roth IRAs, under certain conditions. Starting in 2024, beneficiaries of 529 college savings accounts would be permitted to roll over up to $35,000 over the course of their lifetime from any 529 account in their name to their Roth IRA. These rollovers are also subject to Roth IRA annual contribution limits, and the 529 account must have been open for more than 15 years.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions). However, no recharacterizations of conversions can be made.
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
▪Your attainment of age 59½;

▪Your severance of employment;
▪Your death;
▪Your total and permanent disability; or
▪Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn the applicable age or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach the applicable age (“required beginning date”) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.

If you were born...	Your "applicable age" is …
Before July 1, 1949	70 ½
After June 30, 1949 and before 1951	72
After 1950 and before 1960*	73*
After 1958*	75*
*    If you were born in 1959, you should consult your tax advisor regarding your "applicable age," because it is not clear under SECURE 2.0 whether your "applicable age" is age 73 or age 75.
The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 25% excise tax (a 50% excise tax applied prior to the 2023 taxable year) on the amount of any required minimum distribution not made in a timely manner. The excise tax on failure is further reduced from 25 percent to 10% if corrected in a timely manner and certain other conditions are met in accordance with SECURE 2.0.
Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial present value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your non-Roth IRA s. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation beginning after 2023), for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½.

Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year. You should consult your tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation beginning after 2023) that is made from your IRA to a “split-interest entity” can be excluded from your gross income.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
•Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
•Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the post-death distribution requirements.
•Other rules. The new post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by electing to treat your IRA as your surviving spouse’s own IRA.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements for calendar years on or after January 1, 2023. We reserve the right to make changes in order to comply with the proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.
10% Additional Tax for Early Withdrawals from a Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:
▪the amount is paid on or after you reach age 59½ or die;
▪the amount received is attributable to your becoming disabled; or
▪ generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Certain modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
▪For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
▪For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes (including any estimated tax liabilities) on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.

Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required unless specifically required under the terms of the plan. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund. Nonqualified annuity contracts generally are subject to the same or similar federal income tax reporting and withholding requirements as IRAs and qualified retirement plans. As a result, we may determine in the future that we have an obligation to follow similar guidelines with respect to any amounts escheated from your nonqualified Annuity.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased

Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

GENERAL INFORMATION
How Will I Receive Statements and Reports?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our website at www.prudential.com/annuities or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
Who is the Prudential Insurance Company of America?
The Prudential Insurance Company of America (Prudential) is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, U.S. Virgin Islands, and in all states.
Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract.
Service Providers
Prudential conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Prudential may change over time. As of December 31, 2022, non-affiliated entities that could be deemed service providers to Prudential and/or an affiliated insurer within the Prudential business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street, Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
TrustFlow Digital Solutions	Administration of annuity contracts	1600 Malone Street, Millville, NY 08332
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
What is the Separate Account?
During the Accumulation Period, the assets supporting obligations based on allocations to the variable investment options are held in the Prudential Qualified Individual Variable Contract Account (Separate Account). Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of Prudential’s other assets. The assets of the Separate Account may not be used to pay any liabilities of Prudential other than those arising from the Annuity and other annuity contracts issued in connection with the Separate Account. Prudential is obligated to pay all amounts promised to investors under the Annuity.
The Separate Account consists of multiple Sub-accounts. Each Sub-account invests only in a single Portfolio. The name of each Sub-account generally corresponds to the name of the Portfolio. Each Sub-account may have several different Unit Prices to reflect charges that are offered under annuities issued by us through the Separate Account. The Separate Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of the Separate Account. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing annuities or close Sub-accounts for annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change.

If an underlying Portfolio is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the Portfolios, so we cannot guarantee that any of those Portfolios will always be available.
What is the Legal Structure of the Underlying Funds?
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.
Material Conflicts
In the future, it may become disadvantageous for separate accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
1.changes in state insurance law;
2.changes in federal income tax law;
3.changes in the investment management of any variable investment options; or
4.differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.

Fees and Payments Received by Prudential
As detailed below, Prudential and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Prudential and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. We receive Rule 12b-1 fees which compensate our affiliate, Prudential Investment Management Services LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the advisers of the underlying Portfolios or their affiliates (not the Portfolios), which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to an annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2022, under the kind of agreements described in this paragraph, there were no payments received.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.
Who Distributes Annuities Offered by the Prudential Insurance Company of America?
Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker/dealer under the Securities Exchange Act of 1934 (Exchange Act) and a member of FINRA.
The Annuity is no longer sold but Owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PIMS enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act (“Firms”). Applications for annuity products are solicited by registered representatives of those firms. PIMS utilizes a network of its own registered representatives to wholesale annuity products to Firms. Because a variable annuity contract is an insurance product as well as a security, all registered representatives who sell variable annuity contracts are also appointed as insurance agents of Prudential.
Prudential sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the NYSE, including “wirehouse” and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners.
Under the selling agreements, cash compensation in the form of commissions is paid to firms on sales according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the account value. We may also provide cash compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Prudential products. These payments may also be made in the form of percentage payments based upon the total amount of money received as purchase payments under Prudential annuity products sold through the firm. Commissions and other cash compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset-based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.

We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Prudential products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Prudential annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Prudential and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PIMS, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity’s features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PIMS; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PIMS may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as occasional meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
A list of the firms to whom Prudential pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling one annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally considered as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PIMS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to your Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.
The list below includes the names of the firms that we are aware (as of December 31, 2022) received cash compensation with respect to our annuity business during 2022 (or as to which a payment amount was accrued during 2022). The firms listed below include those receiving payments in connection with products issued by Prudential. During 2022, the least amount paid, and greatest amount paid, were $282.00 and $685,109.23, respectively.
Name of Firm:

CADARET GRANT & CO INC.	LPL FINANCIAL LLC	TBS AGENCY
CAPFINANCIAL SECURITIES, LLC	MWA FINANCIAL SERVICES INC.	TRIAD INSURANCE INC
CES INSURANCE AGENCY INC	PARADIGM EQUITIES INC	WELLS FARGO WEALTH BROKERAGE INS AGCY
CETERA ADVISORS LLC	PARK AVENUE SECURITIES INC	WELLS FARGO ADVISORS INSURANCE AGENCY
CHARLES W CAMMACK ASSOCIATES INC	RAYMOND JAMES INSURANCE GROUP	WOODBURY FINANCIAL SERVICES
HAMILTON-CAVANAUGH INV BROKERS INC	RBC CAPITAL MARKETS, LLC	KESTRA INVESTMENT SERVICES, LLC.
HEALTHCARE COMMUNITIES SECURITIES	SAGEPOINT FINANCIAL INC	UBS FINANCIAL SRVCS INS AGENCY INC
INDEPENDENT FINANCIAL GROUP INC	SECURITIES AMERICA INC	PRUCO SECURITIES CORPORATION
Financial Statements
The statutory financial statements of Prudential and the financial statements of the separate account associated with the Qualified Variable Investment Plan are included in the Statement of Additional Information.
Legal Proceedings
As of the date of this prospectus, none of Prudential, the Separate Account or Prudential Investment Management Services LLC is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Prudential and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or Prudential's ability to meet its obligations under the Annuity, or the ability of Prudential Investment Management Services LLC to meet its obligations related to the Annuity.

How to Contact Us
communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com/annuities
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
1600 Malone Street
Millville, NJ 08332
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g. Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system, and at www.prudential.com/annuities, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your financial professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system, www.prudential.com/annuities, our website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Prudential does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
This prospectus is being provided for informational or educational purposes only and does not consider the investment objectives or financial situation of any Annuity owner. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Annuity owners seeking information regarding their particular investment needs should contact a financial professional.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

Assignment
Since the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.
Exchange Offer for Certain Contract Owners
In past years, we have permitted contract owners under certain qualified plans to exchange their contracts for certain mutual funds or variable annuity contracts. We no longer offer such exchanges.

APPENDIX A - PORTFOLIOS AVAILABLE UNDER THE ANNUITY
The following is a list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/PICA-QVIP-STAT . You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Equity	AST Cohen & Steers Realty Portfolio♦, 1 Cohen & Steers Capital Management, Inc.	1.08%	-25.36%	5.30%	7.39%
Equity	PSF Global Portfolio - Class I♦ LSV Asset Management Massachusetts Financial Services Company PGIM Quantitative Solutions LLC T. Rowe Price Associates, Inc. William Blair Investment Management, LLC	0.74%	-18.80%	6.09%	8.96%
Equity	PSF Natural Resources Portfolio - Class I♦ T. Rowe Price Associates, Inc.	0.49%	22.04%	9.30%	2.15%
Allocation	PSF PGIM 50/50 Balanced Portfolio - Class I PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.57%	-14.70%	4.49%	6.65%
Allocation	PSF PGIM Flexible Managed Portfolio - Class I♦ PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.61%	-14.70%	4.73%	7.80%
Fixed Income	PSF PGIM Government Income Portfolio - Class I PGIM Fixed Income	0.49%	-13.45%	-0.74%	0.53%
Fixed Income	PSF PGIM Government Money Market Portfolio - Class I PGIM Fixed Income	0.32%	1.39%	1.03%	0.58%
Fixed Income	PSF PGIM High Yield Bond Portfolio - Class I♦ PGIM Fixed Income PGIM Limited	0.57%	-11.24%	3.34%	4.73%
Equity	PSF PGIM Jennison Blend Portfolio - Class I Jennison Associates LLC	0.46%	-25.10%	7.36%	10.61%
Equity	PSF PGIM Jennison Growth Portfolio - Class I Jennison Associates LLC	0.62%	-37.60%	8.39%	13.09%
Equity	PSF PGIM Jennison Value Portfolio - Class I Jennison Associates LLC	0.42%	-7.89%	6.73%	9.28%
Fixed Income	PSF PGIM Total Return Bond Portfolio - Class I PGIM Fixed Income PGIM Limited	0.43%	-14.81%	0.30%	1.98%
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Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/22)
			1-Year	5-Year	10-Year
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	-16.37%	5.55%	10.52%
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.29%	-18.34%	9.11%	12.25%
The additional information below may be applicable to the Portfolios listed in the above table:

PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.

PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Real Estate is a business unit of PGIM, Inc.
1 These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond portfolio Sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:
(a)a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.
♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.
A-2

Mailing
This prospectus describes the important features of the Annuity and provides information about Prudential Insurance Company of America (“Prudential”, “we”, “our” or “us”) and Prudential Qualified Individual Variable Contract Account (separate account).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI) that includes additional information about the Annuity, Prudential and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888.
We file periodic reports and other information about the Annuity and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier C000003349                                            QVIPPROS

PART B
STATEMENT OF ADDITIONAL INFORMATION

May 1, 2023

INDIVIDUAL VARIABLE ANNUITY CONTRACTS OF THE
PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

The Individual Variable Annuity Contract (the contract) of The Prudential Qualified Individual Variable Contract Account (the account) is a variable annuity contract issued by The Prudential Insurance Company of America (Prudential). The contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(a), 403(b), 408 or 457 of the Internal Revenue Code.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS DATED MAY 1, 2023 CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES – SERVICE CENTER, P.O. BOX 7960, PHILADELPHIA, PA 19176 OR TELEPHONE 1-888-PRU-2888. YOU MAY ACCESS THE PROSPECTUS ON OUR WEBSITE AT WWW.PRUDENTIAL.COM/PERSONAL/ANNUITIES/ANNUITY-PROSPECTUSES.

1

OTHER INFORMATION CONCERNING THE ACCOUNT
COMPANY
The Prudential Insurance Company of America (Prudential) is a stock insurance company founded in 1875 under the Laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial) and is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states.
FURTHER INFORMATION REGARDING PREVIOUSLY OFFERED QUALIFIED INDIVIDUAL VARIABLE INVESTMENT PLAN CONTRACTS
Annuity Options Under the WVA-83 and QVIP-84 Contracts
If you own a WVA-83 contract or a QVIP-84 contract, the following provisions of this section apply to you. You have considerable flexibility in selecting an annuity: (1) you may select either a fixed-dollar or variable annuity (a variable annuity is not available under Other Annuity Options described in item 5 below) or both; (2) you may select more than one annuity option; (3) if you select a variable annuity, you may apply the value of your variable account to only one or to two or more subaccounts, and not necessarily the same subaccount distribution as you used before selecting an annuity. However, the initial minimum monthly payment amount will be applicable to each payee, each annuity, and each subaccount selected.
If you are covered under a tax-deferred annuity subject to Section 403(b) of the Internal Revenue Code of 1986 (Code) and do not elect to effect an annuity before the date described in the endorsement to your contract with respect to pre-1987 benefit accruals, a variable life annuity with 120 payments certain will be purchased for you on the first day of the month following such date. If any tax-deferred annuity contract owner (with respect to post-1986 benefit accruals) or any other contract owner has not elected to purchase an annuity before the end of his tax year in which such election is required by or for the retirement arrangement under which he is covered, a variable life annuity with 120 payments certain, payable as described in item 2 below, will be purchased for him on the first day of the month preceding the end of such tax year, unless a joint and survivor annuity payout is required by ERISA, in which case a variable joint and survivor annuity, payable as described in item 3 below, will be purchased for him.
Except as provided in the Annuity Certain option described in item 4 below, and under certain forms of annuity available under the Other Annuity Options described in item 5 below, once annuity payments begin, the annuitant cannot surrender the annuity benefit and receive a one-sum payment instead of regular annuity payments. However, as described under TRANSFERS in the prospectus, if a variable annuity is selected, the annuitant may transfer the annuity funds between subaccounts up to four times each contract year.
Additionally, an annuitant who is receiving a variable annuity may convert all or a part of the variable annuity to a fixed-dollar annuity, provided: (1) the fixed-dollar annuity is the same form of annuity as the variable annuity and has the same certain or specified period as remained under the variable annuity on the conversion date, (2) the present value on the conversion date of the variable annuity, or portion of the variable annuity to be converted, calculated in accordance with the contract, must produce a monthly payment of at least $20 under the fixed-dollar annuity, and (3) if only a portion of the variable annuity is converted, the annuity units remaining in the unconverted portion must be sufficient to produce a monthly payment on the conversion date of at least $20.
After annuity payments begin, conversion may not be made from a fixed-dollar annuity to a variable annuity.
The forms of annuity from which you may select are listed below. Under each, (1) variable annuity payments can be expected to vary from month to month according to the investment experience of the portfolio or portfolios in which your variable account is invested, or (2) fixed-dollar annuity payments will be in monthly installments of a guaranteed amount. For the reason explained on page C-1 of this statement of additional information, if the assets of the subaccount which you have selected do not earn an investment return of 4.7% a year, the amount of payments under a variable annuity will decrease; conversely, if the assets of the subaccount(s) which you have selected earn an investment return of more than 4.7% a year, variable annuity payments will increase. If you choose to convert your variable account into an annuity, but fail to select one or more of the annuity options, we will provide the annuitant with a variable life annuity with 120 payments certain.
1.Life Annuity. Payments will be made to the annuitant monthly during his or her lifetime and will end with the last monthly payment before his or her death. Should the annuitant die within a few years after payments begin, total payments received will probably be substantially less than the value of your variable account when annuity payments first began, and as little as one payment could be received under this form of annuity.
2.Life Annuity with 120 Payments (10 Years) Certain. Payments will be made to the annuitant monthly during his or her lifetime. If the annuitant dies before the 120th monthly payment is due, monthly annuity payments do not continue to the beneficiary designated by the annuitant unless he or she chooses to do so. Instead, the discounted value of the remaining unpaid installments, to and including the 120th monthly payment, is payable to the beneficiary in one sum. In calculating the discounted value of the unpaid future payments, we will discount each such payment at an interest-rate of 3.5% a year. The monthly payments under this form of annuity will be slightly lower than those payable under the life annuity described above.
3.Joint and Survivor Life Annuity. Payments will be made to the annuitant monthly during his or her lifetime and, if the annuitant's spouse is living at the time of the annuitant's death, to the spouse until his or her death. The monthly payments to the spouse will be equal to those that would have been received by the annuitant if he or she had survived unless a different amount is required by applicable law or regulation or by the terms of a plan, including joint and 50% spouse survivor annuity. Monthly payments under this form of annuity will be less than the payments under either of the forms described above.
2

4.Annuity Certain. Payments will be made to the annuitant monthly for a period of 60, 120, 180 or 240 months. During this period, the annuitant may elect to receive a lump sum payment in lieu of the remaining monthly payments or to receive a partial lump sum payment with reduced monthly payments thereafter. Any partial lump sum payment must be $300 or more. Also, the initial reduced monthly payment must be equal to or exceed $20. If the annuitant dies during the annuity-certain period, monthly payments will not continue to the beneficiary you designate unless you so select. Instead, the beneficiary will receive a lump sum payment. The amount of the lump sum payment (or partial lump sum payment) is determined by discounting each remaining unpaid monthly payment (or the amount by which each remaining monthly payment is reduced as a result of a partial lump sum payment) at an interest-rate of 3.5% a year. This will be paid to the annuitant or the annuitant's beneficiary, whichever is applicable.
5.Other Annuity Options. You may choose to receive the proceeds of your contract fund in the form of payments like those of any annuity or life annuity offered at your annuity date. Under the Supplemental Life Annuity option, Prudential will waive withdrawal charges that might be applicable under options 1-4. Further, if you select option 1, 2, 3 or 4 without a right of withdrawal, Prudential will effect that option under the Other Annuity Option if doing so provides greater monthly payments.
DISTRIBUTION OF THE CONTRACT
Prudential Investment Management Services LLC (PIMS), acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial. The Annuity is no longer sold but owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. PIMS enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act. The contracts are only offered in those states in which contracts may be lawfully sold. During 2022, 2021 and 2020, $1,087,527.67, $1,362,064.00, and $1,128,542.61, respectively, were paid to PIMS for its services as principal underwriter. PIMS retained none of these commissions.
As discussed in the prospectus, Prudential pays commissions with respect to sales of the contracts according to one or more schedules, and also may pay non-cash compensation. Commissions are generally based on a percentage of purchase payments made. In addition, Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.
PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Prudential and/or the contract on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PIMS may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services. To the extent permitted by NASD rules and other applicable laws and regulations, PIMS may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that Prudential pays which are broadly defined as follows:
•Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential/Prudential affiliate annuity products that were sold through the firm (or its affiliated broker/dealers).
•Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential/Prudential affiliate annuity products sold through the firm (or its affiliated broker/dealers).
•Fixed payments: These types of payments are made directly to, or in sponsorship of, the firm (or its affiliated broker/dealers) for many different types of arrangements. Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The range amount of these payments varies widely, because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2022) received payment, or as to which payment was accrued during 2022. During 2022, the least amount paid, and greatest amount paid, were $282.00 and $685,109.23. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. While compensation is generally taken into account as an expense in considering the charges applicable to the annuity, any such compensation will be paid by us or by PIMS and will not result in any additional charge to you.
3

Name of Firm:

CADARET GRANT & CO INC.	LPL FINANCIAL LLC	TBS AGENCY
CAPFINANCIAL SECURITIES, LLC	MWA FINANCIAL SERVICES INC.	TRIAD INSURANCE INC
CES INSURANCE AGENCY INC	PARADIGM EQUITIES INC	WELLS FARGO WEALTH BROKERAGE INS AGCY
CETERA ADVISORS LLC	PARK AVENUE SECURITIES INC	WELLS FARGO ADVISORS INSURANCE AGENCY
CHARLES W CAMMACK ASSOCIATES INC	RAYMOND JAMES INSURANCE GROUP	WOODBURY FINANCIAL SERVICES
HAMILTON-CAVANAUGH INV BROKERS INC	RBC CAPITAL MARKETS, LLC	KESTRA INVESTMENT SERVICES, LLC.
HEALTHCARE COMMUNITIES SECURITIES	SAGEPOINT FINANCIAL INC	UBS FINANCIAL SRVCS INS AGENCY INC
INDEPENDENT FINANCIAL GROUP INC	SECURITIES AMERICA INC	PRUCO SECURITIES CORPORATION
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
4

FINANCIAL STATEMENTS
The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2022 and 2021 and for each of the three years in the period ended December 31, 2022 and the financial statements of The Prudential Qualified Individual Variable Contract Account as of the dates presented and for each of the periods indicated therein are included in this Statement of Additional Information. Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.
5

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$9,640,043	$21,831,605	$170,391,861	$140,591,911	$107,670,036
Net Assets	$9,640,043	$21,831,605	$170,391,861	$140,591,911	$107,670,036

NET ASSETS, representing:
Accumulation units	$9,640,043	$21,831,605	$170,391,861	$140,591,911	$107,670,036
	$9,640,043	$21,831,605	$170,391,861	$140,591,911	$107,670,036

Units outstanding	3,959,958	2,831,717	6,560,697	10,041,103	9,831,614

Portfolio shares held	964,004	1,636,552	2,319,203	3,734,181	3,181,739
Portfolio net asset value per share	$10.00	$13.34	$73.47	$37.65	$33.84
Investment in portfolio shares, at cost	$9,640,043	$17,081,180	$45,095,926	$50,646,669	$40,646,263

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$135,149	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	116,687	294,342	2,357,124	1,901,289	1,438,163

NET INVESTMENT INCOME (LOSS)	18,462	(294,342)	(2,357,124)	(1,901,289)	(1,438,163)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	896,518	18,122,171	14,411,217	10,379,185
Net change in unrealized appreciation (depreciation) on investments	—	(5,112,332)	(80,691,776)	(41,211,373)	(30,878,087)
NET GAIN (LOSS) ON INVESTMENTS	—	(4,215,814)	(62,569,605)	(26,800,156)	(20,498,902)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$18,462	$(4,510,156)	$(64,926,729)	$(28,701,445)	$(21,937,065)
The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$11,110,270	$112,111,853	$59,583,284	$27,140,729	$29,447,830
Net Assets	$11,110,270	$112,111,853	$59,583,284	$27,140,729	$29,447,830

NET ASSETS, representing:
Accumulation units	$11,110,270	$112,111,853	$59,583,284	$27,140,729	$29,447,830
	$11,110,270	$112,111,853	$59,583,284	$27,140,729	$29,447,830

Units outstanding	1,697,899	6,696,643	3,821,212	1,617,214	4,474,218

Portfolio shares held	1,876,735	1,220,863	1,357,869	648,369	638,228
Portfolio net asset value per share	$5.92	$91.83	$43.88	$41.86	$46.14
Investment in portfolio shares, at cost	$8,034,902	$18,774,360	$19,943,453	$9,940,877	$9,069,656

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	144,716	1,514,780	756,729	317,456	391,930

NET INVESTMENT INCOME (LOSS)	(144,716)	(1,514,780)	(756,729)	(317,456)	(391,930)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	298,200	13,953,550	5,018,520	1,451,064	2,974,583
Net change in unrealized appreciation (depreciation) on investments	(1,834,626)	(41,589,712)	(10,705,959)	3,730,344	(10,531,317)
NET GAIN (LOSS) ON INVESTMENTS	(1,536,426)	(27,636,162)	(5,687,439)	5,181,408	(7,556,734)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,681,142)	$(29,150,942)	$(6,444,168)	$4,863,952	$(7,948,664)
The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$7,285,091	$74,915,638	$40,800,799	$255,954
Net Assets	$7,285,091	$74,915,638	$40,800,799	$255,954

NET ASSETS, representing:
Accumulation units	$7,285,091	$74,915,638	$40,800,799	$255,954
	$7,285,091	$74,915,638	$40,800,799	$255,954

Units outstanding	2,144,011	8,091,850	3,912,909	25,611

Portfolio shares held	599,103	811,742	808,577	17,086
Portfolio net asset value per share	$12.16	$92.29	$50.46	$14.98
Investment in portfolio shares, at cost	$6,684,136	$10,076,240	$9,598,598	$290,440

STATEMENTS OF OPERATIONS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	100,155	1,119,362	544,339	2,824

NET INVESTMENT INCOME (LOSS)	(100,155)	(1,119,362)	(544,339)	(2,824)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	173,070	11,645,028	4,175,388	(23,018)
Net change in unrealized appreciation (depreciation) on investments	(1,460,073)	(61,242,124)	(12,930,106)	(51,569)
NET GAIN (LOSS) ON INVESTMENTS	(1,287,003)	(49,597,096)	(8,754,718)	(74,587)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(1,387,158)	$(50,716,458)	$(9,299,057)	$(77,411)

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$18,462	$(294,342)	$(2,357,124)	$(1,901,289)	$(1,438,163)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	896,518	18,122,171	14,411,217	10,379,185
Net change in unrealized appreciation (depreciation) on investments	—	(5,112,332)	(80,691,776)	(41,211,373)	(30,878,087)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,462	(4,510,156)	(64,926,729)	(28,701,445)	(21,937,065)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	176,688	333,757	738,134	635,008	661,570
Annuity payments	(212,060)	(416,945)	(2,461,003)	(2,332,265)	(1,529,945)
Surrenders, withdrawals and death benefits	(2,421,351)	(2,834,904)	(18,805,242)	(18,074,644)	(13,326,276)
Net transfers between other subaccounts
or fixed rate option	2,151,509	(545,560)	(1,485,076)	(1,031,550)	(1,112,273)
Miscellaneous transactions	(344)	4,350	19,697	15,917	2,447
Other charges	(5,051)	(6,088)	(42,353)	(42,716)	(31,163)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(310,609)	(3,465,390)	(22,035,843)	(20,830,250)	(15,335,640)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(292,147)	(7,975,546)	(86,962,572)	(49,531,695)	(37,272,705)

NET ASSETS
Beginning of period	9,932,190	29,807,151	257,354,433	190,123,606	144,942,741
End of period	$9,640,043	$21,831,605	$170,391,861	$140,591,911	$107,670,036

Beginning units	4,087,456	3,254,390	7,334,010	11,445,018	11,156,427
Units issued	1,629,394	57,817	5,202	11,605	12,496
Units redeemed	(1,756,892)	(480,490)	(778,515)	(1,415,520)	(1,337,309)
Ending units	3,959,958	2,831,717	6,560,697	10,041,103	9,831,614

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(144,716)	$(1,514,780)	$(756,729)	$(317,456)	$(391,930)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	298,200	13,953,550	5,018,520	1,451,064	2,974,583
Net change in unrealized appreciation (depreciation) on investments	(1,834,626)	(41,589,712)	(10,705,959)	3,730,344	(10,531,317)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,681,142)	(29,150,942)	(6,444,168)	4,863,952	(7,948,664)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	186,188	515,138	334,652	152,618	188,413
Annuity payments	(107,239)	(1,673,894)	(620,472)	(235,940)	(299,861)
Surrenders, withdrawals and death benefits	(1,231,245)	(13,038,198)	(6,718,881)	(2,115,216)	(3,068,655)
Net transfers between other subaccounts
or fixed rate option	(53,569)	(820,446)	110,314	74,196	(670,720)
Miscellaneous transactions	1,554	1,740	14,830	62	1,692
Other charges	(2,692)	(23,620)	(12,987)	(5,437)	(6,103)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(1,207,003)	(15,039,280)	(6,892,544)	(2,129,717)	(3,855,234)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,888,145)	(44,190,222)	(13,336,712)	2,734,235	(11,803,898)

NET ASSETS
Beginning of period	13,998,415	156,302,075	72,919,996	24,406,494	41,251,728
End of period	$11,110,270	$112,111,853	$59,583,284	$27,140,729	$29,447,830

Beginning units	1,876,277	7,533,934	4,256,447	1,753,825	5,029,239
Units issued	59,140	23,026	59,546	58,965	24,325
Units redeemed	(237,518)	(860,317)	(494,781)	(195,576)	(579,346)
Ending units	1,697,899	6,696,643	3,821,212	1,617,214	4,474,218

The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(100,155)	$(1,119,362)	$(544,339)	$(2,824)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	173,070	11,645,028	4,175,388	(23,018)
Net change in unrealized appreciation (depreciation) on investments	(1,460,073)	(61,242,124)	(12,930,106)	(51,569)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,387,158)	(50,716,458)	(9,299,057)	(77,411)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	95,466	412,200	201,568	—
Annuity payments	(86,381)	(1,184,091)	(190,275)	—
Surrenders, withdrawals and death benefits	(1,125,075)	(9,597,428)	(4,632,319)	(12,798)
Net transfers between other subaccounts
or fixed rate option	(285,587)	(1,707,696)	(306,137)	241,564
Miscellaneous transactions	529	5,308	(2,623)	—
Other charges	(3,344)	(18,224)	(7,643)	(9)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(1,404,392)	(12,089,931)	(4,937,429)	228,757

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,791,550)	(62,806,389)	(14,236,486)	151,346

NET ASSETS
Beginning of period	10,076,641	137,722,027	55,037,285	104,608
End of period	$7,285,091	$74,915,638	$40,800,799	$255,954

Beginning units	2,536,242	9,172,382	4,361,700	7,720
Units issued	76,557	24,955	20,807	33,502
Units redeemed	(468,788)	(1,105,487)	(469,598)	(15,611)
Ending units	2,144,011	8,091,850	3,912,909	25,611

The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(128,723)	$(386,365)	$(3,034,308)	$(2,267,848)	$(1,739,472)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	1,687,510	27,362,319	17,727,135	12,825,788
Net change in unrealized appreciation (depreciation) on investments	—	(1,994,406)	19,679,431	12,671,642	5,466,498

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(128,723)	(693,261)	44,007,442	28,130,929	16,552,814

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	158,096	224,272	999,111	990,426	1,341,545
Annuity payments	(168,933)	(224,084)	(2,378,587)	(3,012,062)	(1,837,253)
Surrenders, withdrawals and death benefits	(3,778,332)	(4,565,823)	(28,831,279)	(22,291,343)	(16,673,493)
Net transfers between other subaccounts
or fixed rate option	729,099	(541,864)	(2,133,869)	(823,253)	(1,169,868)
Miscellaneous transactions	(143)	2,183	(6,936)	4,163	1,946
Other charges	(4,913)	(6,079)	(41,324)	(43,740)	(32,236)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(3,065,126)	(5,111,395)	(32,392,884)	(25,175,809)	(18,369,359)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,193,849)	(5,804,656)	11,614,558	2,955,120	(1,816,545)

NET ASSETS
Beginning of period	13,126,039	35,611,807	245,739,875	187,168,486	146,759,286
End of period	$9,932,190	$29,807,151	$257,354,433	$190,123,606	$144,942,741

Beginning units	5,340,021	3,812,860	8,328,624	13,066,656	12,655,339
Units issued	1,713,882	116,975	5,219	55,890	125,762
Units redeemed	(2,966,447)	(675,445)	(999,833)	(1,677,528)	(1,624,674)
Ending units	4,087,456	3,254,390	7,334,010	11,445,018	11,156,427

The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF PGIM Jennison Value Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(174,024)	$(1,780,594)	$(849,121)	$(285,474)	$(498,612)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	540,610	17,849,223	6,605,158	1,344,576	4,639,986
Net change in unrealized appreciation (depreciation) on investments	579,353	19,222,849	10,642,362	3,981,904	2,328,222

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	945,939	35,291,478	16,398,399	5,041,006	6,469,596

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	102,929	646,348	569,091	279,325	274,671
Annuity payments	(113,273)	(1,074,865)	(454,842)	(100,352)	(262,978)
Surrenders, withdrawals and death benefits	(1,689,013)	(18,615,537)	(9,280,422)	(2,612,654)	(5,378,350)
Net transfers between other subaccounts
or fixed rate option	(176,697)	(238,892)	(160,637)	63,338	(511,820)
Miscellaneous transactions	458	(4,203)	(4,447)	(2,457)	2,108
Other charges	(2,770)	(22,606)	(12,934)	(5,228)	(6,475)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(1,878,366)	(19,309,755)	(9,344,191)	(2,378,028)	(5,882,844)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(932,427)	15,981,723	7,054,208	2,662,978	586,752

NET ASSETS
Beginning of period	14,930,842	140,320,352	65,865,788	21,743,516	40,664,976
End of period	$13,998,415	$156,302,075	$72,919,996	$24,406,494	$41,251,728

Beginning units	2,134,353	8,573,543	4,854,906	1,937,723	5,791,890
Units issued	49,470	31,722	44,931	46,582	35,338
Units redeemed	(307,546)	(1,071,331)	(643,390)	(230,480)	(797,989)
Ending units	1,876,277	7,533,934	4,256,447	1,753,825	5,029,239

The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	AST Cohen & Steers Realty Portfolio
	1/1/2021	1/1/2021	1/1/2021	2/22/2021*
	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(132,274)	$(1,652,319)	$(668,923)	(1,110)
Capital gains distributions received	—	—	—	—
Net realized gain (loss) on shares redeemed	392,038	17,931,886	6,348,099	9,895
Net change in unrealized appreciation (depreciation) on investments	(767,263)	2,721,302	6,435,973	17,082

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(507,499)	19,000,869	12,115,149	25,867

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	282,196	668,014	366,649	4,040
Annuity payments	(84,102)	(1,119,230)	(159,691)	—
Surrenders, withdrawals and death benefits	(1,559,604)	(15,597,152)	(7,257,224)	—
Net transfers between other subaccounts
or fixed rate option	(472,010)	(2,092,511)	(432,296)	74,510
Miscellaneous transactions	527	16,539	2,333	199
Other charges	(3,839)	(19,537)	(7,837)	(8)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM CONTRACT OWNER TRANSACTIONS	(1,836,832)	(18,143,877)	(7,488,066)	78,741

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,344,331)	856,992	4,627,083	104,608

NET ASSETS
Beginning of period	12,420,972	136,865,035	50,410,202	—
End of period	$10,076,641	$137,722,027	$55,037,285	104,608

Beginning units	2,991,340	10,449,276	4,987,494	—
Units issued	115,838	160,269	80,300	28,709
Units redeemed	(570,936)	(1,437,163)	(706,094)	(20,989)
Ending units	2,536,242	9,172,382	4,361,700	7,720
*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A9

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
December 31, 2022

Note 1:    General

The Prudential Qualified Individual Variable Contract Account (the “Account”) was established under the laws of the State of New Jersey on October 12, 1982 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of the Qualified Variable Investment Plan contract (the “contract” or "product") are invested in the Account. The portion of the Account’s assets applicable to the contract is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contract. The contract offers the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund or the Advanced Series Trust (collectively, the "Portfolios").

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)
PSF PGIM Jennison Blend Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)
PSF PGIM High Yield Bond Portfolio (Class I)
PSF Stock Index Portfolio (Class I)
PSF PGIM Jennison Value Portfolio (Class I)
PSF Natural Resources Portfolio (Class I)
PSF Global Portfolio (Class I)
PSF PGIM Government Income Portfolio (Class I)
PSF PGIM Jennison Growth Portfolio (Class I)
PSF Small-Cap Stock Index Portfolio (Class I)
AST Cohen & Steers Realty Portfolio

There were no mergers during the period ended December 31, 2022.

New sales of the product which invests in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the product and any optional benefits, if elected.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests.

Market Disruption, Geopolitical and Market Events Risks

Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts, geopolitical developments, terrorism, natural disasters and public health epidemics (including the global outbreak of COVID-19). The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of risks to the portfolios in which each subaccount invests in.

Recent failures of certain U.S. and international banks and actions taken by government intervention may at times result in unusually high market volatility, which could negatively impact performance of the portfolios in which each subaccount invests in.

A10

Note 1:    General (continued)
COVID-19 has resulted in extreme stress and disruption in the global economy and financial markets. The pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Management will continue to monitor developments, and their impact on the Account and the fair value of the portfolios.

These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2022, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been
A11

Note 4:    Taxes (continued)
recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2022 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$3,903,331	$4,330,627
PSF PGIM Total Return Bond Portfolio (Class I)	448,035	4,207,767
PSF PGIM Jennison Blend Portfolio (Class I)	134,861	24,527,828
PSF PGIM Flexible Managed Portfolio (Class I)	149,580	22,881,120
PSF PGIM 50/50 Balanced Portfolio (Class I)	105,606	16,879,408
PSF PGIM High Yield Bond Portfolio (Class I)	395,003	1,746,722
PSF Stock Index Portfolio (Class I)	332,710	16,886,769
PSF PGIM Jennison Value Portfolio (Class I)	851,449	8,500,724
PSF Natural Resources Portfolio (Class I)	875,759	3,322,932
PSF Global Portfolio (Class I)	143,641	4,390,805
PSF PGIM Government Income Portfolio (Class I)	266,061	1,770,608
PSF PGIM Jennison Growth Portfolio (Class I)	256,272	13,465,566
PSF Small-Cap Stock Index Portfolio (Class I)	197,848	5,679,617
AST Cohen & Steers Realty Portfolio	410,340	184,408

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.
A12

Note 6:    Related Party Transactions (continued)
Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

A summary of units outstanding, accumulation unit values, net assets, investment income ratios, expense ratios, excluding expenses of the underlying Portfolios, and total returns by subaccount is presented below for each of the five years in the period ended December 31, 2022.

	At the year ended			For the year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2022	3,960	$2.43	$9,640	1.38%	1.20%	0.18%
December 31, 2021	4,087	$2.43	$9,932	0.04%	1.20%	-1.14%
December 31, 2020	5,340	$2.46	$13,126	0.28%	1.20%	-0.88%
December 31, 2019	4,656	$2.48	$11,547	1.90%	1.20%	0.70%
December 31, 2018	5,054	$2.46	$12,445	1.51%	1.20%	0.33%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2022	2,832	$7.71	$21,832	0.00%	1.20%	-15.82%
December 31, 2021	3,254	$9.16	$29,807	0.00%	1.20%	-1.94%
December 31, 2020	3,813	$9.34	$35,612	0.00%	1.20%	7.17%
December 31, 2019	4,196	$8.72	$36,568	0.00%	1.20%	9.59%
December 31, 2018	4,615	$7.95	$36,700	0.00%	1.20%	-1.34%

	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2022	6,561	$25.97	$170,392	0.00%	1.20%	-25.99%
December 31, 2021	7,334	$35.09	$257,354	0.00%	1.20%	18.93%
December 31, 2020	8,329	$29.51	$245,740	0.00%	1.20%	27.47%
December 31, 2019	9,426	$23.15	$218,188	0.00%	1.20%	27.36%
December 31, 2018	10,477	$18.17	$190,426	0.00%	1.20%	-5.99%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2022	10,041	$14.00	$140,592	0.00%	1.20%	-15.71%
December 31, 2021	11,445	$16.61	$190,124	0.00%	1.20%	15.97%
December 31, 2020	13,067	$14.32	$187,168	0.00%	1.20%	8.29%
December 31, 2019	14,853	$13.23	$196,474	0.00%	1.20%	18.45%
December 31, 2018	16,712	$11.17	$186,623	0.00%	1.20%	-5.33%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2022	9,832	$10.95	$107,670	0.00%	1.20%	-15.71%
December 31, 2021	11,156	$12.99	$144,943	0.00%	1.20%	12.03%
December 31, 2020	12,655	$11.60	$146,759	0.00%	1.20%	10.11%
December 31, 2019	14,375	$10.53	$151,388	0.00%	1.20%	17.09%
December 31, 2018	16,218	$8.99	$145,882	0.00%	1.20%	-3.63%

	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2022	1,698	$6.54	$11,110	0.00%	1.20%	-12.29%
December 31, 2021	1,876	$7.46	$13,998	0.00%	1.20%	6.65%
December 31, 2020	2,134	$7.00	$14,931	0.00%	1.20%	5.83%
December 31, 2019	2,496	$6.61	$16,496	0.00%	1.20%	14.95%
December 31, 2018	2,659	$5.75	$15,288	2.92%	1.20%	-2.44%

A13

Note 7:     Financial Highlights (continued)

	At the year ended			For the year ended
	Units (000s)	Unit Value	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***
	PSF Stock Index Portfolio (Class I)
December 31, 2022	6,697	$16.74	$112,112	0.00%	1.20%	-19.30%
December 31, 2021	7,534	$20.75	$156,302	0.00%	1.20%	26.76%
December 31, 2020	8,574	$16.37	$140,320	0.00%	1.20%	16.68%
December 31, 2019	9,751	$14.03	$136,781	0.00%	1.20%	29.52%
December 31, 2018	10,691	$10.83	$115,782	0.00%	1.20%	-5.75%

	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2022	3,821	$15.59	$59,583	0.00%	1.20%	-8.98%
December 31, 2021	4,256	$17.13	$72,920	0.00%	1.20%	26.28%
December 31, 2020	4,855	$13.57	$65,866	0.00%	1.20%	2.36%
December 31, 2019	5,639	$13.25	$74,737	0.00%	1.20%	24.56%
December 31, 2018	6,241	$10.64	$66,413	0.00%	1.20%	-10.96%

	PSF Natural Resources Portfolio (Class I)
December 31, 2022	1,617	$16.78	$27,141	0.00%	1.20%	20.60%
December 31, 2021	1,754	$13.92	$24,406	0.00%	1.20%	24.02%
December 31, 2020	1,938	$11.22	$21,744	0.00%	1.20%	10.95%
December 31, 2019	2,253	$10.11	$22,781	0.00%	1.20%	9.37%
December 31, 2018	2,622	$9.25	$24,243	0.00%	1.20%	-19.05%

	PSF Global Portfolio (Class I)
December 31, 2022	4,474	$6.58	$29,448	0.00%	1.20%	-19.76%
December 31, 2021	5,029	$8.20	$41,252	0.00%	1.20%	16.83%
December 31, 2020	5,792	$7.02	$40,665	0.00%	1.20%	14.46%
December 31, 2019	6,560	$6.13	$40,237	0.00%	1.20%	28.85%
December 31, 2018	7,295	$4.76	$34,727	0.00%	1.20%	-8.42%

	PSF PGIM Government Income Portfolio (Class I)
December 31, 2022	2,144	$3.40	$7,285	0.00%	1.20%	-14.48%
December 31, 2021	2,536	$3.97	$10,077	0.00%	1.20%	-4.32%
December 31, 2020	2,991	$4.15	$12,421	0.00%	1.20%	5.89%
December 31, 2019	3,044	$3.92	$11,937	0.00%	1.20%	5.35%
December 31, 2018	3,488	$3.72	$12,983	0.00%	1.20%	-0.57%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2022	8,092	$9.26	$74,916	0.00%	1.20%	-38.34%
December 31, 2021	9,172	$15.01	$137,722	0.00%	1.20%	14.63%
December 31, 2020	10,449	$13.10	$136,865	0.00%	1.20%	54.35%
December 31, 2019	11,927	$8.49	$101,213	0.00%	1.20%	31.76%
December 31, 2018	13,261	$6.44	$85,402	0.00%	1.20%	-1.96%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2022	3,913	$10.43	$40,801	0.00%	1.20%	-17.36%
December 31, 2021	4,362	$12.62	$55,037	0.00%	1.20%	24.84%
December 31, 2020	4,987	$10.11	$50,410	0.00%	1.20%	9.68%
December 31, 2019	5,762	$9.22	$53,100	0.00%	1.20%	20.97%
December 31, 2018	6,438	$7.62	$49,043	0.00%	1.20%	-9.81%

	AST Cohen & Steers Realty Portfolio (available February 22, 2021)
December 31, 2022	26	$9.99	$256	0.00%	1.20%	-26.25%
December 31, 2021	8	$13.55	$105	0.00%	1.20%	34.51%
December 31, 2020	—	$0.00	$0	0.00%	0.00%	0.00%
December 31, 2019	—	$0.00	$0	0.00%	0.00%	0.00%
December 31, 2018	—	$0.00	$0	0.00%	0.00%	0.00%

A14

Note 7:     Financial Highlights (continued)

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2022 or for the periods indicated within.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

A.Mortality and Expense Risk Charges

The mortality and expense risk charges, at an effective annual rate of 0.8% and 0.4%, respectively (for a total of 1.2% per year) are applied daily against the net assets of each subaccount. Mortality risk is the risk that contract owners may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contract may exceed related charges assessed by Prudential. These charges are assessed through a reduction in unit values.

B.Withdrawal Charges

A withdrawal charge may be assessed upon full or partial contract owner redemptions. These charges relate to the expenses of selling and distributing the contract, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. The range for withdrawal charges is 0% to 8%, plus return of 1% bonus during the period the purchase payment is subject to a withdrawal charge. This charge is assessed through the redemption of units.

C.Annual Maintenance Charge

An annual maintenance charge of $30 will be deducted if and only if the contract portfolio is less than $10,000 on a contract anniversary or at the time of a full withdrawal, including a withdrawal to affect an annuity. This charge is assessed through the redemption of units.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account before the annuitization date.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Annuity payments represent transfers to the general account at the time of contract annuitization which are used to establish the fixed payout account from which future annuity payments are distributed under the terms of the contract.

A15

Note 9:    Other (continued)
Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A16

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Insurance Company of America and
the Contract Owners of The Prudential Qualified Individual Variable Contract Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of The Prudential Qualified Individual Variable Contract Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of The Prudential Qualified Individual Variable Contract Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I) (1)	PSF PGIM Jennison Value Portfolio (Class I) (1)
PSF PGIM Total Return Bond Portfolio (Class I) (1)	PSF Natural Resources Portfolio (Class I) (1)
PSF PGIM Jennison Blend Portfolio (Class I) (1)	PSF Global Portfolio (Class I) (1)
PSF PGIM Flexible Managed Portfolio (Class I) (1)	PSF PGIM Government Income Portfolio (Class I) (1)
PSF PGIM 50/50 Balanced Portfolio (Class I) (1)	PSF PGIM Jennison Growth Portfolio (Class I) (1)
PSF PGIM High Yield Bond Portfolio (Class I) (1)	PSF Small-Cap Stock Index Portfolio (Class I) (1)
PSF Stock Index Portfolio (Class I) (1)	AST Cohen & Steers Realty Portfolio (2)
(1)Statement of net assets as of December 31, 2022, statement of operations for the period ended December 31, 2022 and statement of changes in net assets for the periods ended December 31, 2022 and 2021.

(2)Statement of net assets as of December 31, 2022, statement of operations for the period ended December 31, 2022 and statement of changes in net assets for the period ended December 31, 2022 and for the period February 22, 2021 (commencement of operations) to December 31, 2021.

Basis for Opinions

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of The Prudential Qualified Individual Variable Contract Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of The Prudential Qualified Individual Variable Contract Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agent of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 13, 2023

We have served as the auditor of one or more of the subaccounts of The Prudential Qualified Individual Variable Contract Account since at least 2012. We have not been able to determine the specific year we began serving as auditor of one or more of the subaccounts of The Prudential Qualified Individual Variable Contract Account.
A17

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2022, 2021 and 2020
and Report of Independent Auditors

STATUTORY FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	Page(s)

Report of Independent Auditors	127
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3
Statutory Statements of Operations and Changes in Capital and Surplus	4
Statutory Statements of Cash Flows	5
Notes to Statutory Financial Statements	7
Annual Statement Schedule 1 - Selected Financial Data	115
Supplemental Investments Risks Interrogatories Schedule	118
Summary Investment Schedule	124
Supplemental Schedule of Reinsurance Disclosures	126

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2022	December 31, 2021
	(in millions)
ASSETS
Bonds	$90,453	$97,581
Preferred stocks	146	158
Common stocks	9,915	13,292
Mortgage loans on real estate	19,814	21,125
Real estate	334	415
Contract loans	1,834	2,943
Cash and short-term investments	2,716	6,540
Derivatives	4,019	3,709
Other invested assets	9,238	9,270
Total cash and invested assets	138,469	155,033
Premiums due and deferred	3,908	3,941
Accrued investment income	949	921
Current federal income tax recoverable	347	—
Net deferred tax asset	1,858	1,949
Other assets	1,244	1,155
Separate account assets	152,759	161,305
TOTAL ADMITTED ASSETS	$299,534	$324,304

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$91,863	$100,126
Deposit-type contracts	16,829	16,341
Advanced premiums	38	47
Policy dividends	1,296	1,313
Notes payable and other borrowings	65	65
Asset valuation reserve	3,978	4,281
Federal income tax payable	—	30
Interest maintenance reserve	—	940
Transfers to (from) separate accounts due or accrued	(284)	(402)
Securities sold under agreement to repurchase	3,148	6,907
Cash collateral held for loaned securities	5,076	3,892
Derivatives	2,681	1,730
Other liabilities	8,329	9,107
Separate account liabilities	152,466	160,804
Total liabilities	285,485	305,181

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	6,682	5,716
Surplus notes	348	347
Special surplus fund	197	196
Unassigned surplus	6,822	12,864
Total capital and surplus	14,049	19,123
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$299,534	$324,304
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2022	2021	2020
	(in millions)
REVENUES
Premiums and annuity considerations	$24,925	$33,250	$25,167
Net investment income	5,265	5,263	4,926
Other income (loss)	1,691	1,604	1,335
Total Revenues	31,881	40,117	31,428

BENEFITS AND EXPENSES
Death benefits	4,469	5,561	4,878
Annuity benefits	14,365	13,462	13,289
Disability benefits	1,290	1,189	1,098
Other benefits	20	19	21
Surrender benefits and fund withdrawals	12,893	14,009	9,554
Net increase (decrease) in reserves	(8,330)	4,699	4,103
Commissions	973	1,193	1,300
Net transfer to (from) separate accounts	3,594	(1,867)	(5,794)
Other expenses (benefits)	609	280	1,092
Total Benefits and Expenses	29,883	38,545	29,541

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	1,998	1,572	1,887
Dividends to policyholders	12	17	(111)

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	1,986	1,555	1,998
Income tax expense (benefit)	956	591	30

INCOME (LOSS) FROM OPERATIONS	1,030	964	1,968
Net realized capital gains (losses)	86	2	(205)

NET INCOME (LOSS)	$1,116	$966	$1,763

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$19,123	$11,771	$11,483
Net income (loss)	1,116	966	1,763
Change in common capital stock and gross paid in and contributed surplus	966	4,279	—
Change in net unrealized capital gains (losses)	(3,900)	2,464	(386)
Change in nonadmitted assets	(2,766)	(376)	(34)
Change in asset valuation reserve	303	(512)	(565)
Change in net deferred income tax	609	297	(330)
Cumulative effect of changes in accounting principles	—	23	—
Change in reserve on account of change in valuation basis	—	—	72
Dividends to stockholders	(2,540)	(1,100)	(500)
Net change in separate accounts surplus	(727)	(117)	37
Amortization related to employee retirement plans and other pension adjustments	509	1,141	250
Deferred reinsurance allowance (1)	1,006	8	(5)
Other changes, net (1)	350	279	(14)
Net change in capital and surplus	(5,074)	7,352	288
CAPITAL AND SURPLUS, END OF PERIOD	$14,049	$19,123	$11,771

(1) Prior period amounts have been updated to conform to current period presentation.
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2022	2021	2020
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$27,155	$27,361	$24,352
Net investment income	5,253	5,155	4,820
Other income	1,537	1,485	1,530
Separate account transfers	4,769	7,216	6,623
Benefits and claims	(34,086)	(33,770)	(28,585)
Policyholders’ dividends	(30)	(55)	(59)
Federal income taxes	(970)	(560)	(242)
Other operating expenses	(862)	(748)	(1,996)

Net cash from (used in) operating activities	2,766	6,084	6,443

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	16,245	25,603	14,852
Stocks	2,251	864	209
Mortgage loans on real estate	2,706	5,682	2,420
Real estate	146	32	186
Other invested assets	868	992	314
Miscellaneous proceeds	202	156	685
Payments for investments acquired
Bonds	(16,670)	(26,251)	(21,052)
Stocks	(1,574)	(1,399)	(1,581)
Mortgage loans on real estate	(3,106)	(5,296)	(2,367)
Real estate	(67)	(50)	(201)
Other invested assets	(712)	(1,314)	(918)
Miscellaneous applications	(1,982)	(318)	(150)

Net cash from (used in) investing activities	(1,693)	(1,299)	(7,603)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(31)	(124)	(21)
Proceeds from (payments of) surplus paid in	1,022	845	—
Dividends to stockholders	(2,400)	(1,100)	(500)
Net deposits on deposit-type contract funds	66	(2,878)	1,622
Other financing activities	(3,554)	473	(1,229)

Net cash from (used in) financing activities	(4,897)	(2,784)	(128)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	(3,824)	2,001	(1,288)
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	6,540	4,539	5,827
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$2,716	$6,540	$4,539

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

	Years Ended
	December 31,
	2022	2021	2020
	(in millions)
In-kind assets receipt related to pension risk transfer transactions	$8,246	$5,377	$701
Premiums ceded related to reinsurance transaction	7,808	—	—
Reinsurance transaction with affiliate	3,154	—	—
Return of capital to parent in the form of a K-note	500	—	—
Contribution of equity securities from parent	427	—	—
Capital contribution to a subsidiary	405	—	—
Capitalization of deferred reinsurance gains related to reinsurance transaction	254	—	—
Dividend of investment in former subsidiary to parent	140	—	—
Amortization of deferred gains related to reinsurance transactions	106	73	80
Net asset and liability transfer due to novation	65	—	—
Asset transfer from mortgages to other invested assets	43	—	—
Contribution of tax credits from parent	17	15	—
Deferred tax asset received related to sale of former subsidiary	10	—	—
Contribution of assets to a subsidiary	10	3,420	—
Dividend settlement with a subsidiary related to a tax payment agreement	9	9	8
Contribution of tax credits to a subsidiary	7	6	—
Capitalized deferred interest on mortgage loans	7	11	11
Transfer of bonds to a subsidiary	—	114	—
Transfer of other invested asset to a subsidiary	—	99	—
Asset transfer from other invested assets to preferred stocks	—	63	—
Donation of equity securities to a related charitable organization	—	8	30
Structure change of an other invested asset with underlying mortgage loans	—	—	90
Mortgage loan modification and transfer to other invested assets	—	—	81
Asset transfer from other invested assets to mortgage loans	—	—	81
Mortgage loan modification	—	—	58
Asset transfer from real estate to other invested assets	—	—	52
Asset transfer from bonds to other invested assets	—	—	32
Mortgage loan modification and transfer to bonds	—	—	16
Transfer of deferred taxes from subsidiaries	—	—	5
Asset transfer from mortgage loans to other invested assets	—	—	1

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1A.     Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance, annuities, group insurance and pension and retirement products and related services. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices
The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:
•The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment.   With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2022 and 2021, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

•In 2004, one of the Company’s former insurance subsidiaries, Empower Annuity Insurance Company (“EAIC”), formerly known as Prudential Retirement and Annuity Company (“PRIAC”), received approval from its domiciliary insurance department, the Connecticut Insurance Department, to record a deferred gain associated with an assumption reinsurance agreements between Connecticut General Life Insurance Company and EAIC in the interest maintenance reserve (“IMR”) and to amortize the deferred gain in a manner consistent with those relevant annual statement instructions. Had the deferred gains been established

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

as a liability limited to an amortization period of 10 years in accordance with the guidance of SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance,” and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by EAIC’s Appointed Actuary. Effective December 31, 2021 the permitted practice was discontinued. PRIAC was sold to Empower Annuity Insurance Company of America (“EAICA”) on April 1, 2022. See Note 17 for additional information regarding the sale. See Note 1D, Accounting Policy, for additional information related to accounting for investments in subsidiaries.

•In 2015, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2022 and 2021, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” (“SSAP No. 32”) instead of recording these securities at fair value as required by SSAP No. 56.

◦The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” (“SSAP No. 86”) indicates that derivatives that are used for hedging transactions for which an entity either (1) doesn’t meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2022	2021	2020
				(in millions)
Net Income
New Jersey state basis (Page 4, Net Income)				$1,116	$966	$1,763

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Other income (loss)	600	(1,067)	(6)
Separate Account Valuation	56	4	Net increase (decrease) in reserves	(600)	1,067	6

State Permitted Practices that are an increase (decrease) from NAIC SAP:
NAIC SAP				$1,116	$966	$1,763

Surplus
New Jersey state basis (Page 3, Total Capital and Surplus)				$14,049	$19,123	$11,771

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	4	Change in nonadmitted assets	46	30	34

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	4	Change in net unrealized capital gains (losses)	—	—	(50)
NAIC SAP				$14,003	$19,093	$11,787

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

	SSAP #	F/S Page	F/S Line #	2022	2021
				(in millions)
Assets
New Jersey state basis (Page 3, Total Assets)				$299,534	$324,304

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Separate account assets	4,048	(3,397)
Admit leasehold improvements	19	3	Other assets	46	30

NAIC SAP				$295,440	$327,671

Liabilities
New Jersey state basis (Page 3, Total Liabilities)				$285,485	$305,181

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Future policy benefits and claims	(1,493)	(2,094)
Separate Account Valuation	56	3	Separate account liabilities	5,541	(1,303)

NAIC SAP				$281,437	$308,578

1C.     Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Since the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact our results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in our financial statements in the areas of, among others, i) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, morbidity and policyholder behavior which are reflected in our insurance liabilities and certain related balances; and ii) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value. We cannot predict what impact the COVID-19 pandemic will ultimately have on our businesses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

1D.     Accounting Policy
The Company uses the following accounting policies:
1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.
Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
2)Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into twenty categories ranging from highest quality bonds to those in or near default. Bonds rated in the top nineteen categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.
The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss. For loan-backed and structured securities, the cost basis of the bond is written down to the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's effective yield.

The Company does not hold any bonds that utilize the systematic value measurement method approach for Securities Valuation Office (“SVO”)-Identified investments.
Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2022 and 2021.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2022 and 2021.
3)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Redeemable preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. All perpetual and mandatory convertible preferred stocks are recorded at fair value regardless of the rating category. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

4)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
5)Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.
Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
6)Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances, and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.
7)Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in domestic insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in foreign insurance subsidiaries are recorded based on audited U.S. GAAP equity adjusted, if needed, to a limited statutory basis of accounting in accordance with paragraph 9 of SSAP No. 97. Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in “Net investment income” when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.

8)Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97 or SSAP No. 48, depending upon whether the investee is a Subsidiary, Controlled, or Affiliated Entity, as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or alternatives permitted by SSAP No. 97 and SSAP No. 48, as applicable.

9)Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Any derivative premiums that are not paid at inception of the derivative are recorded separately for the estimated fair value of the derivative as a portion of the Payable for Securities or Receivable for Securities line items on the balance sheet. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” See Note 8, Derivatives, for additional disclosures.

10)The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”
11)Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.
12)The Company has not modified its capitalization policy from the prior period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

13)The Company does not have any pharmaceutical rebates receivable.
14)Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103R”). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.” Net realized capital gains (losses) are recorded upon termination of the agreements.
15)Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. A liability to return collateral received is reported in “Cash collateral held for loaned securities.” Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”

16)Contract loans are stated at unpaid principal balances.
17)Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:
a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the estimated fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.
For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. Impairment losses on stocks are applied to the AVR as they are not interest rate related. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
18)Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers in accordance with SSAP No. 56. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”

19)Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract in accordance with SSAP No. 51R. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.
20)Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate considering the assets supporting them.
21)The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.

22)AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.

23)Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.

24)The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings.

25)The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurance are recorded through “Other liabilities.” Commissions on direct business and commissions

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.

26)Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.

27)“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.

28)Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP No. 61R and NAIC statutory instructions.

29)NAIC SAP and NJ SAP differ from GAAP in certain respects, which in some cases may be material. The significant differences between SAP and GAAP are noted below:

•Under SAP, financial statements of entities in which the Company has a controlling financial interest are reported using the statutory equity method of accounting. Under GAAP, financial statements of entities where the Company has a controlling financial interest are consolidated into the Company's financial statements.

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new insurance contracts, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the contracts in proportion to gross margins, gross profits or gross premiums, depending on the type of contract.

•Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•Under SAP, reinsurance losses are recognized immediately and deferred gains are booked to surplus; under GAAP, reinsurance losses are deferred and deferred gains are booked to liabilities.

•Under SAP, deposits to universal life contracts are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

additional liability.

•Under SAP, IMR is established to capture interest-related realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired. An IMR asset is generally designated as a non-admitted asset and is recorded as a reduction to capital and surplus. Under GAAP, no such reserve is required.

•Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments and derivatives not in hedging relationships are reported in surplus; under GAAP, changes in fair value of these items are reported in net income.

•Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense or comprehensive income. In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, an other-than-temporary impairment for bonds (excluding loan-backed and structured securities) is measured as the difference between amortized cost and fair value. Under GAAP, allowances for credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect collectability of the reported amounts.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded in net income.

•Under SAP, for option contracts where the payment or receipt of premiums is deferred until contract maturity (“deferred premiums”), these premium amounts are recorded separately from the fair value of the derivative reported on the balance sheet. Under GAAP, these “deferred premiums” are incorporated into the fair value of the derivative reported on the balance sheet.

•Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases and expensed in accordance with ASC 842 “Leases.”

•Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

1E.     Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.     Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Inflation Reduction Act - In August 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “Inflation Reduction Act”). Among other provisions, the Inflation Reduction Act imposes (1) a 15% alternative minimum tax on corporations (“CAMT”) with average applicable financial statement income over $1 billion for any three-year period ending with 2022 or later; and (2) a 1% excise tax on the fair market value of stock that is repurchased by publicly traded U.S. corporations or their specified affiliates. Both provisions are effective in taxable years beginning after December 31, 2022. The impact of the alternative minimum tax, if any, will vary from year to year based on the relationship of our GAAP income to our taxable income. Additionally, there remain several open items with respect to the application of the alternative minimum tax on corporations, including how to apply the provision to insurance company separate accounts and certain forms of reinsurance, which will inform how and to what degree this tax impacts the Company.

Based on the information regarding the projected adjusted financial statement income for 2023, PFI and the controlled group of corporations of which the Company is a member has determined that it is an “applicable corporation” to determine if CAMT exceeds the regular federal income tax payable.

PFI and the controlled group of corporations of which the Company is a member has not determined as of the reporting date if it will be liable for CAMT in 2023. The Company’s 2022 financial statements do not include an estimated impact of CAMT because a reasonable estimate cannot be made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

1G.     Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles, excluding tax and other related impacts, is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.
In August 2022, the NAIC revised SSAP No. 86 which adopts with modification U.S. GAAP guidance in determining hedge effectiveness, and measurement guidance for excluded components of hedging instruments. Effective October 1, 2022, the Company early adopted the revised guidance as a change in accounting principle. The adoption of this guidance did not have a material effect on its financial statements.
In May 2022, the NAIC revised SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (“SSAP No. 25”) and SSAP No. 43R, Loan-backed and Structured Securities (“SSAP No. 43R”) to clarify the application of the existing affiliate definition and incorporate new reporting requirements for all investments that involve related parties, regardless of if they meet the definition of an affiliate. The Company has adopted the revised guidance and reporting requirements for annual periods ending December 31, 2022.
In January 2021, the NAIC extended the expiration dates through January 2, 2022 for INT 20-03, “Troubled Debt Restructuring Due to COVID-19” and INT 20-07, “Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19”. INT 20-03 provided relief for mortgage loan restructurings that meet certain criteria and are due to COVID-19 to not be assessed as a troubled debt restructuring (“TDR”). INT 20-07 provided relief for debt security restructurings that meet certain criteria and are due to COVID-19 to not be classified as minor modifications. The Company elected for 2021 to apply this relief pursuant to these INTs.

During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly-issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted contracts. No changes were made to reserves for any in force contracts, and the impact to the Company's total reserves as of year-end 2021 was a $30 million reserve decrease. This change does not impact results reported in any prior year.

In July 2020, the NAIC revised SSAP No. 86 to clarify that the reporting of derivatives with financing premiums should exclude financing components. The revisions require the present value of the derivative premium receivable (and/or payable) to be separately reported, and it proposes these additional data elements be factored into the counterparty risk assessment for RBC calculations. The Company has adopted the revised guidance that did not have a material effect on its financial statements.
In July 2020, the NAIC revised SSAP No. 26R to clarify that the accounting and reporting of investment income and capital gain/loss, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. The Company has adopted the revised guidance that did not have a material effect on its financial statements.
In May 2020, the NAIC modified SSAP No. 41, “Surplus Notes”. The modifications require enhanced disclosures on surplus note arrangements including the original issue amount, fair value received, lifetime and current interest approved, and principal recognized, extent of linkages and netting with other instruments or parties, any related parties, and the use of proceeds to purchase assets. The Company has adopted the enhanced surplus notes disclosures that are effective for annual periods ending December 31, 2020, and it did not have a material effect on the financial statements.
In 2020, the NAIC revised SSAP No. 2R, “Cash, Cash Equivalents, Drafts and Short-Term Investments”, and SSAP No. 103R. The revisions incorporate concepts that will restrict the classification of rolling related party or affiliated investments as cash equivalents or short-term investments. The investment schedule will identify investments (or substantially similar investments) that remain on the short-term and cash equivalent schedules for more than one consecutive year. The Company has adopted the revised guidance and enhanced the investment disclosures for annual period ending December 31, 2020, and it did not have a material effect on the financial statements.

In April 2020, the NAIC adopted the overall guidance in FASB ASU 2020-04 – Reference Rate Reform (Topic 848) which provides an optional expedient, allowing for the continuation of certain contracts that are modified in response to reference rate reform. Additionally, it provides waivers from derecognizing hedging transactions, and exceptions for assessing hedge effectiveness as a result of transitioning away from certain interbank offering rates. The Company has elected to prospectively apply this guidance that did not have a material effect on the financial statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

In March 2020, the NAIC adopted revisions to SSAP No. 97 clarifying that a more-than-one holding company structure is permitted to be looked-through, so as long as each holding company within the structure complies with the requirements in SSAP No. 97. The Company has adopted the revised guidance that did not have a material effect on the financial statements.

In May 2020, the NAIC revised SSAP No. 26R by incorporating a new footnote to clarify that if a debt instrument has been modified in accordance with SSAP No. 36, “Troubled Debt Restructuring” or SSAP No. 103R, the assessment of other-than-temporary impairment (“OTTI”) shall be based on modified contractual terms of the debt instrument and it did not have a material effect on the financial statements. There is no impact to the Company’s OTTI assessment as such clarification is consistent with the Company’s pre-existing OTTI policy for the debt instruments in the scope of SSAP No. 26R. The Company’s adoption of this guidance did not have a material effect on the financial statements.

In 2020, the NAIC revised SSAP No. 32. The revisions update the definitions as well as measurement, dividend and impairment guidance for preferred stock and clarify the application of SSAP No. 32 in conjunction with SSAP No. 48 and SSAP No. 97. The Company adopted the revised guidance for periods starting on January 1, 2021.The adoption of this guidance resulted in a $23 million adjustment to surplus.

In May 2020, the NAIC adopted revisions to SSAPs No. 3, “Accounting Changes and Correction of Errors”, and No. 51R relating to the Valuation Manual (VM-21), Actuarial Guideline 43 (“AG 43”), and risk-based capital instructions to implement a new variable annuity statutory framework. Changes include: (i) aligning economically-focused hedge assets with liability valuations; (ii) reforming standard scenarios for AG 43 and C3 Phase II; (iii) standardizing capital market assumptions and aligning total asset requirements and reserves, and (iv) requiring Companies to classify reserving changes relating to adoption of VM-21 as a change in valuation basis, with additional disclosures regarding the phase-in period beginning January 1, 2020. The cumulative effect of the change in valuation basis is reported directly through surplus. The Company’s adoption of this revised statutory framework on VM-21 and AG 43 did not materially impact the financial statements.

In April 2016, the NAIC adopted a principle-based reserving (“PBR”) approach for life insurance products. PBR replaces the reserving methods for life insurance products for which the former formulaic basis for reserves may not accurately reflect the risks or costs of the obligations of the insurer. Although PBR became effective on January 1, 2017, there is a three-year phase-in period starting from January 1, 2017, through January 1, 2020 where companies have the option to value some or all applicable life insurance policies using PBR.

Beginning January 1, 2020, however, all companies not otherwise exempted must adopt and apply PBR for all newly issued life insurance policies. The Company has introduced updated versions of its individual life products in conjunction with the requirement to adopt PBR. These updated products are currently priced to support the principle-based statutory reserve level without the need for reserve financing. The Company has adopted PBR.

During the fourth quarter of 2022, the Company determined that dividends were overstated and the change in unrealized gains was understated in the prior year by $15 million. A correction related to the prior year was recorded for net investment income through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2022.

During the second quarter of 2022, the Company determined that costs associated with the sale of Fortitude Life Insurance Company (“FLIAC”) (formerly Prudential Annuities Life Assurance Corporation “PALAC”) of $13 million should have been incurred by Prudential Annuities, Inc. A correction related to this prior year expense was recorded, net of tax, through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2022.

During the second quarter of 2022, the Company determined that reinsurance recoverables of $26 million were incorrectly established prior to the sale of PALAC. An adjustment to correct the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2022.

During the first quarter of 2022, the Company determined that assumed reinsurance on Modified Guaranteed Life Insurance contracts was understated in the prior year by $16 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the first quarter of 2022.

During the fourth quarter of 2021, the Company determined that benefits on certain retirement contracts assumed from the Company's affiliate, The Prudential Life Insurance Company, LTD, were understated in prior periods by $88 million. A correction for this error was recorded directly through surplus on “Other changes, net” of the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2021, with a related adjustment of $22 million in deferred taxes reported through “Change in net deferred income tax.” In the first quarter of 2022, upon finalizing its broader assessment, the Company has concluded that the initial assessment of the error was overstated by $47 million. Therefore, an increase of $47 million has been recorded directly through surplus on “Other changes, net” of the Company’s Statement of Operations and Changes in Capital and Surplus, with a related adjustment of $10 million in deferred taxes reported through “Change in net deferred income tax.”

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

During the third quarter of 2021, the Company determined that modified coinsurance (“MODCO”) reserve adjustments on reinsurance ceded related to Closed Block Contracts were overstated in the prior year by $11 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the third quarter of 2021.
During the second quarter of 2021, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $28 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2021.
During the second quarter of 2021, the Company determined that reserves for assumed Universal Life product were overstated, current federal income tax receivable was overstated, and net admitted deferred tax asset was understated in the prior year by $158 million, $14 million, and $23 million, respectively. A correction related to the prior year was recorded through “Other changes, net” (net of tax $8 million), “Change in net deferred income tax” and “Change in nonadmitted assets”, on the Company’s Statement of Operations and Changes in Capital and Surplus in 2021.
In the first quarter of 2021, the Company determined that common stocks, net admitted deferred tax asset and federal and foreign income taxes incurred were understated by $158 million, $23 million and $7 million, respectively, in the prior year. A correction related to the prior year was recorded through “Change in net unrealized capital gains (losses)”, “Change in nonadmitted assets” and “Other changes, net”, respectively, on the Company’s Statement of Operations and Changes in Capital and Surplus in the first quarter of 2021.
During the second quarter of 2020, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $77 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2020. For accounting changes related to changes in valuation basis, please see “Reserves for Life Contracts and Deposit-Type Contracts” in Note 24 for more information.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

3.    BUSINESS COMBINATIONS AND GOODWILL
Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the fair value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect of the Company’s financial condition.

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2022
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
		($ in millions)
Warwick Partners II LLC	2/21/2014	$3	$1	$1	$—	$—	$—	0.0%
Pirlo Energy Holdings, LLC	9/12/2016	48	—	—	—	—	39	0.0%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	1	2.3%
Polaris Generation LLC	12/11/2012	23	(3)	(3)	(1)	—	25	(2.2)%
Total	XXX	$86	$(2)	$(2)	$(1)	$—	$65	XXX

December 31, 2021
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
		($ in millions)
Warwick Partners II LLC	2/21/2014	$3	$1	$1	$—	$—	$20	0.4%
Pirlo Energy Holdings, LLC	9/12/2016	48	—	—	—	—	38	0.0%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	8	0.4%
Polaris Generation LLC(1)	12/11/2012	23	(3)	(3)	(1)	—	24	(3.5)%
Total	XXX	$86	$(2)	$(2)	$(1)	$—	$90	XXX
(1) Revised to conform to current year table.
Impairment Loss
The Company did not recognize any impairment losses related to business combinations or goodwill during 2022, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Subcomponents and Calculation of Adjusted Surplus and Total Admitted Goodwill

December 31, 2022
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$15,890
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	90
Admitted Net Deferred Taxes	2,014
Adjusted Capital and Surplus	13,786
Limitation on amount of goodwill	1,379
Current period reported Admitted Goodwill		$(1)
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

December 31, 2021
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$17,928
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	115
Admitted Net Deferred Taxes	1,950
Adjusted Capital and Surplus	15,863
Limitation on amount of goodwill	1,586
Current period reported Admitted Goodwill		$(1)
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

4.    DIVESTED BUSINESS
The Company did not have any material discontinued operations during 2022, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

5.    INVESTMENTS
5A.     Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The SVO evaluates the investments of insurers for statutory purposes and assigns bonds one of twenty categories called “NAIC Designations.” In general, NAIC Designations of “1A” through “1G” highest quality or “2A” through “2C” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3A” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest ten categories approximated 6.08% and 6.89% of the Company’s bonds as of December 31, 2022 and 2021, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.

The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2022
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$5,772	$125	$457	$5,440
All other governments	2,861	31	354	2,538
Political subdivisions of states, territories and possessions	626	7	35	598
Special revenue and special assessment obligation all non- guaranteed obligations of agencies	5,423	94	451	5,066
Hybrid Securities	228	20	4	244
Industrial & miscellaneous (unaffiliated)	71,993	445	8,563	63,875
Parent - subsidiaries and affiliates	2,517	3	127	2,393
Unaffiliated Bank Loans	1,033	40	32	1,041
Total bonds	$90,453	$765	$10,023	$81,195

Unaffiliated Preferred Stocks
Redeemable	$61	$8	$3	$66
Non-redeemable	85	—	—	85
Total unaffiliated preferred stocks	$146	$8	$3	$151

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

	December 31, 2021
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,333	$1,445	$5	$7,773
All other governments	3,322	442	27	3,737
Political subdivisions of states, territories and possessions	669	121	—	790
Special revenue and special assessment obligation all non-guaranteed obligations of agencies	6,277	1,002	2	7,277
Hybrid Securities	281	64	—	345
Industrial & miscellaneous (unaffiliated)	77,033	6,717	332	83,418
Parent - subsidiaries and affiliates	2,439	172	14	2,597
Unaffiliated Bank Loans	1,227	57	25	1,259
Total bonds	$97,581	$10,020	$405	$107,196

Unaffiliated Preferred Stocks
Redeemable	$54	$2	$—	$56
Non-redeemable	104	8	—	112
Total unaffiliated preferred stocks	$158	$10	$—	$168

The following table sets forth the carrying amount and estimated fair value of bonds including short-term investments categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan-backed, and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2022		December 31, 2021
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$3,469	$3,450	$5,793	$5,824
Due after one year through five years	13,181	12,680	15,176	15,729
Due after five years through ten years	14,655	13,495	17,478	18,715
Due after ten years	39,539	33,497	39,361	45,585
Subtotal	$70,844	$63,122	$77,808	$85,853

Asset-backed securities	$4,278	$4,201	$6,429	$6,452
Commercial mortgage-backed securities	6,107	5,609	7,083	7,509
Residential mortgage-backed securities	805	795	1,335	1,453
Other loan backed and structured securities	8,728	7,777	7,617	8,620
Total	$90,762	$81,504	$100,272	$109,887

Proceeds from the sale of bonds were $15,154 million, $11,822 million, and $3,956 million for the years ended December 31, 2022, 2021 and 2020, respectively. Gross gains of $151 million, $416 million, and $208 million and gross losses of $890 million, $192 million, and $50 million were realized on such sales during the years ended December 31, 2022, 2021 and 2020, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $106 million, $60 million and $94 million, for preferred stocks were $1 million, $0 million and $0 million, and for unaffiliated common stocks were $1 million, $0 million and $8 million for the years ended December 31, 2022, 2021 and 2020, respectively.

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2022
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$55,406	$49,619	$(5,787)	$24,640	$19,450	$(5,190)
Unaffiliated Preferred and Common stocks	26	25	(1)	34	29	(5)
Total	$55,432	$49,644	$(5,788)	$24,674	$19,479	$(5,195)

	December 31, 2021
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$20,579	$20,364	$(215)	$2,926	$2,816	$(110)
Unaffiliated Preferred and Common stocks	67	67	—	5	4	(1)
Total	$20,646	$20,431	$(215)	$2,931	$2,820	$(111)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2022 or 2021. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2022, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

5B.     Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2022 were agricultural loans 6.72% and 2.49%; commercial loans 10.50% and 1.01%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2021 were agricultural loans 6.60% and 1.27%; commercial loans 6.40% and 0.76%. For both the years ended December 31, 2022 and 2021 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 85%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (30.76%), Texas (7.13%) and New York (5.55%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2022. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (31.17%), Texas (7.80%) and New York (5.86%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2021.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2022 and 2021.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $19,146 million of investment grade mortgage loans and $668 million of below investment grade mortgage loans as of December 31, 2022. There were $20,800 million of investment grade mortgage loans and $325 million of below investment grade mortgage loans as of December 31, 2021.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in our outstanding loans. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

	December 31, 2022
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
	($ in millions)
Recorded Investment (All)
Current	$3,382	$—	$—	$—	$16,348	$78	$19,808
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	4	—	—	—	—	—	4
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	2	—	—	—	—	—	2
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	85	—	85

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

December 31, 2021
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
($ in millions)
Recorded Investment (All)
Current	$3,042	$—	$—	$—	$18,050	$33	$21,125
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	36	—	—	—	—	—	36
Number of Loans	4	—	—	—	—	—	4
Percent Reduced	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	—	—	—
The Company did not have investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of both December 31, 2022 and 2021.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

	December 31, 2022
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	1	—	—	—	—	—	1
Recorded Investments on Nonaccrual Status	14	—	—	—	—	—	14
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	1	—	—	—	—	—	1

	December 31, 2021
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	15	—	—	—	—	—	15
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

The Company did not have allowances for credit losses as of both December 31, 2022 and 2021.

The Company did not have mortgage loans derecognized as a result of foreclosure as of both December 31, 2022 and 2021.

5C.     Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
As of December 31, 2022, the Company had no loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2022
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
12668NAD9	$2	$2	$—	$2	$2	1Q22
17029PAA3	17	14	3	14	14	1Q22
32027NEE7	2	1	1	1	1	1Q22
368266AA0	28	11	17	11	12	1Q22
84751PLP2	1	1	—	1	1	1Q22
17029PAA3	12	10	2	10	11	2Q22
32027NEE7	2	1	1	1	1	2Q22
84751PLP2	1	1	—	1	1	2Q22
12558MAF9	1	1	—	1	1	3Q22
12668NAD9	2	2	—	2	2	3Q22
32027NEE7	1	1	—	1	1	3Q22
84751PLP2	1	1	—	1	1	3Q22
17029PAA3	10	5	5	5	5	4Q22
32027NEE7	1	1	—	1	1	4Q22
Total	$81	$52	$29	$52	$54

As of December 31, 2022, the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2022	December 31, 2021
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(945)	$(32)
12 Months or Longer	$(751)	$(26)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$11,173	$5,626
12 Months or Longer	$4,861	$645

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.     Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments, and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

financing and investment markets are continuously monitored to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.
Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. The Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $5,076 million and $3,892 million were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2022 and 2021, respectively. This collateral is not restricted. The fair value of the securities on loan was $4,901 million and $3,795 million as of December 31, 2022 and 2021, respectively. A liability to return collateral received of $5,076 million and $3,892 million is included in “Cash collateral held for loaned securities” as of December 31, 2022 and 2021, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There was no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $2,912 million and $2,765 million were invested in “Cash and short-term investments” as of December 31, 2022 and 2021, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,812 million and $2,700 million as of December 31, 2022 and 2021, respectively. A liability to return collateral received of $2,916 million and $2,765 million (which includes $4 million and $0 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2022 and 2021, respectively. Additionally, assets and a cash collateral liability of $7 million and $14 million were received for unaffiliated lending as of December 31, 2022 and 2021, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2022	December 31, 2021
	(in millions)
Securities Lending:
Open	$5,029	$3,892
30 Days or Less	47	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$5,076	$3,892
Securities Received	—	—
Total Collateral Received	$5,076	$3,892
The aggregate fair value of all securities acquired from the use of the reinvested collateral was $4,857 million and $3,780 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2022 and 2021, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.
The Company did not have any security lending transaction administered by an affiliate agent in which one line reporting of the reinvested collateral is used as of both December 31, 2022 and 2021.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Collateral Reinvestment

The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2022		December 31, 2021
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	1,352	1,323	819	827
31 to 60 Days	168	168	294	294
61 to 90 Days	126	126	442	442
91 to 120 Days	125	124	90	90
121 to 180 Days	134	134	152	152
181 to 365 Days	606	599	418	420
1 to 2 years	1,504	1,476	836	838
2 to 3 years	910	885	487	488
Greater than 3 years	25	22	229	229
Subtotal	$4,950	$4,857	$3,767	$3,780
Securities Received	—	—	—	—
Total Collateral Reinvested	$4,950	$4,857	$3,767	$3,780

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

The Company had no securities lending transactions that extend beyond one year from the reporting date as of both December 31, 2022 and 2021.

Repurchase Agreements Transactions Accounted for as Secured Borrowing
For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2022, the Company has sufficient assets to cover its secured borrowing liability.

The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2022		December 31, 2021
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$5,147	$3,148	$7,223	$6,469
Overnight	—	—	4,759	—
2 Days to 1 Week	—	—	4,673	—
>1 Week to 1 Month	—	—	479	—
>1 Month to 3 Months	—	—	441	438
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2022		December 31, 2021
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$3,325	$—	$5,640
Fair Value	5,178	3,189	7,820	7,025

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The securities acquired were bonds with a designation of NAIC 1 with a BACV of $3,325 million and $5,640 million and a fair value of $3,189 million and $7,025 million as of December 31, 2022 and 2021, respectively.
The following table sets forth the cash collateral received as of the dates indicated:

	December 31, 2022		December 31, 2021
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$5,147	$3,148	$7,702	$6,907
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2022 and 2021.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2022	December 31, 2021
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$3,148	$6,469
30 Days or Less	—	—
31 to 90 Days	—	438
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2022		December 31, 2021
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$838	$820	$1,454	$1,468
31 to 60 Days	104	104	522	522
61 to 90 Days	78	78	784	785
91 to 120 Days	77	77	159	159
121 to 180 Days	83	83	270	270
181 to 365 Days	376	371	742	745
1 to 2 Years	933	915	1,483	1,487
2 to 3 Years	564	549	865	866
Greater than 3 Years	15	14	406	407
The following table sets forth the fair value of the security collateral pledged, and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2022		December 31, 2021
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$5,147	$3,148	$7,702	$6,907
Securities Collateral (FV)	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.
The following table sets forth the reverse repurchase agreements that used tri-party trades as of the dates indicated:

	December 31, 2022		December 31, 2021
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Open - No Maturity	$—	$—	$—	$—
Overnight	—	—	100	—
2 Days to 1 Week	—	—	—	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	—	—	—	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The Company did not have any securities sold or outstanding for which the repo agreement defaulted as of both December 31, 2022 and 2021.

The following table sets forth the fair value of securities acquired under reverse repurchase agreements as of the dates indicated:

	December 31, 2022	December 31, 2021
	(in millions)
Maximum Amount	$—	$100
Ending Balance	—	—
The ending balance of reverse repurchase agreements had no NAIC designation as of both December 31, 2022 and 2021.
The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2022		December 31, 2021
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$—	$—	$—	$—
Securities (FV)	—	—	102	—
Securities (BACV)		—		—
The Company did not have any allocation of aggregate collateral pledged by remaining contractual maturity as of both December 31, 2022 and 2021.
The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2022		December 31, 2021
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$—	$—	$100	$—
Securities (FV)	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2022		December 31, 2021
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Repo Securities Sold/Acquired with Cash Collateral	$—	$—	$100	$—
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

5E. Real Estate
The Company recorded $42 million and $0 million of net gains on the sale of real estate for the years ended December 31, 2022 and 2021, respectively. There were $5 million and $6 million impairment losses recognized on real estate for the years ended December 31, 2022 and 2021, respectively.
The Company classified $231 million and $268 million as real estate occupied by the Company as of December 31, 2022 and 2021, respectively.
The Company classified $103 million (less $97 million of encumbrances) and $147 million (less $122 million of encumbrances) as real estate held for the production of income as of December 31, 2022 and 2021, respectively.
The Company did not classify any real estate as held for sale as of both December 31, 2022 and 2021.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

5F.     Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2022		December 31, 2021
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$322	3.5%	$393	4.2%
Joint venture and limited partnerships interests in common stock	7,430	80.4	7,431	80.2
Joint venture and limited partnerships interests in fixed income	293	3.2	507	5.5
Joint venture and limited partnerships interests - other	619	6.7	627	6.8
Subtotal - Other Invested Assets	$8,664	93.8%	$8,958	96.7%
Receivables for Securities	210	2.3	224	2.4
Cash collateral for variation margin	364	3.9	88	0.9
Total Other Invested Assets	$9,238	100.0%	$9,270	100.0%

5G.     Other Investment Disclosures
Troubled Debt Restructuring
The Company did not have restructured mortgage loans as of both December 31, 2022 and 2021.
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Reverse Mortgages

The Company did not have reverse mortgages as of both December 31, 2022 and 2021.

Low-Income Housing Tax Credits
The Company had $16 million, $34 million and $49 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2022, 2021 and 2020, respectively. The Company had $225 million and $204 million of LIHTC property investments as of December 31, 2022 and 2021, respectively. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 3 investments, 6-10 years – 3 investments, over 10 years – 0 investments as of December 31, 2022 and 0-5 years - 4 investments, 6-10 years - 2 investments, over 10 years - 2 investments as of December 31, 2021. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. There were no impairments on LIHTC property investments for both the years ended December 31, 2022 and 2021.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Restricted Assets
The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2022
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	5,823	—	2,837	—	8,660	—	8,660	2.8%	2.9%
Subject to repurchase agreements	3,325	—	—	—	3,325	—	3,325	1.1%	1.1%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	471	—	—	—	471	—	471	0.2%	0.2%
FHLB capital stock	149	—	—	—	149	—	149	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	3,161	—	—	—	3,161	—	3,161	1.0%	1.1%
Pledged as collateral not captured in other categories	20,315	—	180	—	20,495	—	20,495	6.7%	6.8%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$33,249	$—	$3,017	$—	$36,266	$—	$36,266	11.8%	12.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2022
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$1,300	$—	$180	$—	$1,480	$—	$1,480	0.5%	0.5%
Funded Reinsurance Pledged Collateral	2,021	—	—	—	2,021	—	2,021	0.7%	0.7%
Reinsurance Trust Assets	16,994	—	—	—	16,994	—	16,994	5.5%	5.6%
Total	$20,315	$—	$180	$—	$20,495	$—	$20,495	6.7%	6.8%
The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2022
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$1,059	$1,069	0.7%	0.7%
Bonds	21,529	19,846	14.0%	14.7%
Mortgage loans	5,417	4,974	3.5%	3.7%
Preferred stocks	2	2	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	12	11	0.0%	0.0%
Other	2,178	2,753	1.4%	1.5%
Total General Account	$30,197	$28,655	19.6%	20.6%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,780	$2,780	1.8%	1.8%
Bonds	112	1,070	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other (1)	—	294	0.0%	0.0%
Total Separate Account	$2,892	$4,144	1.9%	1.9%
(1) Revised to correct amounts reported in the 2022 annual statement.

	December 31, 2022
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$8,224	6.2%
Recognized Obligation to Return Collateral Asset (Separate Account)	$2,919	1.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2021
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	3,536	—	2,710	—	6,246	—	6,246	1.9%	1.9%
Subject to repurchase agreements	5,640	—	—	—	5,640	—	5,640	1.7%	1.7%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	476	—	—	—	476	—	476	0.1%	0.1%
FHLB capital stock	81	—	—	—	81	—	81	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,154	—	—	—	1,154	—	1,154	0.4%	0.4%
Pledged as collateral not captured in other categories	18,943	—	211	—	19,154	—	19,154	5.8%	5.9%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$29,835	$—	$2,921	$—	$32,756	$—	$32,756	9.9%	10.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2021
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$403	$—	$211	$—	$614	$—	$614	0.2%	0.2%
Funded Reinsurance Pledged Collateral	2,027	—	—	—	2,027	—	2,027	0.6%	0.6%
Reinsurance Trust Assets	16,513	—	—	—	16,513	—	16,513	5.0%	5.1%
Total	$18,943	$—	$211	$—	$19,154	$—	$19,154	5.8%	5.9%
The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2021
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,792	$2,792	1.7%	1.7%
Bonds	19,525	20,846	11.7%	12.0%
Mortgage loans	4,539	4,720	2.7%	2.8%
Preferred stocks	2	2	0.0%	0.0%
Common Stocks	92	92	0.1%	0.1%
Other invested assets	13	14	0.0%	0.0%
Other	2,030	4,553	1.2%	1.2%
Total General Account	$28,993	$33,019	17.4%	17.8%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,562	$2,562	1.6%	1.6%
Bonds	88	206	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	129	0.0%	0.0%
Total Separate Account	$2,650	$2,897	1.7%	1.7%

	December 31, 2021
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$10,799	7.5%
Recognized Obligation to Return Collateral Asset (Separate Account)	$2,779	1.7%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $62 million, $63 million and $40 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company did not have any interest on mortgage loans over ninety days due for the years ended both December 31, 2022, 2021 and 2020.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is non-admitted and excluded from “Net investment income.” There was no non-admitted due and accrued rental income on real estate for the years ended December 31, 2022, 2021 and 2020.

Other invested assets had no non-admitted due and accrued income for the years ended December 31, 2022, 2021 and 2020.

The following table sets forth “Net investment income” for the years ended December 31:

	2022	2021	2020
	(in millions)

Bonds	$3,611	$3,589	$3,681
Stocks	354	203	198
Mortgage loans	758	858	865
Contract loans	80	140	140
Cash, cash equivalents, and short-term investments	111	15	58
Other investments	1,125	1,000	579
Total gross investment income	6,039	5,805	5,521
Less investment expenses	(781)	(670)	(703)
Net investment income before amortization of IMR	5,258	5,135	4,818
Amortization of IMR	7	128	108
Net investment income	$5,265	$5,263	$4,926
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2022	2021	2020
	(in millions)

Bonds	$(900)	$199	$147
Stocks	287	14	(77)
Mortgage loans	(88)	111	(8)
Derivative instruments	(1,638)	(357)	526
Other invested assets	25	(8)	25
Gross realized capital gains (losses)	(2,314)	(41)	613
Capital gains tax	226	(28)	(59)
IMR transfers, net of tax	2,174	71	(759)
Net realized capital gains (losses)	$86	$2	$(205)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company did not have direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2022
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$53	$53	$99	$1
Total	$53	$53	$99	$1

	December 31, 2021
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$72	$72	$130	$—
Total	$72	$72	$130	$—

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2022 and 2021, these commitments were $4,365 million and $5,234 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $4,873 million and $1,935 million at December 31, 2022 and 2021, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2022 and 2021, financial guarantees issued by the Company were $84,339 million and $81,984 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2022 and 2021, such contracts in force carried a total guaranteed value of $84,338 million and $81,984 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $77,693 million and $83,609

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

million at December 31, 2022 and 2021, respectively. The remaining $1 million is due to a guarantee on behalf of a previously owned investment subsidiary, Washington Street Investments, LLC.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2022			December 31, 2021
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	33	$234	$241	20	$140	$143
LB&SS	14	28	26	15	35	36
Preferred stock	4	81	89	2	7	15
Total	51	$343	$356	37	$182	$194

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years ended:

	December 31, 2022		December 31, 2021		December 31, 2020
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	151	111	201	148	152	—
Aggregate Amount of investment income	$40	$16	$92	$58	$77	$—

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 6, 2023, the date these audited financial statements were issued.
In February of 2023, the Company received approval from the Department to record a $405 million payable as of December 31, 2022 for a capital contribution to its subsidiary, Pruco Life Insurance Company (“Pruco Life”). The capital contribution was received by Pruco Life prior to March 1, 2023.
Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 6, 2023, the date these audited financial statements were issued.
There were no Type 2 subsequent events to report.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

7.    REINSURANCE
The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, coinsurance and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2022	2021	2020
	(in millions)
Premiums:
Direct	$31,094	$26,693	$19,740
Assumed	12,121	13,176	11,986
Ceded	18,298	6,640	6,564

The Company does not have reinsurance agreements under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits as of December 31, 2022, 2021 and 2020.

The Company did not have any new reinsurance agreements with external counterparties as of December 31, 2022, 2021 and 2020.

The Company has not written off or reported in its operations amounts from uncollectible or commutated reinsurance as of December 31, 2022, 2021 and 2020.

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectible reinsurance.

The amounts related to reinsurance agreements as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2022	2021	2020	2022	2021	2020
	(in millions)
Assumed from affiliated insurers	$34,880	$33,703	$30,177	$7,292	$7,532	$7,399
Assumed from unaffiliated insurers	21,042	20,176	18,506	4,829	5,643	4,587
Total reinsurance assumed	$55,922	$53,879	$48,683	$12,121	$13,175	$11,986

Ceded to affiliated insurers	$63,362	$61,489	$62,196	$4,813	$2,201	$2,410
Ceded to unaffiliated insurers	11,214	3,047	3,018	13,485	4,439	4,154
Total reinsurance ceded	$74,576	$64,536	$65,214	$18,298	$6,640	$6,564

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2022	2021	2020	2022	2021	2020
	(in millions)
Assumed:
DART	$235	$224	$213	$128	$110	$90
GUL Re	120	116	108	86	81	76
Term Re	501	476	454	336	305	270
PURC	193	177	161	116	104	92
PARU	1,049	1,023	973	547	528	478
PAR Term	395	406	417	313	286	314
PARCC	675	715	715	551	601	594
PLAZ	78	281	274	281	246	238
PLNJ	50	51	50	44	46	43
Lotus Re	40	—	—	31	—	—
Affiliated total	3,336	3,469	3,365	2,433	2,307	2,195
Unaffiliated	17,045	16,435	16,044	888	936	956
Unaffiliated total	17,045	16,435	16,044	888	936	956
Total	$20,381	$19,904	$19,409	$3,321	$3,243	$3,151

Ceded:
PLAZ	13,093	12,352	11,860	360	380	371
Lotus Re	2,314	—	—	2,732	—	—
Affiliated total	15,407	12,352	11,860	3,092	380	371
Unaffiliated	2,754	2,798	2,791	1,437	1,567	1,537
Unaffiliated total	2,754	2,798	2,791	1,437	1,567	1,537
Total	$18,161	$15,150	$14,651	$4,529	$1,947	$1,908

DART

Effective January 1, 2018, the Company entered into a yearly renewable term (“YRT”) agreement with a subsidiary, Dryden Arizona Reinsurance Term Company (“DART”), that states DART will retrocede 95% to 100% of the mortality risk on each policy assumed from Pruco Life Insurance Company of Arizona (“PLAZ”) and Pruco Life Insurance Company of New Jersey (“PLNJ”).

GUL Re

Effective January 1, 2017, the Company entered into a YRT agreement with a subsidiary, Gibraltar Universal Life Reinsurance Company (“GUL Re”), that states GUL Re will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. The agreement covers Universal Life (“UL”) policies with effective dates of January 1, 2017 and later, excluding policies that utilize a principles-based reserving methodology. Under this agreement, GUL Re retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. Effective July 1, 2017, the Company amended the agreement with GUL Re to include policies with effective dates prior to January 1, 2014. The amendment states that GUL Re will retrocede 27% of the net amount at risk related to the first $1 million of face amount and 30% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. Under this amended agreement, GUL Re retains between 0% and 3% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $30,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Term Re

Effective January 1, 2014, the Company entered into a YRT agreement with a subsidiary, Prudential Term Reinsurance Company (“Term Re”), that states Term Re will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

PURC

Effective October 1, 2013, the Company entered into a YRT agreement with a subsidiary, Prudential Universal Reinsurance Company (“PURC”), that states PURC will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC (i.e., UL policies with effective dates of 2011 and 2012). Under this agreement, PURC retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2013, the Company amended the agreement with PURC for policies with effective dates of January 1, 2014 and later. The amendment states that PURC will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC. Under this amended agreement, PURC retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In third quarter 2014, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PURC, which was amended to include UL policies with effective dates of 2013, covering the same terms as the original agreement for policies with effective dates of 2011 and 2012 as indicated above). PURC also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider.

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company.

Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary, that states PARU will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PARU (i.e., UL policies with effective dates prior to January 1, 2011). Under this agreement, PARU retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2012, the Company amended the agreement with PARU. The amendment states that PARU will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLNJ under the coinsurance agreement between PLNJ and PARU. Under this amended agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLNJ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. PARU also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider. In third quarter 2013, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PARU, which was amended to include UL policies with effective dates of 2011 as indicated above). Additionally, in fourth quarter 2013, the Company entered into a novation and assumption agreement with PURC and PARU to have PARU released and discharged from the YRT reinsurance related to the 2011 and 2012 business, which is now being coinsured with PURC and retroceded to the Company through YRT reinsurance.

PAR Term

Effective January 1, 2010, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Term Company (“PAR Term”), that states PAR Term will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

PARCC

Effective August 1, 2004, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective July 1, 2019, the agreement between PLAZ and PICA was recaptured for any risk on term products that are coinsured from PLAZ to the term captives PAR Term and PARCC, due to the coinsurance increasing to 100%. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance (“ILI”) and Hartford Life Insurance Company (“HLIC”) entities) that is classified as GUL. As of January 1, 2022, most of the variable life insurance policies were recaptured resulting in a $460 million gain. These policies were then reinsured from PLAZ to Lotus Re as mentioned below.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products.

Lotus Re

Effective January 1, 2022, the Company entered into an agreement with Lotus Re, an affiliate reinsurance company, to reinsure variable life policies. The structure is coinsurance/modified coinsurance, with 90% of risk covered by Lotus Re and PICA retaining 10% under the agreement. In addition, the Company entered into a YRT agreement with Lotus Re, also effective January 1, 2022, under which Lotus Re cedes mortality risk for variable life policies back to the Company. The amount ceded from Lotus Re to the Company and the reinsurance premiums are a full passthrough to replicate the amounts covered under various YRT agreements between the Company and third-party reinsurers. Settlement of $3.2 billion was in-kind and is therefore reflected within the non-cash disclosure on the Statutory Statements of Cash Flows. As a result of this transaction, the Company recorded an $830 million deferred reinsurance gain as of December 31, 2022.

Unaffiliated

Life reinsurance is accomplished through various plans of reinsurance, primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013.

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2022	2021	2020	2022	2021	2020
	(in millions)
Ceded:
PLIC	$47,955	$49,137	$50,336	$1,692	$1,782	$1,973
Affiliated total	$47,955	$49,137	$50,336	$1,692	$1,782	$1,973

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2022	2021	2020	2022	2021	2020
	(in millions)
Assumed:
PLNJ	$394	$447	$594	$62	$91	$432
FLIAC	—	102	151	2	5	5
Affiliated total	394	549	745	64	96	437
Unaffiliated	1,524	1,410	1,563	16	12	10
Unaffiliated total	1,524	1,410	1,563	16	12	10
Total	$1,918	$1,959	$2,308	$80	$108	$447

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, PLNJ discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PLNJ and the Company. The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

FLIAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with FLIAC for its deferred variable annuity business written in New York on a whole contract basis where of the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis. On April 1, 2022, FLIAC (formerly PALAC) was sold to Fortitude Re and is no longer considered an affiliate of the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Wilton Re and Everlake (former Allstate block of business) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Wilton Re and Everlake included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

Retirement

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2022	2021	2020	2022	2021	2020
	(in millions)
Assumed:
PLAZ	$2	$3	$2	$—	$—	$—
Affiliated total	2	3	2	—	—	—
Unaffiliated	2,465	2,323	891	3,924	4,693	3,619
Unaffiliated total	2,465	2,323	891	3,924	4,693	3,619
Total	$2,467	$2,326	$893	$3,924	$4,693	$3,619

PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. As of December 31, 2022, the Company has reserves of $324.7 million to cover the asset and longevity risk associated with the pension benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2022	2021	2020	2022	2021	2020
	(in millions)
Assumed:
Prudential Life Insurance Co., Ltd. (Japan)	$23,412	$21,727	$19,006	$3,704	$3,716	$3,323
Prudential Gibraltar Financial Life Insurance Co., Ltd.	7,736	7,955	7,059	1,091	1,413	1,443
Affiliated total	$31,148	$29,682	$26,065	$4,795	$5,129	$4,766

Ceded:
Prudential Seguros, S.A. (1)	$—	$—	$—	$—	$—	$1
Prudential Seguros Mexico, S.A. de C.V.	—	—	—	29	29	46
Affiliated total	—	—	—	29	29	47
Unaffiliated	—	—	—	4	4	4
Unaffiliated total	—	—	—	4	4	4
Total	$—	$—	$—	$33	$33	$51

(1) As of 2021, Prudential Seguros, S.A. retrocession agreement with PICA has been terminated.

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”) and Prudential Gibraltar Financial Life Insurance Co. Ltd (“PGFL”). For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

During the second quarter of 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $13.3 billion and $11.7 billion related to this trust arrangement were on deposit with trustees as of December 31, 2022 and December 31, 2021, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2022	2021	2020	2022	2021	2020
	(in millions)
Assumed:
Unaffiliated	$7	$7	$7	$—	$1	$1
Unaffiliated total	$7	$7	$7	$—	$1	$1

Ceded:
Unaffiliated	$250	$238	$213	$3,122	$2,867	$2,612
Unaffiliated total	$250	$238	$213	$3,122	$2,867	$2,612

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2022	2021	2020	2022	2021	2020
	(in millions)
Assumed:
Prudential Life Insurance Co. of Korea, Ltd.	$—	$—	$—	$—	$—	$1
Affiliated total	—	—	—	—	—	1
Unaffiliated	1	1	1	1	1	1
Unaffiliated total	1	1	1	1	1	1
Total	$1	$1	$1	$1	$1	$2

Ceded:
Prudential Life Insurance Company of Taiwan Inc.	$—	$—	$—	$—	$10	$19
Affiliated total	—	—	—	—	10	19
Unaffiliated	8,210	11	14	8,922	1	1
Unaffiliated total	8,210	11	14	8,922	1	1
Total	$8,210	$11	$14	$8,922	$11	$20

Effective April 2022, in connection with the Full Service Retirement business sale, the Company entered into separate agreements with external counterparties, Empower and Empower Life & Annuity Insurance Company of New York to reinsure a portion of its Full Service Retirement business. The company ceded 100% of separate account liabilities under modified coinsurance and 100% of general account liabilities under coinsurance of its Full Service Retirement business. The Company's Full Service Retirement business separate accounts consist of market value and stable value separate accounts, and the Full Service general account products consist of individual annuities, stable value accumulation funds and a stable value wrap product known as a synthetic guaranteed investment contract. The reinsurance agreement offers the policyholders the opportunity to novate their contracts from the Company to Empower and any such novated contracts shall cease to be reinsured under this agreement. As a result of this transaction, the Company recorded a $222 million reinsurance gain at the time of transaction of which $175 million was reflected as a deferred reinsurance gain as of December 31, 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

8.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it owns or anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is usually reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 38 years and 39 years, as of December 31, 2022 and 2021, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate forwards, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components for hedge relationships the Company has are recognized in “Net investment income” and amortized over the term of the hedge relationship.
Interest Rate Contracts
Interest rate swaps, options, forwards, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and receives/posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Equity Contracts
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from fluctuations in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-USD denominated businesses, international operations, and investments. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company, from time to time, uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
As of both December 31, 2022 and December 31, 2021, the Company had no outstanding contracts where it has written credit protection on any single name reference. The Company has also written credit protection on certain index references with notional amounts of $4,873 million and $1,935 million, reported at fair value as a liability of $46 million and an asset of $59 million as of December 31, 2022 and 2021, respectively. As of December 31, 2022, these credit derivatives’ notionals had the following NAIC ratings: $49 million in NAIC 1, $4,564 million in NAIC 3, and $260 million in NAIC 6. As of December 31, 2021, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $1,500 million in NAIC 3, and $385 million in NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.

The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have matured, while the credit protection on the index reference has a maturity of less than 25 years. These credit derivatives are accounted for as RSATs.
In addition to writing credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of both December 31, 2022 and 2021, the Company had no outstanding contracts where it had purchased credit protection.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $385 million and $1,941 million as of December 31, 2022 and 2021, respectively.
The net fair value of securities pledged as collateral by the Company was $217 million and $175 million as of December 31, 2022 and 2021, respectively.
The table below depicts the derivatives owned by the Company as of December 31, 2022 and 2021:

	Derivatives Financial Instruments
	December 31, 2022			December 31, 2021
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$1,903	$18	$18	$2,356	$99	$99
Liabilities	$236	$5	$5	$229	$21	$21
Swaps:
Assets	41,091	3,971	4,218	37,670	3,549	4,115
Liabilities	31,990	2,411	2,625	26,110	1,674	1,641
Forwards:
Assets	2,254	25	137	3,193	56	87
Liabilities	4,490	265	406	2,997	35	105
Futures:
Assets	1,971	5	3	4,663	5	58
Liabilities	4,363	—	19	1,259	—	3
Totals:
Assets	$47,219	$4,019	$4,376	$47,882	$3,709	$4,359
Liabilities	$41,079	$2,681	$3,055	$30,595	$1,730	$1,770
Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2022:

Fiscal Year	Premium Payments Due
2023	$—
2024	25
2025	—
2026	—
Thereafter	—
Total Future Settled Premiums	$25

	December 31, 2022	December 31, 2021
	(in millions)
Undiscounted Future Premium Commitments	$25	$55
Derivative Fair Value With Premium Commitments	(17)	1
Derivative Fair Value Excluding Impact of Future Settled Premiums	8	56

The table below summarizes the applicable excluded component data as of December 31, 2022:

Type of Excluded Component	Current Fair Value	Recognized Unrealized Gain/Loss	Fair Value Reflected in BACV	Aggregate Amount Owed at Maturity	Current Year Amortization	Remaining Amortization
(in millions)
Time Value	N/A	N/A	N/A
Intrinsic Value	N/A	N/A	N/A
Cross Current Basis Spread	N/A	N/A	N/A
Forward Points	$(54)	$—	$—	$(328)	$(3)	$(318)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

9.    INCOME TAXES

The application of SSAP 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2022 and 2021.
9A.     The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$7,003	$332	$7,335	$4,471	$145	$4,616	$2,532	$187	$2,719
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	7,003	332	7,335	4,471	145	4,616	2,532	187	2,719
DTA Nonadmitted	1,538	95	1,633	342	—	342	1,196	95	1,291
Subtotal (Net Admitted Adjusted Gross DTA)	5,465	237	5,702	4,129	145	4,274	1,336	92	1,428
DTL	3,653	191	3,844	2,015	310	2,325	1,638	(119)	1,519
Net Admitted DTA	$1,812	$46	$1,858	$2,114	$(165)	$1,949	$(302)	$211	$(91)

	December 31, 2022	December 31, 2021
	(in millions)
Change in Net DTA	$1,200	$132
Less: Change in Net DTL on unrealized (gains)/losses	307	(165)
Less: Shared based payment adjustment	—	—
Less: Other deferred booked to surplus	284	—
Change in net deferred income tax	$609	$297

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The components of the admission calculation are as follows:

	December 31, 2022			December 31, 2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$46	$46	$—	$41	$41	$—	$5	$5
Admitted pursuant to 11.b. (Realization)	1,813	—	1,813	1,909	—	1,909	(96)	—	(96)
Realization per 11.b.i	4,363	—	4,363	1,909	—	1,909	2,454	—	2,454
Limitation per 11.b.ii			1,813			2,562			(749)
Admitted pursuant to 11.c	3,652	191	3,843	2,220	104	2,324	1,432	87	1,519
Total Admitted pursuant to SSAP No. 101	$5,465	$237	$5,702	$4,129	$145	$4,274	$1,336	$92	$1,428

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2022	December 31, 2021
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	690.27%	839.94%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$16,954	$22,463

	December 31, 2022		December 31, 2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$7,003	$332	$4,471	$145	$2,532	$187
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	5,465	237	4,129	145	1,336	92
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company's tax-planning strategies do not include the use of reinsurance.

9B.     Deferred tax liabilities not recognized:
There were no deferred tax liabilities that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

9C.     Current income taxes incurred consist of the following major components as of December 31:
Current Income Tax:

				Change	Change
	2022	2021	2020	2022-2021	2021-2020
	(in millions)
Federal	$953	$588	$27	$365	$561
Foreign	3	3	3	—	—
Subtotal	956	591	30	365	561
Federal income tax on net realized capital gains (losses)	(226)	28	59	(254)	(31)
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$730	$619	$89	$111	$530

DTAs Resulting from Book/Tax Differences:

	2022	2021	Change
	(in millions)
Ordinary:
Insurance Reserves	$2,361	$2,130	$231
Policyholder Dividends	218	208	10
Deferred Acquisition Costs	463	503	(40)
Employee Benefits	628	720	(92)
Invested Assets	3,155	710	2,445
Nonadmitted Assets	118	119	(1)
Other Deferred Tax Assets	60	82	(22)
Subtotal	7,003	4,472	2,531
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,538	342	1,196
Total admitted ordinary DTA	5,465	4,130	1,335
Capital:
Invested Assets – Bonds, Stocks, & Other	174	144	30
Unrealized Capital (Gains)/Losses	158	—	158
Subtotal	332	144	188
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	95	—	95
Total admitted capital DTA	237	144	93
Total admitted DTA (Ordinary and Capital)	$5,702	$4,274	$1,428

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

DTLs Resulting from Book/Tax Differences:

	2022	2021	Change
	(in millions)
Ordinary:
Insurance Reserves	$761	$870	$(109)
Invested Assets - Derivatives & Other	2,653	752	1,901
Unrealized Capital (Gains)/Losses	199	332	(133)
Other	40	61	(21)
Subtotal	3,653	2,015	1,638
Capital:
Invested Assets - Bonds, Stocks, & Other	191	310	(119)
Subtotal	191	310	(119)
Total DTLs	$3,844	$2,325	$1,519

Net DTAs/DTLs	$1,858	$1,949	$(91)

9D.     Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

				Change	Change
	2022	2021	2020	2022-2021	2021-2020
	(in millions)
Expected federal income tax expense	$(69)	$318	$548	$(387)	$(230)
Non taxable investment income	(148)	(84)	(62)	(64)	(22)
STAT reserve basis change	—	—	(1)	—	1
Tax credits	(47)	(36)	(47)	(11)	11
Items in equity	74	106	(35)	(32)	141
Prior year true-up	(1)	17	—	(18)	17
Deferred ceding allowance (1)	211	2	(1)	209	3
Sale of subsidiary	113	—	—	113	—
Change in law	—	4	(4)	(4)	8
Prior year audit settlement	(11)	(5)	2	(6)	(7)
Other amounts (1)	(1)	—	19	(1)	(19)
Total incurred income tax expense	$121	$322	$419	$(201)	$(97)

(1) Prior period amounts have been updated to conform to current period presentation.

Non-Taxable Investment Income - This item is primarily related to common stock earnings of subsidiaries, interest maintenance reserve (IMR) and the U.S. Dividends Received Deduction (“DRD”). The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $22 million of the total $148 million of 2022 non-taxable investment income and $21 million of the total $84 million of 2021 non-taxable investment income. The DRD for the current period was estimated using information from 2021, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. The remaining $126 million of tax benefit for 2022 is driven by $60 million related to common stock earnings of subsidiaries, $53 million of IMR deferred and amortized for book but not for tax, $16 million of tax-exempt interest, and other adjustments. For 2021, $63 million of tax benefit is driven by $34 million related to common stock earnings of subsidiaries, $16 million of tax-exempt interest, and other adjustments such as IMR and others.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Deferred Ceding Allowance - SSAP 61R requires that any initial gains or increase in surplus resulting from reinsurance agreements be deferred. Recognition of the gain is reflected as earnings emerge from the business reinsured. The deferred gain is recognized for tax purposes on day 1 and subsequent recognition in pre-tax is reversed for tax.

Sale of Subsidiary - This line item represents the inclusion of the taxable gain on sale of PRIAC, PICA's former subsidiary, to EAICA booked to surplus.

Low-Income Housing and Other Tax Credits - These amounts include credits within the U.S. tax code for the development of affordable housing aiming at low-income Americans, as well as foreign tax credits.

Changes in Tax Law - The CARES Act - On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with NOL originating in 2020, 2019 or 2018 to carry back those losses for up to five years. With the filing of the 2020 tax return during 2021, the Company has recorded an income tax expense of $4 million to true-up the income tax benefit from carrying back the 2018 NOL.

9E.     Additional Tax Disclosures
1.The amounts, origination dates and expiration dates of operating loss and tax credit carry forwards available for tax purposes:

At December 31, 2022, the Company had no net operating loss and no tax credit carry forwards.

2.The following is income tax incurred for 2020, 2021 and 2022 that is available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(in millions)

2020	$—	$59	$59
2021	—	276	276
2022	—	—	—
Total	$—	$335	$335

3.The aggregate amount of deposits admitted under IRC § 6603 is $0.

9F.     The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company’s unrecognized tax benefits were $8 million, $8 million and $17 million for the years ended December 31, 2022, 2021 and 2020, respectively. The Company cannot predict with reasonable accuracy whether there will be any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2022, 2021 and 2020 the Company recognized $1 million, $1 million and $1 million, respectively, in the statement of operations and in the statement of financial positions for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2022 are 2014 through 2022.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

9G.    The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Pruco Life Insurance Company of NJ
Braeloch Holdings, Inc.	Prudential Annuities Distributors, Inc.
Braeloch Successor Corporation	Prudential Annuities Holding Co, Inc
Capital Agricultural Property Services, Inc.	Prudential Annuities Information Services & Technology Corporation
Colico II, Inc.	Prudential Annuities Life Assurance Corporation
Colico, Inc.	Prudential Annuities, Inc.
Dryden Arizona Reinsurance Term Company	Prudential Arizona Reinsurance Captive Co.
Gibraltar International Insurance Services Company Inc.	Prudential Arizona Reinsurance Term Company
Gibraltar Universal Life Reinsurance Company	Prudential Arizona Reinsurance Universal Co.
Global Portfolio Strategies, Inc.	Prudential Bank & Trust, FSB
Graham Resources, Inc.	Prudential Financial, Inc. (Parent)
Graham Royalty, Ltd.	Prudential IBH Holdco, Inc.
Lotus Reinsurance Company Ltd.	Prudential International Insurance Holding, Ltd.
Orchard Street Acres Inc	Prudential Legacy Insurance Company of New Jersey
PGIM Foreign Investment, Inc.	Prudential Retirement Insurance and Annuity Company
PGIM International Financing Inc	Prudential Securities Secured Financing Corporation
PGIM Private Placement Investors, Inc.	Prudential Structured Settlement Company
PGIM Real Estate Finance Holding Company	Prudential Term Reinsurance Company
PGIM Real Estate Loan Services, Inc.	Prudential Trust Company
PGIM REF Intermediary Services Inc	Prudential Universal Reinsurance Company
PGIM Strategic Investments, Inc.	SMP Holdings, Inc.
PGIM Warehouse, Inc.	SVIIT Holdings, Inc.
PGIM, Inc.	TBG Insurance Services Corporation
PGLH of Delaware, Inc.	The Prudential Assigned Settlement Services, Inc.
PREI Acquisition I, Inc.	The Prudential Home Mortgage Company, Inc.
PREI Acquisition II, Inc.	The Prudential Real Estate Financial Services of America, Inc.
PREI International, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Pruco Life Insurance Company (Arizona)	Vantage Casualty Insurance Company

9H.     Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.
The Company is electing to pay the RTT liability under the permitted installments over 8 years. The Company made a $0.4 million payment in both 2021 and 2022 and expects to pay $3 million during the next three years to satisfy the RTT liability.

9I.     The Company did not have AMT credit carryforward as of December 31, 2021 and December 31, 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
10A.     The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2022 and 2021.
10B.    The Company reported a receivable from parents, subsidiaries and affiliates of $291 million and $354 million at December 31, 2022 and 2021, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $495 million and $155 million at December 31, 2022 and 2021, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.
10C.    The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

The Company pays commissions and certain other fees to its affiliate, Prudential Annuities Distributors, Inc. (“PAD”), in consideration for PAD's marketing and underwriting of the Company's products. Commission expenses for December 31, 2022 and December 31, 2021 were $3 million and $5 million, respectively.

The Company has a revenue sharing agreement with PGIM Investments LLC (“PGIM Investments”) whereby the Company receives fee income based on policyholders' separate account balances invested in the Prudential Series Fund. Income received from PGIM Investments related to this agreement was $33 million and $16 million for December 31, 2022 and December 31, 2021, respectively.

The Company has a service agreement with PGIM, Inc. whereby PGIM performs investment advisory services. Investment advisory fees paid to PGIM, Inc. from the Company under affiliated agreements were $272 million and $302 million for December 31, 2022 and December 31, 2021, respectively.

10D.    Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2022:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$517	S2	10/18/2022	$586	N	I
Colico, Inc.	100%	2,003	S2	10/18/2022	2,298	N	I
Orchard Street Acres Inc.	100%	1,034	S2	10/18/2022	1,283	N	I
Prudential Realty Securities, Inc. (Common)	100%	553	S2	10/18/2022	529	N	I
Prudential Realty Securities, Inc. PFD	50%	—	S2	10/18/2022	—	N	I
PGIM Loan Originator	73%	227	S2	11/16/2022	165	N	I
Prudential Annuities Distributors Inc.	100%	29	N/A	In Process	N/A	N/A	N/A
Total SSAP No. 97 8b(iii) Entities		$4,363			$4,861

* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial

The Company did not have an investment in an insurance SCA for which the statutory capital and surplus differed from the NAIC SAP as a result of using a permitted practice as of December 31, 2022. Please refer to Note 1 for a description of all permitted and prescribed practices.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

11.    NOTES PAYABLE AND OTHER BORROWINGS
11A.     Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2022
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
Pru Funding LLC - ST	02/17/2022	Cash	75	—	0.39%	0.39%	None	—
Pru Funding LLC - ST	04/13/2022	Cash	250	—	0.72%	0.72%	None	—
Pru Funding LLC - ST	05/04/2022	Cash	180	—	1.12%	1.12%	None	—
Pru Funding LLC - ST	05/04/2022	Cash	70	—	0.63%	0.63%	None	—
Pru Funding LLC - ST	Various	Cash	170	—	1.13%	1.13%	None	—
Pru Funding LLC - ST	Various	Cash	170	—	1.23%	1.23%	None	—
Pru Funding LLC - ST	05/09/2022	Cash	150	—	1.19%	1.19%	None	—
Pru Funding LLC - ST	05/13/2022	Cash	100	—	1.16%	1.16%	None	—
Pru Funding LLC - ST	Various	Cash	400	—	3.40%	3.40%	None	—
Pru Funding LLC - ST	11/03/2022	Cash	100	—	4.20%	4.20%	None	—
Pru Funding LLC - ST	Various	Cash	300	—	4.15%	4.15%	None	—

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2022.

December 31, 2021
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
Defined Contribution - LT	06/28/2016	Cash	116	—	3.09%	3.09%	None	3
Pru Funding LLC - ST	02/26/2021	Cash	200	—	0.22%	0.22%	None	—
Pru Funding LLC - ST	03/04/2021	Cash	100	—	0.22%	0.22%	None	—
Pru Funding LLC - ST	06/03/2021	Cash	250	—	0.16%	0.16%	None	—

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2021.

Scheduled principal repayments on debt as of December 31, 2022 are as follows: $64 million in 2023, $0 in 2024, $0 in 2025, $0 in 2026, $0 in 2027 and $0 in 2028 and beyond.

There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

11B.     Federal Home Loan Bank Funding Agreements
    The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $149 million and $81 million as of December 31, 2022 and 2021, respectively.

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2021, the 5% limitation equates to a maximum amount of pledged assets of $8.1 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $7.0 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY's discretion and to the availability of qualifying assets at the Company. As of December 31, 2022, $2.6 billion of funding agreements remain outstanding under this facility with an original maturity of seven years and rates from 1.925% to 4.510%.

The Company had pledged assets with a fair value of $3.9 billion and $1.2 billion supporting aggregate outstanding collateralized advances and collateralized funding agreements as of December 31, 2022 and 2021, respectively. Outstanding funding agreements, totaling $2.6 billion and $1.0 billion are included in “Deposit-type contracts” as of December 31, 2022 and 2021, respectively. The fair value of qualifying assets that were available to the Company but not pledged amounted to $2.2 billion and $3.7 billion as of December 31, 2022 and 2021, respectively.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2022	December 31, 2021
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	31	33
Activity Stock	118	47
Excess Stock	—	—
Aggregate Total	$149	$80
Actual or estimated Borrowing Capacity as Determined by the Insurer	$6,954	$6,859

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2022
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	31	—	31	—	—	—

December 31, 2021
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	33	—	33	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

     Collateral Pledged to FHLBNY
Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	(in millions)
Total Collateral Pledged as of 12/31/2022	$3,945	$3,161	$2,619
Total Collateral Pledged as of 12/31/2021	1,209	1,154	1,047

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2022	$3,945	$3,161	$2,619
Total Collateral Pledged as of 12/31/2021	2,179	2,046	1,782

Borrowing from FHLBNY
Amount as of the dates indicated:

	December 31, 2022		December 31, 2021
	Total	Funding Agreements Reserves Established	Total	Funding Agreements Reserves Established
	(in millions)
Debt	$—		$—
Funding Agreements (1)	2,619	2,628	1,047	1,050
Other	—		—
Aggregate Total	$2,619	$2,628	$1,047	$1,050

(1) Revised to correct amounts reported in the 2022 annual statement.

Maximum Amount during period ended December 31, 2022:

Total
(in millions)
Debt	$—
Funding Agreements (1)	2,619
Other	—
Aggregate Total	$2,619

(1) Revised to correct amounts reported in the 2022 annual statement.

FHLBNY - Prepayment Obligations as of December 31, 2022:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

12.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS
12A.    The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. For some employees, benefits are based on final average earnings and length of service (the “traditional formula”), while benefits for other employees are based on an account balance that takes into consideration age, length of service and earnings during their career (the “cash balance formula”). At December 31, 2022, approximately 89% of the Company’s Pension Benefits relate to its domestic qualified pension plan, which initially determined benefits based on the traditional formula. Effective January 1, 2001, active domestic employees covered under this plan were given the option to convert from the traditional formula to the cash balance formula, and all new domestic employees began accruing benefits under the cash balance formula. As of December 31, 2022, approximately 68% and 32% of the benefit obligation under this plan relates to participants under the traditional formula (including all retirees who are receiving an annuity payment) and cash balance formula, respectively. At December 31, 2022, the vast majority of active employees under this plan are accruing benefits under the cash balance formula.
The Company provides certain health care and life insurance benefits for its retired employees, their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees are eligible to receive Other Postretirement Benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company modified the Retiree Medical Savings Account (“RMSA”) program, one of the components of Other Postretirement Benefits, in 2022. The RMSA program is no longer offered to employees hired or rehired on or after January 1, 2022, while active employees no longer receive service credits after September 1, 2022 and retirees no longer receive interest credits after December 31, 2022. In addition, effective January 1, 2023, the Company expanded the permitted uses of the RMSA by retirees and added a 25-year time limit for retirees to utilize the RMSA.

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)     Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2022	2021	2022	2021
	(in millions)
Benefit obligation at the beginning of year	$(11,533)	$(11,991)	$(1,379)	$(1,405)
Service cost	(174)	(209)	(40)	(44)
Interest cost	(368)	(303)	(44)	(36)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	2,709	302	290	(2)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	695	668	92	109
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	42	—	2	(1)
Benefit obligation at end of year	$(8,629)	$(11,533)	$(1,079)	$(1,379)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Postretirement Benefits:

	Overfunded		Underfunded
	2022	2021	2022	2021
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(1,734)	$(1,989)
Service cost	—	—	(9)	(23)
Interest cost	—	—	(54)	(47)
Contributions by plan participants	—	—	(27)	(23)
Actuarial gain (loss)	—	—	343	60
Foreign currency exchange rate changes	—	—	1	—
Benefits paid	—	—	183	172
Plan amendments	—	—	—	121
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(8)	(5)
Benefit obligation at end of year	$—	$—	$(1,305)	$(1,734)

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2022	2021	2022	2021
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(56)	$(65)
Service cost	—	—	(44)	(43)
Interest cost	—	—	(1)	(1)
Contributions by plan participants	—	—	(10)	(13)
Actuarial gain (loss)	—	—	12	(1)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	51	67
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(48)	$(56)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

(2)    Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2022	2021	2022	2021	2022	2021
	(in millions)
Fair value of plan assets at the beginning of year	$14,672	$14,288	$1,572	$1,544	$23	$49
Actual return on plan assets	(1,803)	1,053	(275)	170	(3)	—
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	92	109	9	7	40	51
Plan participants’ contributions	—	—	27	23	11	13
Benefits paid	(787)	(778)	(184)	(172)	(51)	(90)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$12,174	$14,672	$1,149	$1,572	$20	$23

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2022	2021	2022	2021
	(in millions)
Components
Prepaid benefit costs	$5,903	$5,707	$—	$—
Overfunded plan assets	(2,358)	(2,568)	—	—
Accrued benefit cost	(1,253)	(1,219)	96	55
Liability for benefits	174	(160)	(252)	(218)

Assets and liabilities recognized
Assets (nonadmitted)	3,545	3,139	—	—
Liabilities recognized	(1,079)	(1,379)	(156)	(163)
Unrecognized liabilities	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

(4)    Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:
Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2022	2021	2020	2022	2021	2020	2022	2021	2020
	(in millions)

Service cost	$213	$253	$233	$9	$24	$21	$44	$43	$56
Interest cost	412	339	407	55	46	62	1	1	1
Expected return on plan assets	(871)	(804)	(775)	(100)	(100)	(98)	3	—	(3)
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	160	301	341	8	19	20	(12)	1	(5)
Prior service cost or credit	5	6	6	(7)	16	11	—	—	—
Gain or loss recognized due to a settlement or curtailment	11	1	7	(2)	—	—	—	—	—
Total net periodic benefit cost	$(70)	$96	$219	$(37)	$5	$16	$36	$45	$49

(5)    Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2022	2021	2022	2021
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$3,235	$4,091	$196	$482
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	(7)	—	5	—
Net prior service cost or credit recognized	(5)	(6)	8	(16)
Net gain and loss arising during period	(371)	(548)	31	(251)
Net gain and loss recognized	(161)	(302)	(8)	(19)
Items not yet recognized as a component of net periodic benefit cost - current year	$2,691	$3,235	$232	$196

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

(6)    Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2022	2021	2022	2021
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	60	73	(40)	(53)
Net recognized gains and losses	2,631	3,162	272	250

(7)    On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2022	2021	2020
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2022, 2021 and 2020:
Discount rate	2.85%	2.55%	3.30%
Expected long-term rate of return on plan assets	6.00%	5.75%	6.00%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate	4.25%	4.25%	4.30%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2022, 2021 and 2020:
Discount rate	5.45%	2.85%	2.55%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate	4.25%	4.25%	4.25%

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2022, 2021 and 2020 are discount rates of 2.75%, 2.40% and 3.25%, respectively, and expected long-term rate of return on plan assets of 7.00%, 6.75% and 6.75%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2022, 2021 and 2020 are discount rates of 5.55%, 2.75% and 2.40%, respectively.

(8)    The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2022 and 2021, was $9,285 million and $12,111 million, respectively.
(9)    For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2022	2021	2020
Health care cost trend rates	6.00%	6.25%	6.25%
Ultimate health care cost trend rate after gradual decrease until 2030	4.75%	4.50%	4.50%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

(10)    The expected future benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Years	Amount

(in millions)
2023	$854
2024	868
2025	894
2026	920
2027	931
2028-2032	4,583

(11)    The Company anticipates that it will make cash contributions in 2023 of $85 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.
(12)    There were no purchases of annuity contracts in 2022 and 2021.
(13)    The Company does not use an alternative method to amortize prior service amounts or net gains and losses.
(14)    The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.
(15)    For 2022, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination while others were provided enhanced benefits due to the sale of the Full Service Retirement business. For 2021 and 2020, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination or participation in the Voluntary Separation Program that was offered to eligible U.S.-based employees in 2019. The cost associated with these benefits for 2022, 2021 and 2020 was $7 million, $1 million and $7 million, respectively.
(16)    There were no pension plan amendments in 2022 and 2021.
There were postretirement plan amendments of $0 million and $121 million in 2022 and 2021, respectively.
(17)    Refer to Funded Status disclosure in Note 12A(3).
12B.    The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2022 are as follows:

	Pension Investment		Postretirement Investment
	Policy Guidelines		Policy Guidelines
	2022		2022
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	3%	7%	36%	78%
International Stocks	3%	9%	2%	25%
Bonds	44%	60%	9%	44%
Short-Term Investments	0%	14%	0%	24%
Real Estate	3%	19%	0%	0%
Other	5%	37%	0%	0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Assets held with a bank are either in common/collective trusts or single client trusts. Pooled separate accounts and common/collective trusts hold assets for multiple investors. Each investor owns a “unit of account.” The asset allocation targets above include the underlying asset mix in the Pooled Separate Accounts and Common/Collective Trusts. Single client separate accounts or trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2022 and 2021 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The unit of account value is used as a practical expedient to estimate fair value.

Equities - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset values (“NAV”), which is the closing price published by the registered investment company on the reporting date.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments. The variable life insurance policies are valued at contract value which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

12C.
(1)    Fair Value Measurements of Pension Plan Assets as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	406	—	406
U.S. government securities (state & other)	—	375	—	375
Non U.S. government securities	—	13	—	13
Corporate Debt:
Corporate bonds	—	2,481	—	2,481
Asset-backed	—	46	—	46
Collateralized mortgage obligations	—	473	—	473
Collateralized loan obligation	—	650	—	650
Interest rate swaps (1)	—	11	—	11
Registered investment companies	65	—	—	65
Other (2)	17	—	65	82
Subtotal-Bonds	82	4,455	65	4,602
Real Estate:
Partnerships	—	—	1,004	1,004
Other:
Partnerships	—	—	1,713	1,713
Hedge funds	—	—	1,455	1,455
Subtotal-Other	—	—	3,168	3,168
Net assets in the fair value hierarchy	$82	$4,455	$4,237	$8,774

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,321
Common/collective trusts				1,079
Net assets at fair value				$12,174

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Fair Value Measurements of Pension Plan Assets as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	1,081	—	1,081
U.S. government securities (state & other)	—	518	—	518
Non U.S. government securities	—	21	—	21
Corporate Debt:
Corporate bonds	—	3,586	—	3,586
Asset-backed	—	23	—	23
Collateralized mortgage obligations	—	570	—	570
Collateralized loan obligation	—	502	—	502
Interest rate swaps (1)	—	(1)	—	(1)
Registered investment companies	85	—	—	85
Other (2)	11	4	42	57
Subtotal-Bonds	96	6,304	42	6,442
Real Estate:
Partnerships	—	—	998	998
Other:
Partnerships	—	—	1,800	1,800
Hedge funds	—	—	1,304	1,304
Subtotal-Other	—	—	3,104	3,104
Net assets in the fair value hierarchy	$96	$6,304	$4,144	$10,544

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,521
Common/collective trusts				1,607
Net assets at fair value				$14,672

1.Interest rate swaps notional amount is $1,373 million and $433 million for the years ended December 31, 2022 and 2021, respectively.
2.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
3.The Pension plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

(2)    Fair Value Measurements of Postretirement Plan Assets as of December 31, 2022:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	50	—	—	50
Net assets in the fair value hierarchy	$50	$—	$—	$50

Investments Measured at Net Asset Value, as a practical expedient (2)
Common trusts				189
Net assets at fair value				239
Variable life insurance policies at contract value				910
Total net assets				$1,149

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	114	—	—	114
Net assets in the fair value hierarchy	$114	$—	$—	$114

Investments Measured at Net Asset Value, as a practical expedient (2)
Common trusts				294
Net assets at fair value				408
Variable life insurance policies at contract value				1,163
Total net assets				$1,571

1.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
2.The Postretirement plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value.

12D.    The domestic discount rate used to value the pension and postretirement obligations at December 31, 2022 and 2021 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 420 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2022 and 2021. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.
The pension and postretirement expected long-term rates of return on plan assets for 2022 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2021. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, expenses, the effect of active management and the effect of rebalancing.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.
The Company applied the same approach to the determination of the expected rate of return on plan assets in 2023. The expected rate of return for 2023 is 7.50% and 7.75% for pension and postretirement, respectively.

12E.    The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2022, 2021 and 2020. The matching contributions by the Company included in “Other expenses (benefits)” are $77 million, $80 million and $82 million for 2022, 2021 and 2020, respectively.

12F.    The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.    The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/ holding company.

12H.     Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.    The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments:

Years	Other Postretirement Benefits
(in millions)
2023	148
2024	149
2025	149
2026	143
2027	135
2028-2032	544
Total	$1,268

12J.    Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2022, 2021 and 2020, include allocated costs of $0 million, $0 million and $3 million, respectively, associated with employee stock options and $90 million, $101 million and $91 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS
(A)    The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2022. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.
(B)    New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

December 31. As of December 31, 2022, the Company’s statutory surplus was $14,049 million. For the year ended, December 31, 2022, the Company’s net gain from operations was $1,030 million.
In December 2022, the Company received a capital contribution of $430 million from its parent, PFI, including the transfer of Prudential Annuities, Inc. ("PAI") in the form of common stock. PAI was subsequently liquidated, at which time the Company assumed $183 million in underlying admitted assets. Deferred tax assets of $242 million and common stock of $5 million was non-admitted to comply with Statutory requirements.
In September 2022, the Company received a capital contribution of $1 billion from its parent, PFI.
In June 2022, the Company recorded a reduction to paid in capital of $500 million for the elimination of a K-note. The Company, in turn, reduced its holdings in PRIAC through common stock.
In June 2022, the Company received a capital contribution of $19 million from its parent, PFI.
In April 2022, the Company paid a dividend of $2.4 billion to its parent, PFI, of which $1.7 billion was an extraordinary dividend and $0.7 million was an ordinary dividend. The dividend was recorded as dividend to stockholders. The extraordinary dividend was approved by the State of New Jersey.
In March 2022, the Company received a $17 million capital contribution from its parent, PFI, in the form of state tax credits. The Company, in turn, contributed $7 million of state tax credits to its insurance subsidiary, Pruco Life.
In February 2022, the Company contributed its $140 million investment in a former subsidiary, Lotus Re, to its parent, PFI. This transaction was recorded as a dividend to stockholders.
In December 2021, the Company received a $451 million capital contribution from its parent, PFI, in the form of cash and invested assets. The Company, in turn, contributed $451 million of cash and invested assets to its insurance subsidiary, Pruco Life.

In December 2021, the Company paid an ordinary dividend of $1.1 billion to its parent, PFI. The dividend was recorded as dividend to stockholders.

In June 2021, the Company received a $3.8 billion capital contribution from its parent, PFI, in the form of cash and invested assets. The Company, in turn, contributed $3.8 billion of cash and invested assets to its insurance subsidiary, Pruco Life.

In March 2021, the Company received a $15 million capital contribution from its parent, PFI, in the form of state tax credits. The Company, in turn, contributed $6 million of state tax credits to its insurance subsidiary, Pruco Life.

In December 2020, the Company paid an ordinary dividend of $500 million to its parent, PFI. The dividend was recorded as dividend to stockholders.

(C)    The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.
(D)    Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.
(E)    In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $197 million and $196 million as of December 31, 2022 and 2021, respectively.
(F)    The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $31 million and $3,931 million as of December 31, 2022 and 2021, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $6,815 million and $4,049 million as of December 31, 2022 and 2021, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

(G)    The following table provides information relating to the outstanding surplus notes as of December 31, 2022:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
($ in millions)
1	7/1/1995	8.30%	$350	N	$347	$348	$15
Totals			$350		$347	$348	$15

Item Number	Current Year Interest Expense Recognized	Life to Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal Paid	Life to Date Principal Paid	Date of Maturity
($ in millions)
1	$29	$787	—%	$—	$—	7/1/2025
Totals	$29	$787		$—	$—

Item Number	Are Surplus payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
1	N	N	N	N	Cash

Item Number	Principal Amount of assets received upon issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer (Y/N)
($ in millions)
1	$338	$338	N
Totals	$338	$338

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated, an affiliate, pursuant to SSAP 25, and are administered by the Company as a registrar/paying agent. Under the agreement with external counterparties, the Company received cash proceeds from qualified institutional investors in exchange for the surplus note.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.
Effective January 1, 2015, the Company entered into a reinsurance agreement with Prudential Legacy Insurance Company (“PLIC”, “Reinsurer”), in which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

a newly established statutory guaranteed separate account. The following information describes the financing arrangement between the Reinsurer and the external counterparties.

The Reinsurer issued a surplus note in the aggregate principal amount of $100 million on November 20, 2019 pursuant to, and is made subject to the terms of, the Amended and Restated Surplus Note Purchase Agreement, dated August 1, 2019, by and between the Reinsurer, the issuer, and Essex LLC, an affiliate. In March 2020, the Reinsurer executed an increase of outstanding notes by $800 million resulting in cumulative outstanding notes of $900 million. Under the agreement with external counterparties, the Reinsurer received credit-linked notes issued by Essex LLC in exchange for the surplus note. On December 30, 2020, the Reinsurer executed a principal redemption in the amount of $500 million and subsequently executed another principal redemption in the amount of $300 million on March 30, 2021. Under the agreement with external counterparties the Company, the issuer, redeemed credit-linked notes issued by Essex LLC, an affiliate. In December 2022, the Reinsurer executed an increase of outstanding notes by $200 million. Under the agreement with external counterparties, the Reinsurer received a $200 million increase in credit-linked notes issued by Essex LLC in exchange for the increase in surplus notes. As of December 31, 2022, $300 million of these notes remain outstanding. The Reinsurer can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event. Upon such event, the surplus note issuer would monetize the amount of credit-linked notes equal to the amount needed to cure the triggering event which would be provided by external counterparties. At this point, the outstanding principal on the asset would be less than the outstanding principal on the surplus note outstanding. Under the agreements, the external counterparties have agreed to fund any such payments under the credit-linked notes in return for the receipt of fees.

Under these transactions, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2022, 100% of interest payments are offset solely due to administrative offsetting. Administrative offsetting occurs throughout the duration of the surplus note agreement which eliminates or reduces the exchange of cash or assets that would normally occur. As of December 31, 2022, $37 million of interest payments have been remitted.

Assets purchased from the proceeds of the surplus notes were credit-linked notes with an NAIC designation of 1. The book adjusted carrying value of these assets are $300 million as of December 31, 2022. The fair value of the credit-linked notes received is the greater of a liquidity event price, optional prepayment price, or sale price. Given that there is a disposition option under which the credits linked notes provide liquidity for their full par price, the carrying value is deemed to approximate the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

14.    CONTINGENCIES
14A.     Contingent Commitments

In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.
1)On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1. As of December 31, 2022 and 2021, the tangible net worth of Pru Funding was $40 million and $35 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. The Company’s maximum potential exposure under this agreement was estimated to be $1 million as of December 31, 2022. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)On December 13, 2005, the Company has entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agrees to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2022 and 2021, the net capital of Pruco Securities was $147 million and $126 million, respectively. On March 20, 2015, the Company paid the maximum amount payable under the guarantee agreement of $10 million to Pruco Securities to maintain the subsidiary’s debt to capital ratio. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, PALAC. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is $225 million. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 5, 2025.

7)The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2022. The maximum exposure is $1 billion as of December 31, 2022.

8)Metro Retail is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Citizens, N. A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 20, 2024. The property was sold and the loan was paid in full on September 23, 2022. The environmental indemnity remains in effect until September 23, 2023.

9)Thurloe Commercial Guernsey Limited is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 24, 2023.

10)The Company is the sole member of GA 1600 Commons LLC. GA 1600 Commons LLC has issued a guarantee in relation to the acquisition of 1600 Commons, a real estate investment directly owned by GA 1600 Commons LLC. The guarantee is issued to the senior mortgage lender, New York Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the terms of the mortgage, which has a debt maturity of July 10, 2027.

11)PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $2.5 billion as of December 31, 2022, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

12)The Company has entered into a joint venture agreement relating to Gibraltar BSN Holdings SDN BHD (the “BSN JV”) with its joint venture partner setting out their respective rights and obligations with respect to the BSN JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the BSN JV, based on their respective ownership percentages in the BSN JV, if determined by the BSN JV’s Board of Directors to be necessary to (i) fund payments under the agreement pursuant to which the BSN JV acquired an insurance operating subsidiary, (ii) comply with applicable law concerning minimum capital, solvency or similar requirements, or (iii) execute the business plan or capital plan of the BSN JV or for any other reasonable business purpose, provided that until approximately year end 2023 such contributions under this clause (iii) are limited to each party’s pro-rata share of 188.4 million Malaysian Ringgit. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

13)The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$1	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	$225	No payments required since inception.
7	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
8	Guarantee related to Metro Retail Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
9	Guarantee related to Thurloe Commercial Guernsey Limited	$—	Common Stock, Page 3	(b)	No payments required since inception.
10	Guarantee related to 1600 Commons LLC	$—	Real Estate, Page 3	(b)	No payments required since inception.
11	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$2,495	No payments required since inception.
12	Guarantee related to Gibraltar BSN Holdings SDN BHD	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
13	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

(a) Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.
(b) No limitation on the maximum potential future payments under guarantee.
(c) No current remaining obligations are held by the supported entity related to assignment agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

	2022	2021
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$3,721	$4,474
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	3,721	4,474
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other		—
Total	$3,721	$4,474

14B.     Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. The assessments are expected to be paid out over a number of years. As of both December 31, 2022 and 2021, the total amount of the liability related to guaranty fund assessments was $26 million. As of December 31, 2022 and 2021, the Company also held a related asset of $33 million and $35 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration. Penn Treaty is an entity that wrote long-term care contracts. The liability and related asset for premium tax credits held related to the Penn Treaty insolvency does not have a material financial effect for the Company.
Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2021	$35
Decreases in December 31, 2022:
Premium tax offsets utilized	2
Increases in December 31, 2022:
Additional premium tax offsets applied	—
Assets recognized from paid and accrued premium tax offsets as of December 31, 2022	$33

14C.     Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $6 million for the year ended December 31, 2022, to settle less than 50 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

14D.         Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings related to aspects of the Company's businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Individual Annuities, Individual Life and Group Insurance
Moreland, Socorro v. PICA, et al.
In June 2020, a putative class action complaint entitled Socorro Moreland v. The Prudential Insurance Company of America; Pruco Life Insurance Company, was filed in the United States District Court for the Northern District of California, alleging that the Company failed to comply with California laws requiring that life insurance policies issued and delivered in California: (i) provide for a 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide a 30 day written notice of pending lapse; and (iii) notify policyowners of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California law, breach of contract, unfair competition, and bad faith violation of the implied covenant of good faith and fair dealing, and seeks unspecified damages, declaratory and injunctive relief. In August 2020, defendants filed an answer to the complaint and a motion to stay the action pending the California Supreme Court’s decision, in McHugh v. Protective Life Insurance, on the question of whether the California lapse statutes apply to policies that were in force when the statutes went into effect on January 1, 2013, or solely to policies issued after that date. The Moreland court granted defendants’ motion to stay in October 2020. Subsequently, in August 2021, the California Supreme Court in McHugh determined that the California lapse statutes apply to policies that were in force as of January 1, 2013. In October 2021, the Moreland court lifted the stay order. In December 2022, plaintiff filed a motion for class certification.
Escheatment Litigation
Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department. In December 2020, the New York Supreme Court, First Department, reversed and vacated the judgment of the trial court and granted leave to plaintiff to file a third amended complaint. In March 2021, the plaintiff filed a third amended complaint asserting claims against all defendants for violation of the New York False Claims Act, and seeking injunctive relief, compensatory and treble damages, attorneys’ fees and costs. In January 2023, the plaintiff filed a Fourth Amended Complaint.
Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint. In September 2020, plaintiff filed an amended complaint and added as individual defendants certain PFI officers and current and former members of the Company’s Administrative Committee and Investment Oversight Committee. In December 2020, defendants filed a motion to dismiss the amended complaint. In September 2021, the court granted defendants’ motion to dismiss the amended complaint without prejudice. In October 2021, plaintiff filed a second amended complaint asserting claims against defendants under the Employee Retirement Income Security Act of 1974 for breach of fiduciary duty, prohibited transactions and failure to monitor fiduciaries. The second amended complaint seeks declaratory, injunctive and equitable relief, unspecified damages, attorneys’ fees and costs. In December 2021, defendants filed a motion to dismiss the second amended complaint. In August 2022, the court: (i) dismissed, with prejudice, the breach of the fiduciary duty of loyalty and prohibited transaction claims based on the inclusion of Prudential-affiliated funds in the Plan's investment options; (ii) dismissed, without prejudice, the breach of fiduciary duty claims based on certain alleged underperforming Plan funds; and (iii) denied the motion

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

to dismiss plaintiffs' claims for breach of the fiduciary duties of prudence and to monitor other fiduciaries, based on alleged delays in removing other alleged underperforming funds. In September 2022, plaintiff filed a third amended complaint asserting claims for breach of duty of prudence and to monitor fiduciaries, and in October 2022, defendants filed their answer to the third amended complaint.
Regulatory Matters
Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

15.    LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2022, future minimum lease payments under non-cancelable operating leases are estimated as follows:

Year (1)	Minimum aggregate rental commitments
(in millions)
2023	$57
2024	51
2025	43
2026	19
2027	13
Thereafter	23
Total	$206
(1) Revised to correct amounts reported in the 2022 annual statement.
Rental expense, net of sub-lease income, incurred for the years ended December 31, 2022, 2021 and 2020 was $55 million, $64 million and $71 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2022		2021
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$—	$—	$4	$4
Ordinary - Renewal Business	2,608	2,609	2,694	2,695
Group Life	357	357	294	294
Group Annuity	725	725	761	761
Total	$3,690	$3,691	$3,753	$3,754

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

17.    OTHER DISCLOSURES AND UNUSUAL ITEMS
Other disclosures
Effective January 1, 2022, the Company reinsured a closed block of Variable Universal Life (“VUL”) business to Lotus Reinsurance Company Ltd. (“Lotus Re”), an affiliated Class E Bermuda insurance company. During the first quarter, PFI has repositioned Lotus Re from being a wholly owned subsidiary of Prudential Insurance to being a wholly owned subsidiary of Prudential International Insurance Holdings (“PIIH”). On the effective date of the reinsurance agreement, the Company ceded to Lotus Re approximately $2 billion in general account reserves under coinsurance and approximately $12 billion in separate account reserves under Modco. For the Modco component of the reinsurance agreement, the initial Modco transaction was reported on a net basis in the Company’s financial statements.

On July 21, 2021, PFI entered into an agreement with EAICA (formerly known as Great-West Life and Annuity Insurance Company) pursuant to which PFI agreed to sell to EAICA its Full Service Retirement business written by the Company and its former Connecticut subsidiary, PRIAC, primarily through a combination of (i) the sale of all outstanding equity interests of certain legal entities, including PRIAC; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/or novation of certain in-scope contracts and brokerage accounts. The transaction closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions. The Company recorded a gain of $488 million on the transaction that is reflected in the 2022 financial statements. Please see Note 7 for additional information on the reinsurance agreement implemented as a result of the sale.

The agreement pertains exclusively to the Full-Service business written by the Company and EAIC and therefore excludes any contractual rights and obligations, assets, liabilities and surplus associated with any non-Full-Service business written by the Company and EAIC (the “Excluded Business”). This population of Excluded Business primarily consists of the Company’s and EAIC’s Institutional Investment Products which includes Longevity Risk Transfer (“LRT” business) products, Guaranteed Cost and Pripar contracts (“PRT” business) and certain separate accounts.

In order to exclude these assets from the sale of PRIAC, PRIAC novated to the Company, through assumption reinsurance, the rights and obligations, assets, liabilities and surplus associated with any Excluded Business prior to the close of the sale. The LRT Excluded Business was novated effective December 31, 2021. The impact of the novation on the Company was an increase in assets of $259 million, an increase in liabilities of $257 million and an increase in surplus of $1 million. The PRT and separate account components of the Excluded Business novated effective February 1, 2022 subsequent to all necessary policyholder and regulator approvals. The impact that PRT and separate account novation had on the Company upon novation in 2022 is an increase in assets of $6,835 million, an increase in liabilities of $6,769 million and an increase in surplus of $65 million.

As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to increase additional New York statutory reserves in the future. New York’s version of PBR, which became effective in January 2020, allows for modifications to the NAIC valuation model and New York’s modifications might require the Company to increase its New York Statutory Reserves. In 2022, as a result of a periodic examination, the NY DFS determined that the Company would be required to change certain Asset Adequacy Testing methodologies that may require the Company to hold additional reserves on a New York statutory basis. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

The Company is subject to an annual fee under section 9010 of the Affordable Care Act (“ACA”). This annual fee is allocated to individual health insurers based on the ratio of the amount of an entity's net premiums written for health insurance for any U.S. health risk during the preceding calendar year to the aggregate amount of health insurance for any U.S. health risk that is written during the preceding calendar year. For the years ended December 31, 2022 and December 31, 2021, the Company had health insurance premiums subject to the ACA assessment of $1 million. However, because net premiums written in 2022 were less than $25 million, no fee is required. As such, there is no expected impact to risk based capital.

The Company has, consistent with past practice, guaranteed that a minimum amount of $471 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2023, as declared by the Company’s Board of Directors.

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2022		2021
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,138	57.2%	$2,401	57.8%
Stocks	1,105	29.6%	1,396	33.6%
Mortgage loans	—	0.0%	—	0.0%
Real estate	—	0.0%	—	0.0%
Cash and short-term investments	451	12.1%	310	7.5%
Derivatives	—	0.0%	8	0.2%
Other invested assets	42	1.1%	41	1.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$85	$—	$—	$85	1.0%
At book value less current surrender charge of 5% or more (1)	83	—	—	83	0.9%
At fair value	—	—	1,487	1,487	17.0%
Total with market value adjustment or at fair value	168	—	1,487	1,655	18.9%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,145	—	—	2,145	24.6%
Not subject to discretionary withdrawal	4,935	—	—	4,935	56.5%
Total (Gross: Direct + Assumed)	7,248	—	1,487	8,735	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,247	$—	$1,487	$8,734
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$13	$—	$—	$13

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$7,054	$1,458	$—	$8,512	6.3%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,115	33,601	34,716	25.9%
Total with market value adjustment or at fair value	7,054	2,573	33,601	43,228	32.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,749	11	—	1,760	1.3%
Not subject to discretionary withdrawal	27,005	62,346	—	89,351	66.5%
Total (Gross: Direct + Assumed)	35,808	64,930	33,601	134,339	100.0%
Reinsurance ceded	8,200	—	—	8,200
Total (Net)	$27,608	$64,930	$33,601	$126,139
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value (*)	2	—	6,543	6,545	23.4%
Total with market value adjustment or at fair value	2	—	6,543	6,545	23.4%
At book value without adjustment (minimal or no charge or adjustment) (2) (*)	9,720	—	—	9,720	34.9%
Not subject to discretionary withdrawal	11,646	—	—	11,646	41.7%
Total (Gross: Direct + Assumed)	21,368	—	6,543	27,911	100.0%
Reinsurance ceded	4,538	—	—	4,538
Total (Net)	$16,830	$—	$6,543	$23,373
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

(*) Revised to correct amounts reported in the 2022 annual statement.

	2022
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$51,685	$—	$—	$51,685
Separate Accounts Annual Statement	—	64,930	41,631	106,561
Total annuity actuarial reserves and deposit liabilities	$51,685	$64,930	$41,631	$158,246

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$93	$—	$—	$93	1.0%
At book value less current surrender charge of 5% or more (1)	50	—	—	50	0.5%
At fair value	—	—	2,078	2,078	22.0%
Total with market value adjustment or at fair value	143	—	2,078	2,221	23.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,326	—	—	2,326	24.7%
Not subject to discretionary withdrawal	4,879	—	—	4,879	51.8%
Total (Gross: Direct + Assumed)	7,348	—	2,078	9,426	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,347	$—	$2,078	$9,425
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$13	$—	$—	$13

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$7,011	$1,552	$—	$8,563	6.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,475	34,732	36,207	28.3%
Total with market value adjustment or at fair value	7,011	3,027	34,732	44,770	35.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,058	11	—	2,069	1.6%
Not subject to discretionary withdrawal	26,698	54,457	—	81,155	63.4%
Total (Gross: Direct + Assumed)	35,767	57,495	34,732	127,994	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$35,767	$57,495	$34,732	$127,994
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,169	—	7,098	10,267	36.5%
Total with market value adjustment or at fair value	3,169	—	7,098	10,267	36.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	6,954	—	—	6,954	24.8%
Not subject to discretionary withdrawal	10,885	—	—	10,885	38.7%
Total (Gross: Direct + Assumed)	21,008	—	7,098	28,106	100.0%
Reinsurance ceded	4,667	—	—	4,667
Total (Net)	$16,341	$—	$7,098	$23,439
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$59,455	$—	$—	$59,455
Separate Accounts Annual Statement	—	57,495	43,908	101,403
Total annuity actuarial reserves and deposit liabilities	$59,455	$57,495	$43,908	$160,858

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	General Account
	2022			2021
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$64	$120	$160	$67	$92	$120
Universal Life	2,432	2,511	2,677	2,476	2,543	2,711
Universal Life with Secondary Guarantees	4,324	3,775	13,545	4,565	3,927	13,142
Indexed Universal Life	—	—	8	—	—	8
Indexed Universal Life with Secondary Guarantees	449	424	547	431	402	524
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance(1)	—	42,813	43,088	—	43,817	44,104
Variable Life	1,768	1,910	2,106	1,767	1,913	2,163
Variable Universal Life	1,555	1,554	1,734	1,551	1,548	1,830
Miscellaneous Reserves (1)	—	30,249	30,985	—	28,455	29,297

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			4,277			4,329
Accidental Death Benefits			517			530
Disability - Active Lives			213			217
Disability - Disabled Lives			442			482
Miscellaneous Reserves			1,654			1,345
Total (Gross: Direct + Assumed)	10,592	83,356	101,953	10,857	82,697	100,802
Reinsurance Ceded	5,885	47,715	61,625	4,471	47,067	59,664
Total (Net)	$4,707	$35,641	$40,328	$6,386	$35,630	$41,138

(1) Prior period amounts have been reclassified to conform to current presentation and revised to correct amounts reported in the annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Separate Account - Guaranteed
	2022			2021
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	1,774	1,774	1,774	1,994	1,994	1,994
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	1,774	1,774	1,774	1,994	1,994	1,994
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$1,774	$1,774	$1,774	$1,994	$1,994	$1,994

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Separate Account - Nonguaranteed
	2022			2021
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	10,497	10,495	10,497	13,704	13,701	13,704
Variable Universal Life	20,735	20,735	20,735	25,046	25,046	25,046
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	31,232	31,230	31,232	38,750	38,747	38,750
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$31,232	$31,230	$31,232	$38,750	$38,747	$38,750

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

	2022
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$40,328	$—	$—	$40,328
Separate Accounts Annual Statement	—	1,774	31,232	33,006
Total life actuarial reserves	$40,328	$1,774	$31,232	$73,334

	2021
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$41,138	$—	$—	$41,138
Separate Accounts Annual Statement	—	1,994	38,750	40,744
Total life actuarial reserves	$41,138	$1,994	$38,750	$81,882

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

20.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2022 and 2021, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate (“SOFR”), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities after netting of collateral.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Separate account assets at fair value - Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”
Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.
(1)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2022:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$161	$—	$13	$—	$174

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	789	—	—	789

Preferred stock:
Industrial and Misc	—	—	89	—	89

Common stock:
Industrial and Misc	8	149	155	—	312

Derivative assets: (b)
Currency swaps	—	321	—	—	321
Interest rate swaps	—	2,484	—	—	2,484
Total return swaps	—	15	—	—	15
Options	—	18	—	—	18
Currency forwards	—	4	—	—	4

Total Derivative assets	—	2,842	—	—	2,842

Separate account assets (a)	8,172	63,137	1,075	25,161	97,545

Total assets at fair value	$8,341	$66,917	$1,332	$25,161	$101,751

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$9	$—	$—	$9
Interest rate swaps	—	2,255	—	—	2,255
Total return swaps	—	38	—	—	38
Options	—	5	—	—	5
Currency forwards	—	84	—	—	84

Total Derivative liabilities	—	2,391	—	—	2,391

Total liabilities at fair value	$—	$2,391	$—	$—	$2,391

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$439	$—	$8	$—	$447

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	548	—	—	548

Preferred stock:
Industrial and Misc	—	—	99	—	99

Common stock:
Industrial and Misc	278	84	194	—	556

Derivative assets: (b)
Currency swaps	—	226	—	—	226
Interest rate swaps	—	2,578	—	—	2,578
Total return swaps	—	23	—	—	23
Options	—	93	6	—	99
Currency forwards	—	56	—	—	56

Total Derivative assets	—	2,976	6	—	2,982

Separate account assets (a)	12,621	76,328	1,295	24,544	114,788

Total assets at fair value	$13,338	$79,936	$1,602	$24,544	$119,420

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$32	$—	$—	$32
Interest rate swaps	—	1,391	—	—	1,391
Total return swaps	—	57	—	—	57
Options	—	21	—	—	21
Currency forwards	—	35	—	—	35

Total Derivative liabilities	—	1,536	—	—	1,536

Total liabilities at fair value	$—	$1,536	$—	$—	$1,536

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.
b.    Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

(2)    The tables below provide the following data as of December 31, 2022 and 2021:
a. Summary of the changes in fair value of Level 3 assets and liabilities.
b. The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2022	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2022

	(in millions)
Bonds:
Industrial and Misc	$8	$26	$—	$(14)	$(1)	$—	$—	$—	$(6)	$13
Preferred stock:
Industrial and Misc	99	—	—	—	(6)	19	—	(9)	(14)	89
Common stock:
Industrial and Misc	194	—	—	(1)	(5)	—	—	(33)	—	155
Derivatives	6	—	—	—	1	—	—	(7)	—	—
Separate account assets (a)	1,295	96	(50)	1	(228)	267	—	(199)	(107)	1,075
Total Assets	$1,602	$122	$(50)	$(14)	$(239)	$286	$—	$(248)	$(127)	$1,332

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2021	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2021

	(in millions)
Bonds:
Industrial and Misc	$3	$3	$(3)	$(1)	$—	$6	$—	$—	$—	$8
Preferred stock:
Industrial and Misc	2	11	—	5	19	144	—	(71)	(11)	99
Common stock:
Industrial and Misc	148	—	—	7	3	47	—	(11)	—	194
Derivatives	2	—	—	—	4	—	—	—	—	6
Separate account assets (a)	1,072	68	(95)	12	213	66	—	(27)	(14)	1,295
Total Assets	$1,227	$82	$(98)	$23	$239	$263	$—	$(109)	$(25)	$1,602

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were $2 million and $30 million as of December 31, 2022 and 2021, respectively.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were ($219) million and $3 million as of December 31, 2022 and 2021, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2022.
(3)     The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2022:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$81,195	$90,453	$161	$78,116	$2,918	$—	$—
Unaffiliated preferred stock	151	146	—	42	109	—	—
Unaffiliated common stock	312	312	8	149	155	—	—
Mortgage loans	18,156	19,814	—	—	18,156	—	—
Real estate	384	334	—	—	384	—	—
Contract loans	1,834	1,834	—	—	1,834	—	—
Cash and short-term investments	2,646	2,716	287	2,354	5	—	—
Derivative financial instruments	4,376	4,019	3	4,373	—	—	—
Other invested assets	82	78	—	61	21	—	—
Separate accounts	147,770	152,759	8,224	103,980	10,405	25,161	—
Liabilities:
Deposit-type contracts	$16,594	$16,829	$—	$14,592	$2,002	$—	$—
Notes payable and other borrowings	65	65	—	65	—	—	—
Securities sold under agreement to repurchase	3,148	3,148	—	3,148	—	—	—
Cash collateral held for loaned securities	5,076	5,076	—	5,076	—	—	—
Derivative financial instruments	3,055	2,681	19	3,036	—	—	—
Separate account liabilities-investment contracts	100,605	108,929	—	28,670	71,935	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2021:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$107,196	$97,581	$439	$103,093	$3,664	$—	$—
Unaffiliated preferred stock	168	158	—	50	118	—	—
Unaffiliated common stock	556	555	278	84	194	—	—
Mortgage loans	21,891	21,125	—	—	21,891	—	—
Real estate	594	415	—	—	594	—	—
Contract loans	2,943	2,943	—	—	2,943	—	—
Cash and short-term investments	6,473	6,540	1,821	4,339	313	—	—
Derivative financial instruments	4,359	3,709	58	4,295	6	—	—
Other invested assets	113	88	—	82	31	—	—
Separate accounts	164,989	161,305	12,666	116,352	11,427	24,544	—
Liabilities:
Deposit-type contracts	$16,338	$16,341	$—	$14,168	$2,170	$—	$—
Notes payable and other borrowings	65	65	—	65	—	—	—
Securities sold under agreement to repurchase	6,907	6,907	—	6,907	—	—	—
Cash collateral held for loaned securities	3,892	3,892	—	3,892	—	—	—
Derivative financial instruments	1,770	1,730	3	1,767	—	—	—
Separate account liabilities-investment contracts	98,677	102,795	—	38,660	60,017	—	—

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Notes payable and other borrowing - The fair value of debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2022			December 31, 2021
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

(in millions)
US treasury and obligation of US governments	$—	$—	$—	$—	$—	$—
Corporate securities	13	—	13	8	—	8
Asset-backed securities	—	—	—	—	—	—
Residential mortgage-backed securities	—	—	—	—	—	—
Equity securities	244	—	244	259	34	293

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2022
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$17	Discounted Cash Flow	Discount Rate	7%-20%
		Liquidation
		Cost

Equity Securities	$23	Market Comparables	EBITDA multiples
		Net Asset Value
		Discounted Cash Flow

	December 31, 2021
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$8	Discounted Cash Flow	Discount Rate	20%

Equity Securities	$24	Market Comparables	EBITDA multiples
		Net Asset Value
		Discounted Cash Flow

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

21.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2022, 2021 and 2020 were $124 million, $123 million and $264 million, respectively.
22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,190 million, $1,392 million and $1,118 million for the years ended December 31, 2022, 2021 and 2020, respectively. This represented 63%, 60% and 53% of the total net premiums written for group life for the years ended December 31, 2022, 2021 and 2020, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $76 million, $97 million and $45 million for the years ended December 31, 2022, 2021 and 2020, respectively. This represented 4%*, 6% and 3% of the total net premiums written for group accident and health for the years ended December 31, 2022, 2021 and 2020, respectively.

*Revised to correct percentage reported in the 2022 annual statement.

23.    PARTICIPATING POLICIES
For the period ended December 31, 2022, 2021 and 2020, premiums under individual and group accident and health participating policies were $1 million, $2 million and $2 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2022, 2021 and 2020.
For the period ended December 31, 2022, 2021 and 2020, premiums under individual life participating policies were $7 million, $8 million and $9 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of $25 million, ($18) million and ($147) million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2022, 2021 and 2020, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 60% and 61% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2022 and 2021, respectively. Approximately 40% and 39% at December 31, 2022 and 2021, respectively, of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2022 and 2021, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2022 and 2021, the Company had $2.3 billion and $2.5 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for assumed dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 26% and 25% of the reserves at December 31, 2022 and 2021, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2005 Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.
Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 72% of the individual annuity reserves at December 31, 2022 and 2021. Additional reserves are held for guaranteed minimum death and living benefits under deferred annuities. Reserves for the variable annuity contracts are determined based on the “CARVM for Variable Annuities” (“VACARVM”), which is a principal-based approach described in the VM-21.
The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
The Company adopted VM-21 requirements applicable to the 2020 NAIC Valuation Manual effective January 1, 2020. The impact of the change in the valuation basis was a benefit of $83 million which was comprised of a $72 million decrease in the final general account statutory reserve as of January 1, 2020 as well as an $11 million decrease in separate account CARVM reserve due to MODCO reinsurance. The change in valuation basis in separate account CRVM was recorded in “Other changes, (net)” on the Company's Statement of Operations and Changes in Capital and Surplus.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the maximum statutory

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

valuation interest rate appropriate for the guarantee duration of the Structured Settlement Annuity. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.
Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted contracts. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.
Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.0% to 6.75% as of December 31, 2022 and 2021. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2022 and 2021, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2022 and 2021 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 4.5% as of December 31, 2022 and 2021, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2022 and 2021 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 5.5% as of December 31, 2022 and 2021, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2020 Milliman Long Term Care Guidelines with modification for company experience for 2022 and 2021. Interest rates range from 3.0% to 4.5% as of December 31, 2022 and 2021, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table for disability years 2020 and prior and 1984 GAM mortality tables for disability year 2021 and beyond and interest rates ranging from 2.75% to 5.5%. For Disable Life Reserve, MetLife Termination Experience is used with interest rates ranging from 3.0% to 4.0% as of December 31, 2022 and 2021. For claims incurred in 2022 or prior, the rate is 3.0%.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior, the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 through 2020, and the 2013 IDI table with interest rate 3.0% for disability year 2021 and beyond. This applies to both Active life and Disable life reserves as of as of December 31, 2022 and 2021.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2022 and 2021.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $1,130 million and $900 million at December 31, 2022 and 2021, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.
As of December 31, 2022 and December 31, 2021, there was no change in the general account reserves as a result of a change in valuation basis.
As of December 31, 2020, the change in the general account reserves for individual annuities (excluding the impact of separate account CARVM) due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, was a decrease of $72 million which was due to the following:

Valuation Basis		Individual Annuities	Total

Change From	Change To	(in millions)
VACARVM under prior VM-21	VACARVM under new VM-21	$(72)	$(72)
	Total	$(72)	$(72)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

25.    SEPARATE ACCOUNTS
25A.    The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $152 billion and $161 billion as of December 31, 2022 and 2021, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets*		Separate Account Assets (Not Legally Insulated)
	2022	2021	2022	2021
	(in millions)
Pension Risk Transfer Group Annuity Contracts - Not reclassed to the General Account	$9,129	$9,849	$—	$—
Pension Risk Transfer Group Annuity Contracts - Reclassed to the General Account for GAAP	55,486	47,062	278	435
Group Annuity Contracts - Not reclassed to the General Account	44,303	45,876	6	17
Group Annuity Contracts - Reclassed to the General Account for GAAP	11	8	2	1
Group Variable Universal Life	140	175	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	31,116	41,555	6	12
Registered Group Flexible Premium Variable Life Insurance Contract	7	8	—	—
Variable Life	10,664	13,969	—	29
Variable Annuity	1,610	2,302	1	7
Total	$152,466	$160,804	$293	$501

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2022 and 2021, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $3.6 billion and $2.4 billion, respectively. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $22 million, $23 million and $20 million as of December 31, 2022, 2021 and 2020, respectively.

The Company’s General Account has paid $21 million, $16 million and $22 million towards Separate Account guarantees for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2022 and 2021, the market value of loaned securities within the Separate Accounts was $2.8 billion and $2.7 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2022
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2022	$8,759	$3,299	$8,974	$21,032
Reserves as of 12/31/2022
For accounts with assets at:
Market Value	$11,834	$—	$72,863	$84,697
Amortized Cost	37,710	17,160	—	54,870
Total Reserves	$49,544	$17,160	$72,863	$139,567

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$2,739	$32	$—	$2,771
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,576	—	72,863	74,439
At book value without MV adjustment and with current surrender charge of less than 5%	11	—	—	11
Subtotal	4,326	32	72,863	77,221
Not subject to discretionary withdrawal	45,218	17,128	—	62,346
Total	$49,544	$17,160	$72,863	$139,567

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2021
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2021	$5,216	$211	$11,033	$16,460
Reserves as of 12/31/2021
For accounts with assets at:
Market Value	$12,693	$—	$82,659	$95,352
Amortized Cost	27,654	19,142	—	46,796
Total Reserves	$40,347	$19,142	$82,659	$142,148

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$2,986	$35	$—	$3,021
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	2,000	—	82,659	84,659
At book value without MV adjustment and with current surrender charge of less than 5%	11	—	—	11
Subtotal	4,997	35	82,659	87,691
Not subject to discretionary withdrawal	35,350	19,107	—	54,457
Total	$40,347	$19,142	$82,659	$142,148

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2022	2021	2020
	(in millions)
Transfers to Separate Accounts	$20,791	$16,208	$8,476
Transfers from Separate Accounts	13,311	18,127	14,339
Net transfers to (from) Separate Accounts	$7,480	$(1,919)	$(5,863)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

26. RECONCILIATION BETWEEN AUDITED STATUTORY FINANCIAL STATEMENTS AND THE ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILIARY

The following table presents amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2022:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Admitted Assets, Liabilities and Capital and Surplus:

Assets:
Common stocks	$9,783	$132	$9,915
Other invested assets	9,370	(132)	9,238
Total Assets	299,534	—	299,534

The following table presents amounts as reported in the Annual Statement filed with the Department and the prior year adjustments made to the audited statutory financial statements as of December 31, 2021:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Operations and Changes in Capital and Surplus:

Capital and Surplus, Beginning of Period	$11,597	$174	$11,771
Change in net unrealized capital gains (losses)	2,622	(158)	2,464
Change in nonadmitted assets	(353)	(23)	(376)
Other changes, net	280	7	287
Net change in capital and surplus	7,526	(174)	7,352
Capital and Surplus, End of Period	19,123	—	19,123

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2022, 2021 AND 2020

The following tables present amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2020:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Admitted Assets, Liabilities and Capital and Surplus:

Assets:
Common stocks	$7,398	$158	$7,556
Current federal income tax recoverable	25	(7)	18
Net deferred tax asset	1,528	23	1,551
Total Assets	310,653	174	310,827

Capital and Surplus:
Unassigned surplus	9,575	174	9,749
Total Capital and surplus	11,597	174	11,771
Total Liabilities, Capital and Surplus	310,653	174	310,827

Statements of Operations and Changes in Capital and Surplus:

Income tax expense (benefit)	23	7	30
Income (Loss) From Operations	1,975	(7)	1,968
Net Income (Loss)	1,770	(7)	1,763

Change in net unrealized capital gains (losses)	(544)	158	(386)
Change in nonadmitted assets	(57)	23	(34)
Net change in capital and surplus	114	174	288
Capital and Surplus, End of Period	11,597	174	11,771

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Cash Flows:

Cash Flows from Operating Activities:
Premiums and annuity considerations	$24,273	$79	$24,352
Separate account transfers	6,702	(79)	6,623

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2022

(in millions)
Investment Income Earned:
U.S. Government Bonds	$195
Other bonds (unaffiliated)	3,325
Bonds of affiliates	91
Preferred stocks (unaffiliated)	30
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	8
Common stocks of affiliates	316
Mortgages loans	758
Real estate	108
Premium notes, policy loans and liens	80
Cash, cash equivalents and short-term investments	111
Derivative instruments	286
Other invested assets	701
Aggregate write-ins for investment income	30
Gross investment income	$6,039

Real Estate Owned - Book Value less Encumbrances	$334

Mortgage Loans - Book Value:
Agricultural mortgages	$3,388
Residential mortgages	—
Commercial mortgages	16,348
Mezzanine loans	78
Total mortgage loans	$19,814

Mortgage Loans by Standing - Book Value:
Good standing	$19,812
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	2
Foreclosure in process	—
Total mortgage loans	$19,814

Other Long Term Assets - Statement Value	$8,664

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$2,517
Preferred stocks	$—
Common stocks	$9,471

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2022

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$7,803
Over 1 year through 5 years	21,877
Over 5 years through 10 years	17,768
Over 10 years through 20 years	18,061
Over 20 years	26,311
Total by Maturity	$91,820

Bonds by NAIC Designation - Statement Value:
NAIC 1	$53,208
NAIC 2	33,100
NAIC 3	2,955
NAIC 4	1,719
NAIC 5	782
NAIC 6	56
Total by NAIC Designation	$91,820

Total Bonds Publicly Traded	$60,684
Total Bonds Privately Placed	$31,136

Preferred Stocks - Statement Value	$146
Common Stocks - Market Value	$9,915
Short-Term Investments - Book Value	$309
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written and In Force - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$1,333
Futures Contracts Open - Current Value	$—
Cash on Deposit	$287

Life Insurance in Force:
Industrial	$1,858
Ordinary	$1,149,679
Credit Life	$—
Group Life	$2,247,724
26636
Amount of Accidental Death Insurance in Force Under Ordinary Policies	$26,636

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,767
Ordinary	$37,810
Credit Life	$—
Group Life	$963,203

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2022

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$3,086
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,879
Income Payable	$69
Group - Involving Life Contingencies Income Payable	$14

Annuities:
Ordinary
Immediate - Amount of Income Payable	$281
Deferred - Fully Paid Account Balance	$17,035
Deferred - Not Fully Paid Account Balance	$210

Group
Amount of Income Payable	$1,107
Fully Paid Account Balance	$9,083
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Other	$235
Group	$1,697
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,788
Dividend Accumulations - Account Balance	$76

Claim Payments 2022:
Group Accident and Health
2022	$369
2021	$627
2020	$656
Other Accident & Health
2022	$15
2021	$45
2020	$61
Other Coverages that use developmental methods to calculate claims reserves
2022	$—
2021	$—
2020	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2022

(in millions)
Total admitted assets as reported in the Company’s Annual Audited Statement:	$146,775

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Joint Venture Interests - Ironbound Fund LLC	$1,634	1.1%
Long Term Bonds - Prudential Realty Secs Senior Note	$1,021	0.7%
Cash Equivalents - Dryden Core Fund	$789	0.5%
Joint Venture Interests - Prudential Impact Investments Private Equity LLC	$703	0.5%
Long Term Bonds - Skyline (Nwk NJ) CTL Pass-Thru	$451	0.3%
Long Term Bonds - BANK OF AMERICA CORP	$443	0.3%
Long Term Bonds - CITIGROUP INC	$377	0.3%
Long Term Bonds - WELLS FARGO COMMERCIAL MORTGAG	$351	0.2%
Cash Equivalent & Long Term Bond - GOLDMAN SACHS	$332	0.2%
Long Term Bonds - UNION PACIFIC CORP	$327	0.2%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$53,208	36.3%	NAIC-1	$41	0.0%
NAIC-2	$33,100	22.6%	NAIC-2	$4	0.0%
NAIC-3	$2,955	2.0%	NAIC-3	$—	0.0%
NAIC-4	$1,719	1.2%	NAIC-4	$—	0.0%
NAIC-5	$782	0.5%	NAIC-5	$88	0.1%
NAIC-6	$56	0.0%	NAIC-6	$13	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$24,822	16.9%
Foreign-currency-denominated investments	$10,304	7.0%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2022

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$20,765	14.1%
Countries rated NAIC-2	$3,513	2.4%
Countries rated NAIC-3 or below	$544	0.4%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: Cayman Islands	$5,276	3.6%
Country: United Kingdom	$5,095	3.5%

Countries rated NAIC- 2:
Country: Italy	$1,256	0.9%
Country: Mexico	$986	0.7%

Countries rated NAIC-3 or below:
Country: Brazil	$183	0.1%
Country: Colombia	$180	0.1%

Aggregate unhedged foreign currency exposure:	$997	0.7%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$792	0.5%
Countries rated NAIC-2	$47	0.0%
Countries rated NAIC-3 or below	$158	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2022

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$373	0.3%
Country 2: Chile	$212	0.1%

Countries rated NAIC-2:
Country 1: Italy	$34	0.0%
Country 2: Mexico	$13	0.0%

Countries rated NAIC-3 or below:
Country 1: Brazil	$158	0.1%
Country 2:	$—	0.0%

The ten largest non-sovereigns (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - PALMER SQUARE CLO	$323	0.2%
NAIC - 2 - Scottish Hydro Electric Trans	$261	0.2%
NAIC - 2 - Ferrero International S.A.	$246	0.2%
NAIC - 1 - Ichthys LNG Pty Ltd	$228	0.2%
NAIC - 1 - Prudential Chile II Spa	$212	0.1%
NAIC - 1 - BENEFIT STREET PARTNERS CLO	$197	0.1%
NAIC - 2 - Interhoerbiger Finanz AG	$195	0.1%
NAIC - 1 - SHELL INTERNATIONAL FINANCE	$187	0.1%
NAIC - 1 - SIEMENS FINANCIERINGSMAATSCHAP CORP	$185	0.1%
NAIC - 2 - De'Longhi SpA	$181	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2022

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

PRUCO Life Insurance Company	$4,839	3.3%
Colico Inc	$2,003	1.4%
Ironbound Fund LLC	$1,634	1.1%
Orchard Street Acres Inc.	$1,034	0.7%
Prudential Impact Investments Private Equity LLC	$703	0.5%
Prudential Realty Securities, Inc.	$553	0.4%
Colico II Inc	$517	0.4%
Prudential Legacy Insurance Company of New Jersey	$269	0.2%
PGIM Loan Originator	$227	0.2%
Prudential Capital Partners V, L.P.	$198	0.1%

The ten largest fund managers of nonaffiliated, privately placed equities:

	Total Invested	Diversified	Nondiversified
	(in millions)

Prudential Capital Partners V, L.P.	$198	$198	$—
Federal Home Loan Bank of NY	$149	$—	$149
PGIM Capital Partners VI, L.P.	$143	$143	$—
Peak Reinsurance Holdings Ltd	$137	$—	$137
PGIM Real Estate Asia Core	$108	$108	$—
NNE Holding LLC	$78	$—	$78
Tortoise Energy Infra Corp.	$20	$—	$20
Clearbridge MLP/Midstm Fnd Inc	$14	$—	$14
Camira Group Holdings Ltd	$12	$—	$12
Gap Partnership Group Ltd	$6	$—	$6

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2022

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

AG William H. Gate, III	$444	0.3%
COMM The Blackstone Group	$238	0.2%
AG Assemi Group	$207	0.1%
AG The Wonderful Company, LLC	$184	0.1%
AG ARBEJDSMARKEDETS TILLAEGSPENSION	$172	0.1%
COMM C.J. SEGERSTROM & SONS	$167	0.1%
COMM Mapletree	$152	0.1%
COMM Stockbridge Capital Group, LLC	$148	0.1%
AG Brewster Heights Packing and Orchards, LP	$136	0.1%
COMM Harrison Street	$134	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$83	0.1%
Mortgage loans over 90 days past due	$2	0.0%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$—	0.0%

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$95	0.1%	$—	0.0%
91% to 95%	$—	0.0%	$102	0.1%	$—	0.0%
81% to 90%	$—	0.0%	$239	0.2%	$38	0.0%
71% to 80%	$—	0.0%	$1,633	1.1%	$—	0.0%
Below 70%	$—	0.0%	$14,357	9.8%	$3,350	2.3%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2022

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$5,076	3.5%	$4,375	$5,233	$5,075
Repurchase agreements	$3,325	2.3%	$5,001	$4,738	$5,162
Reverse repurchase agreements	$—	0.0%	$—	$—	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$18	0.0%	$(5)	0.0%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$1,149	0.8%	$984	$990	$986
Income Generation	$—	0.0%	$—	$—	$—
Replications	$4,873	3.3%	$2,510	$2,266	$4,249
Other	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$307	0.2%	$281	$281	$307
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2022

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$5,772	4.2%	$5,772	4.2%
All other governments	2,861	2.1%	2,861	2.1%
U.S. states, territories and possessions, etc. guaranteed	248	0.2%	248	0.2%
U.S. political subdivisions of states, territories, and possessions, guaranteed	378	0.3%	378	0.3%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	5,423	3.9%	5,423	3.9%
Industrial and miscellaneous	71,993	52.0%	71,993	52.0%
Hybrid securities	228	0.1%	228	0.1%
Parent, subsidiaries and affiliates	2,517	1.8%	2,517	1.8%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated Bank loans	1,033	0.7%	1,033	0.7%
Total long-term bonds	$90,453	65.3%	$90,453	65.3%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$146	0.1%	$146	0.1%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$146	0.1%	$146	0.1%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$6	0.0%	$6	0.0%
Industrial and miscellaneous Other (Unaffiliated)	436	0.3%	436	0.3%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Other	9,471	6.8%	9,471	6.8%
Mutual funds	2	0.0%	2	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$9,915	7.1%	$9,915	7.1%

.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2022

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$3,388	2.4%	$3,388	2.4%
Residential properties	—	0.0%	—	0.0%
Commercial loans	16,348	11.8%	16,348	11.8%
Mezzanine real estate loans	78	0.1%	78	0.1%
Total mortgage loans	$19,814	14.3%	$19,814	14.3%

Real estate investments:
Property occupied by company	$231	0.2%	$231	0.2%
Property held for production of income	103	0.1%	103	0.1%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$334	0.3%	$334	0.3%

Cash, cash equivalents and short-term investments:
Cash	$287	0.2%	$287	0.2%
Cash equivalents	2,120	1.5%	2,120	1.5%
Short-term investments	309	0.2%	309	0.2%
Total cash, cash equivalents and short-term investments	$2,716	1.9%	$2,716	1.9%

Policy Loans	$1,834	1.3%	$1,834	1.3%
Other invested assets	8,664	6.3%	8,664	6.3%
Derivatives	4,019	2.9%	4,019	2.9%
Receivables for securities	210	0.2%	210	0.2%
Cash collateral for variation margin	364	0.3%	364	0.3%
Total Invested Assets	$138,469	100.0%	$138,469	100.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2022

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	x

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	x

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	x

4.Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Assumption reinsurance – new for the reporting period (1)	Yes	No	x
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	x

5.Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	x	N/A

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	x	N/A

(1) This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

Opinions

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”) described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of Matters

As discussed in Note 10 to the financial statements, the Company has entered into significant transactions with Prudential Financial, Inc. and other affiliated entities, all related parties.

As discussed in Note 24 to the financial statements, in 2020 the Company changed the valuation basis for reserves for variable annuity policies.

Our opinion is not modified with respect to these matters.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the statutory financial statements taken as a whole. The supplemental Annual Statement Schedule 1 – Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2022 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 6, 2023

PART C
OTHER INFORMATION

ITEM 27. EXHIBITS:

Exhibit No.	Description

(a)
Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4, Registration No. 2-80897, filed April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.

(b)	Not Applicable

(c) (1)
Form of Distribution Agreement between Prudential Investment Services LLC (PIMS) (Underwriter) and The Prudential Insurance Company of America (Depositor). Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4, Registration No. 2-81318 filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.

(2)
Form of Selected Broker Agreement used by PIMS. Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4, Registration No. 2-81318 filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.

(d) (1)
Individual Variable Annuity Contract (Form WVA-83). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(2)
Special Page One to the Contract (Form WVA-83) for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(3)
Endorsement WVA2-83 to the Contract (Form WVA-83) for use in New Jersey issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(4)
Special Page Six WVA-83 to the Contract (Form WVA-83) for use in Oklahoma issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(5)
Special Page Six WVA-83 to the Contract (Form WVA-83) for use in California issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(6)
Endorsement WVA 3-83 to the Contract (Form WVA-83) for use in Tennessee issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(7)
Endorsement WVA 4-83 to the Contract (Form WVA-83 and VIP-84) for use in Texas issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(8)
Endorsement WVA 5-83 to the Contract (Form WVA-83) for use in Texas and Pennsylvania issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(9)
Endorsement WVA 6-83 to the Contract (Form WVA-83) for use in California issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(10)
Endorsement COMB 84889-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(11)
Endorsement COMB 84890-83 to the Contract (Form WVA-83) for use in the District of Columbia and in all states except New York. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(12)
Individual Variable Annuity Contract (Form VIP-84). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(13)
Special Page One to the Contract (Form VIP-84). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(14)
Special Page Nineteen to the Contract (Form VIP-84) for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(15)
Special Page Four to the Contract (Form VIP-84) for use in Oklahoma issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(16)
Special Page Seven to the Contract (Form VIP-84) for use in Oklahoma issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(17)
Special Page Four to the Contract (Form VIP-84) for use in California issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(18)
Special Page Seven to the Contract (Form VIP-84) for use in California issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(19)
Endorsement VIP 3-84 to the Contract (Form VIP-84) for use in California issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(20)
Endorsement WVA 13-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(21)
Endorsement VIP 6-85 to the Contract (Form VIP-84) for use in all the states so that the Contract meets Internal Revenue Code Section 72(s) requirements for an annuity. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(22)
Individual Variable Annuity Contract (Form VIP-86). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(23)
Individual Variable Annuity Contract (Form VIP-86) revised. Incorporated by reference to Post-Effective Amendment No. 24 to Form N-4, Registration No. 2-80897, filed April 24, 1998, on behalf of The Prudential Individual Variable Contract Account.

(24)
Special Jacket VIP-86 MN to the VIP-86 Contract for use in Minnesota issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(25)
Special Jacket VIP-86 NY to the VIP-86 Contract for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(26)
Special Contract Data Page 3 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(27)
Special Page 7 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(28)
Special Page 7 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4, Registration No. 2-81318 filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.

(29)
Special Page 8 (VIP-86)(SC) to the VIP-86 Contract for use in South Carolina issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(30)
Special Page 8 (VIP-86) (OK) to the VIP-86 Contract for use in Oklahoma issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(31)
Special Page 11 (VIP-86) (WA) to the VIP-86 Contract for use in Washington issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(32)
Special Page 11 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(33)
Special Page 11 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(34)
Special Page 11 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(35)
Special Page 12 (VIP-86) (SC) to the VIP-86 Contract for use in South Carolina and Washington issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(36)
Special Page 12 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(37)
Special Page 12 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(38)
Special Page 13 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(39)
Special Page 14 (VIP-86) (WI) to the VIP-86 Contract for use in Wisconsin issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(40)
Special Back Jacket Page 18 (VIP-86) (MN) to the VIP-86 Contract for use in Minnesota issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(41)
Special Back Jacket Page 18 (VIP-86) (NY) to the VIP-86 Contract for use in New York issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(42)
Special Jacket VIP-86-P to the VIP-86 Contract for use in Pennsylvania issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(43)
Special Contract Data Page 3 (VIP-86) (MA) to the VIP-86 Contract Firefox https://www.sec.gov/Archives/edgar/data/711321/000120677405000198.for use in Massachusetts issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(44)
Special Page 7 (VIP-86) (PA) to the VIP-86 Contract for use in Pennsylvania issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(45)
Special Blank Page 13 (VIP-86)(MA) to the VIP-86 Contract for use in Massachusetts issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(46)
Special Blank Page 17 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(47)
Special Back Jacket Page 18 (VIP-86-P) to the VIP-86 Contract for use in Pennsylvania issues. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(48)
Endorsement VIP 501-86 to the VIP-86 Contract for use in all states except Delaware, Georgia, Massachusetts, North Dakota, New York, Oregon, Pennsylvania and Texas. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(49)
Endorsement COMB 84890-83 to the VIP-86 Contract for use in Montana. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(50)
Endorsement Certification PLI 254-86 to the VIP-86 Contract for use in Pennsylvania. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(51)
Endorsement PLI 288-88 to the VIP-86 Contract. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(52)
Waiver of Withdrawal Charges rider ORD 88753-92 to the VIP-86 Contract (at issue). Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4, Registration No. 2-81318 filed April 25, 2000, on behalf of The Prudential Individual Variable Contract Account.

(53)
Waiver of Withdrawal Charges rider ORD 88754-92 to the VIP-86 Contract (after issue). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(54)	Spousal Continuance rider ORD 89011-93. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999.

(55)	Endorsement altering the Assignment provision ORD 83922-95. Incorporated by reference to Post-Effective Amendment No. 20 to FormS-6, Registration No. 2-80897, filed February 27, 1995.

(e)(1)
Application Form VA 200 ED 07/83 for Individual Variable Annuity Contract (Form WVA-83). Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(2)
Application Form VA 200 ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential representatives. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(3)
Application Form VA 200B ED 5/84 for Individual Variable Annuity Contract (Form VIP-84) for use by Prudential Securities account executives. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(4)
Revised Application Form VA 200 ED 5/84-Non-Qualified for Individual Annuity Contract (Form VIP-84) for use by Prudential representatives. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(5)
Revised Application Form VA 200 Ed. 5/86-Non-Qualified. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(6)
Revised Application Form VA 200 Ed. 5/86-Non-Qualified (NY) for use in New York. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(7)
Revised Application Form VA 200 Ed. 9/86-Non-Qualified. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(8)
Revised Application Form VA 200 Ed. 11/86-Non-Qualified. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(9)	Application for VIP annuity contract ORD 87348-92. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999.

(10)	Supplement to the Application for a VIP contract ORD 87454-92. Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999.

(f) (1)
Charter of The Prudential Insurance Company of America, as amended February 27, 2002. Incorporated by reference to Post-effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of the Prudential Variable Contract Account GI-2.

(2)
By-Laws of The Prudential Insurance Company of America, as amended September 10, 2002. Incorporated by reference to Post-effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003, on behalf of the Prudential Variable Contract Account GI-2.

(g)	Not Applicable.

(h)
Purchase Agreement between The Prudential Series Fund, Inc. and The Prudential Insurance Company of America. Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4, Registration No. 2-81318, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(i)	Not Applicable.

(j)	Not Applicable.

(k)	Opinion of Counsel and consent to its use as to legality of the securities being registered. Filed Herewith

(l) (1)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith

(2)
Powers of Attorney. Robert Axel, Thomas Baltimore, Gilbert Casellas, Robert Falzon, Martina Hund-Mejean, Wendy Jones, Karl Krapek, Peter Lighte, Charles Lowrey, Sandra Pianalto, Christine Poon, Douglas Scovanner, Kenneth Tanji, and Michael Todman. Filed Herewith

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH DEPOSITOR

Charles F. Lowrey	Chairman, President & Chief Executive Officer and Director
Robert M. Falzon	Vice Chairman and Director
Thomas J. Baltimore	Director
Gilbert F. Casellas	Director
Martina Hund-Mejean	Director
Wendy E. Jones	Director
Karl J. Krapek	Director
Peter R. Lighte	Director
Sandra Pianalto	Director
Christine A. Poon	Director
Douglas A. Scovanner	Director
Michael A. Todman	Director
Lucien A. Alziari	Director
Caroline A. Feeney 213 Washington Street Newark, NJ 07102	Executive Vice President and Head of U.S. Businesses
Stacey Goodman	Executive Vice President and Chief Information Officer
Ann M. N. Kappler	Executive Vice President and General Counsel
Scott G. Sleyster	Executive Vice President, Market Competitiveness
Andrew F. Sullivan	Executive Vice President and Head of Head of International Businesses and PGIM
Kenneth Y. Tanji	Executive Vice President and Chief Financial Officer
Naveen Agarwal 213 Washington Street Newark, NJ 07102	Senior Vice President
Darin A. Arita	Senior Vice President
Robert D. Axel 100 Mulberry Street Gateway Center Three Newark, NJ 07102	Senior Vice President, Principal Accounting Officer and Controller
Michael Baker	Senior Vice President
Meyrick Douglas	Senior Vice President, Chief Risk Officer
Joseph D. Emanuel	Senior Vice President and Chief Ethics Compliance Officer
Caroline Faulkner 213 Washington Street Newark, NJ 07102	Senior Vice President
Alan M. Finkelstein	Senior Vice President
Margaret M. Foran	Senior Vice President, Chief Governance Officer and Corporate Secretary
Yanela C. Frias 280 Trumbull Street Hartford, CT 06103	Senior Vice President
Jonathan Harris	Senior Vice President
Bradford O. Hearn 213 Washington Street Newark, NJ 07102	Senior Vice President
Salene Hitchcock-Gear 213 Washington Street Newark, NJ 07102	Senior Vice President
Richard G. Hummers	Senior Vice President
Susan S. Johnson 213 Washington Street Newark, NJ 07102	Senior Vice President

Nandini Mongia 100 Mulberry Street Gateway Center Three Newark, NJ 07102	Senior Vice President and Treasurer
Cecilia Orchard	Senior Vice President, Chief Auditor
Lata N. Reddy	Senior Vice President
Timothy L. Schmidt 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Investment Officer
Alan W. Sexton	Senior Vice President
James J. Shea 100 Mulberry Street Gateway Center Three Newark, NJ 07102	Senior Vice President
Anthony F. Torre	Senior Vice President
Dylan J. Tyson 1 Corporate Drive Shelton, CT 06484	Senior Vice President
George P. Waldeck 213 Washington Street Newark, NJ 07102	Senior Vice President
Candace J. Woods	Senior Vice President and Chief Actuary

*The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey and a subsidiary of Prudential Financial, Inc.. The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc. (PFI), Registration No. 001-16707, filed February 16, 2023, the text of which is hereby incorporated.
In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in seven of its separate accounts, shares of The Prudential Series Fund, a Delaware statutory trust. The balance of the shares of The Prudential Series Fund are held in separate accounts of Pruco Life Insurance Company, a wholly-owned subsidiary of Prudential, and Pruco Life Insurance Company of New Jersey, a wholly-owned subsidiary of Pruco Life Insurance Company and separate accounts of certain non- Prudential insurers. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.
Registrant may also be deemed to be under common control with other insurers that are direct or indirect subsidiaries of PFI and their separate accounts.
Prudential is a stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 30. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his/her position with such trust or corporation.
New Jersey, being the state of organization of The Prudential Insurance Company of America (“Prudential”), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s by-law, Article VII, Section 1, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (f)(ii) to Post-Effective Amendment No. 32 to Form N-6, Registration No. 33-20000, filed April 21, 2009, on behalf of The Prudential Variable Appreciable Account. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS:
(a) Prudential Investment Management Services LLC (“PIMS”)
PIMS is distributor and principal underwriter for the PGIM family of funds.
PIMS is also distributor of the following other investment companies: Prudential’s Gibraltar Fund, Inc.; The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; The Prudential Variable Contract GI-2; the Prudential Discovery Premier Group Variable Contract Account; the Prudential Discovery Select Group Variable Contract Account; and PRIAC Variable Contract Account A.

(b) The following table sets forth certain information regarding the officers and directors of PIMS. As a limited liability company, PIMS has no directors.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

Adam Scaramella 213 Washington Street Newark, New Jersey 07102	President
Kevin Chaillet 751 Broad Street Newark, New Jersey 07102	Treasurer
H. S. Lee 213 Washington Street Newark, New Jersey 07102	Senior Vice President, Chief Legal Officer and Secretary
Karen Leibowitz 213 Washington Street Newark, New Jersey 07102	Senior Vice President and Chief Administrative Officer
Andre T. Carrier 213 Washington Street Newark, New Jersey 07102	Senior Vice President
John N. Christolini 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Chief Compliance Officer
Peter J. Puzio 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President
Hansjerg P. Schlenker 655 Broad Street Newark, New Jersey 07102	Senior Vice President and Chief Operations Officer
Robert P. Smit 751 Broad Street Newark, New Jersey 07102	Senior Vice President, Chief Financial Officer, Controller and Assistant Treasurer
Kelly Florio 751 Broad Street Newark, New Jersey 07102	Vice President and Anti-Money Laundering Officer
Lenore J. Paoli 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Chief Risk Officer
(c)    Commissions received by PIMS during 2022 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
Prudential Investment Management Services LLC	$1,087,527.67	$-0-	$-0-	$-0-

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Registrant through Prudential at the following addresses:
The Prudential Insurance Company of America and PGIM, Inc.
655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America and PGIM, Inc.
100 Mulberry Street
Gateway Buildings Two, Three and Four,
Newark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102

The Prudential Insurance Company of America c/o PGIM Investments
30 Scranton Office Park
Scranton, PA 18507
The Prudential Insurance Company of America
80 Livingston Avenue
Roseland, NJ 07068
State Street Bank & Trust 801 Pennsylvania Avenue
Kansas City, MO 64105

ITEM 33. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 34. FEE REPRESENTATION
The Prudential Insurance Company of America (Prudential) hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential under the contracts.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and the State of New Jersey on this 13th day of April 2023.

PRUDENTIAL QUALIFIED INDIVIDUAL VARIABLE CONTRACT ACCOUNT
REGISTRANT

By:	/s/ Charles F. Lowery*
Charles F. Lowery President and Chief Executive Officer
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
DEPOSITOR

By:	/s/ Charles F. Lowery*
Charles F. Lowery President and Chief Executive Officer
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Charles F. Lowery*	Chairman, Director, President and Chief Executive Officer	April 13, 2023
Charles F. Lowery
Robert M. Falzon*	Vice Chairman and Director	April 13, 2023
Robert M. Falzon
Kenneth Y. Tanji*	Executive Vice President and Chief Financial Officer	April 13, 2023
Kenneth Y. Tanji
Robert D. Axel*	Senior Vice President, Principal Accounting Officer and Controller	April 13, 2023
Robert D. Axel
Thomas J. Baltimore*	Director	April 13, 2023
Thomas J. Baltimore
Gilbert F. Casellas*	Director	April 13, 2023
Gilbert F. Casellas
Martina Hund-Mejean*	Director	April 13, 2023
Martina Hund-Mejean
Wendy E. Jones*	Director	April 13, 2023
Wendy E. Jones
Karl J. Krapek*	Director	April 13, 2023
Karl J. Krapek

Peter R. Lighte*	Director	April 13, 2023
Peter R. Lighte
Sandra Pianalto*	Director	April 13, 2023
Sandra Pianalto
Christine A. Poon*	Director	April 13, 2023
Christine A. Poon
Douglas A. Scovanner*	Director	April 13, 2023
Douglas A. Scovanner
Michael A. Todman*	Director	April 13, 2023
Michael A. Todman

By:	/s/Elizabeth L. Gioia
Elizabeth L. Gioia
* Executed by Elizabeth L. Gioia on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

Exhibit No.	Description
(k)	Opinion of Counsel and consent to its use as to legality of the securities being registered.
(l)(1)	Written Consent of Independent Registered Public Accounting Firm.
(l)(2)
Powers of Attorney:Robert Axel, Thomas Baltimore, Gilbert Casellas, Robert Falzon, Martina Hund-Mejean, Wendy Jones, Karl Krapek, Peter Lighte, Charles Lowrey, Sandra Pianalto, Christine Poon, Douglas Scovanner, Kenneth Tanji, and Michael Todman.